                   SECOND AMENDED AND RESTATED LOAN AGREEMENT



                                  BY AND AMONG



                          G-III LEATHER FASHIONS, INC.




                           THE BANKS SIGNATORY HERETO



                                      AND


                               NATWEST BANK N.A.
                     AS AGENT, COLLATERAL MONITORING AGENT
                        AND ISSUING BANK FOR SUCH BANKS



                                 JUNE 12, 1995

                               TABLE OF CONTENTS

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                                                                            ----

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Article 1.       Definitions.................................................  2

Article 2.       Revolving Credit Facility................................... 21
  Section 2.1    Letters of Credit; Acceptances;
                   Loans; Steamship Guaranties;
                   Airway Releases........................................... 21
  Section 2.2    Applications for Letters of
                   Credit, Steamship Guaranties
                   and Airway Releases.. .................................... 23
  Section 2.3    Borrowing Notice and
                   Disbursement of Loans..................................... 25
  Section 2.4    Notes....................................................... 26
  Section 2.5    Interest.................................................... 26
  Section 2.6    Fees........................................................ 27
  Section 2.7    Payment of Loans and Acceptances;
                    Voluntary Changes in Commitment;
                    Mandatory Prepayments.................................... 28
  Section 2.8    Use of Proceeds of Loans.................................... 29
  Section 2.9    Computations................................................ 29
  Section 2.10   Time and Method of Payments;
                    Statement of Account..................................... 30
  Section 2.11   Several Obligations......................................... 31
  Section 2.12   Guaranties.................................................. 31
  Section 2.13   Security.................................................... 32
  Section 2.14   Lending Offices............................................. 36
  Section 2.15   Obligations Absolute........................................ 36
  Section 2.16   Sharing of Payments
                   and Set-Off Among Banks................................... 37
  Section 2.17   Capital Requirements........................................ 37
  Section 2.18   Additional L/C Provisions................................... 38
  Section 2.19   Pro Rata Treatment Among Banks.............................. 40
  Section 2.20   Non-Receipt of Funds by the Agent........................... 40
  Section 2.21   Collections; Agent's Right to
                    Notify Account Debtors and
                    Endorse the Borrower's Name.............................. 41
  Section 2.22   Application of Payments and Collections..................... 42

Article 3.       Representations and Warranties.............................. 43
  Section 3.1    Organization................................................ 43
  Section 3.2    Power, Authority, Consents.................................. 44
  Section 3.3    No Violation of Law or Agreements........................... 45
  Section 3.4    Due Execution, Validity, Enforceability..................... 45
  Section 3.5    Properties, Priority of Liens............................... 46
  Section 3.6    Judgments, Actions, Proceedings............................. 46
  Section 3.7    No Default; Compliance With Laws............................ 46

                                      -i-

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  Section 3.8    Burdensome Documents........................................ 47
  Section 3.9    Financial Statements;
                   Projections............................................... 47
  Section 3.10   Tax Returns................................................. 48
  Section 3.11   Intangible Assets........................................... 48
  Section 3.12   Regulation U................................................ 48
  Section 3.13   Name Changes, Mergers,
                   Acquisitions; Location of Collateral...................... 49
  Section 3.14   Full Disclosure............................................. 49
  Section 3.15   Licenses and Approvals...................................... 49
  Section 3.16   Labor Disputes; Collective Bargaining
                   Agreements; Employee Grievances........................... 50
  Section 3.17   Condition of Assets......................................... 50
  Section 3.18   ERISA....................................................... 50
  Section 3.19   Account Representations
                   and Warranties............................................ 52
  Section 3.20   Borrowing Base Certificates................................. 52
  Section 3.21   Accounts Receivable Aging Reports;
                   Key Item Reports.......................................... 52
  Section 3.22   Inventory Representations
                   and Warranties............................................ 52
  Section 3.23   Forfeiture Proceeding....................................... 53
  Section 3.24   Americans with Disabilities Act............................. 53

Article 4.       Conditions.................................................. 53
  Section 4.1    Conditions to Closing....................................... 53
  Section 4.2    Conditions to Subsequent
                   Loans and Issuance of L/Cs................................ 56
  Section 4.3    Post-Closing Obligations.................................... 56

Article 5.       Delivery of Financial Reports,
                   Documents and Other Information........................... 57
  Section 5.1    Annual Financial Statements................................. 57
  Section 5.2    Semi-Annual Financial Statements;
                   Quarterly Financial Statements............................ 58
  Section 5.3    Compliance Information...................................... 59
  Section 5.4    No Default Certificate...................................... 59
  Section 5.5    Rental Obligations; Capitalized
                   Lease Obligations......................................... 59
  Section 5.6    Accountants' Reports........................................ 59
  Section 5.7    Copies of Documents......................................... 60
  Section 5.8    Notices of Defaults......................................... 60
  Section 5.9    ERISA Notices............................................... 60
  Section 5.10   Additional Information and Reports ......................... 61
  Section 5.11   Confidentiality of Information.............................. 62


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Article 6.       Affirmative Covenants....................................... 63
  Section 6.1    Books and Records........................................... 63
  Section 6.2    Inspections and Field Examinations;
                    Annual Accounts Receivable............................... 63
  Section 6.3    Maintenance and Repairs..................................... 64
  Section 6.4    Continuance of Business..................................... 64
  Section 6.5    Copies of Corporate Documents............................... 64
  Section 6.6    Perform Obligations......................................... 64
  Section 6.7    Notice of Litigation........................................ 65
  Section 6.8    Insurance................................................... 65
  Section 6.9    Financial Covenants......................................... 65
  Section 6.10   Notice of Certain Events.................................... 66
  Section 6.11   Comply with ERISA........................................... 67
  Section 6.12   Environmental Compliance.................................... 67
  Section 6.13   Management Letter........................................... 67
  Section 6.14   Engagement of Consultant.................................... 67
  Section 6.15   Tax Refunds................................................. 68

Article 7.       Negative Covenants.......................................... 68
  Section 7.1    Indebtedness................................................ 68
  Section 7.2    Liens....................................................... 69
  Section 7.3    Guaranties.................................................. 69
  Section 7.4    Mergers, Acquisitions; Liquidations......................... 70
  Section 7.5    Redemptions; Distributions.................................. 70
  Section 7.6    Stock Issuance.............................................. 71
  Section 7.7    Changes in Business......................................... 71
  Section 7.8    Prepayments................................................. 71
  Section 7.9    Investments................................................. 71
  Section 7.10   Fiscal Year................................................. 72
  Section 7.11   ERISA Obligations........................................... 72
  Section 7.12   Amendments of Documents..................................... 73
  Section 7.13   Capital Expenditures........................................ 73
  Section 7.14   Capitalized Lease Obligations............................... 73
  Section 7.15   Management Fees............................................. 73
  Section 7.16   Transactions with Affiliates................................ 73
  Section 7.17   Activities Leading to Forfeiture
                    Proceeding............................................... 74
  Section 7.18   Rental Obligations.......................................... 74
  Section 7.19   Retail Store................................................ 74
  Section 7.20   License Agreements.......................................... 75

Article 8.       Events of Default........................................... 75
  Section 8.1    Payments.................................................... 75
  Section 8.2    Certain Covenants........................................... 75
  Section 8.3    Other Covenants............................................. 75



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  Section 8.4    Other Defaults.............................................. 76
  Section 8.5    Representations and Warranties.............................. 76
  Section 8.6    Bankruptcy.................................................. 77
  Section 8.7    Judgments................................................... 77
  Section 8.8    ERISA....................................................... 78
  Section 8.9    Ownership of Stock.......................................... 78
  Section 8.10   Management.................................................. 78
  Section 8.11   Liens....................................................... 79
  Section 8.12   Amount of Obligations....................................... 79
  Section 8.13   Forfeiture Proceedings...................................... 79
  Section 8.14   Material Adverse Change..................................... 79

Article 9.       Agency Provisions........................................... 79
  Section 9.1    Appointment, Powers and Immunities.......................... 79
  Section 9.2    Reliance.................................................... 80
  Section 9.3    Events of Default........................................... 80
  Section 9.4    Rights as a Bank............................................ 81
  Section 9.5    Indemnification............................................. 81
  Section 9.6    Non-Reliance................................................ 82
  Section 9.7    Failure to Act.............................................. 82
  Section 9.8    Resignation or Removal...................................... 82
  Section 9.9    Sharing of Collateral and Payments.......................... 83
  Section 9.10   Additional Provisions as to the
                   Collateral Monitoring Agent............................... 84

Article 10.      Miscellaneous Provisions.................................... 85
  Section 10.1   Fees and Expenses; Indemnity................................ 85
  Section 10.2   Taxes....................................................... 87
  Section 10.3   Payments.................................................... 87
  Section 10.4   Survival of Agreements and
                   Representations; Construction............................. 88
  Section 10.5   Lien on and Set-off of Deposits............................. 88
  Section 10.6   Modifications, Consents and
                   Waivers; Entire Agreement................................. 89
  Section 10.7   Remedies Cumulative......................................... 89
  Section 10.8   Further Assurances.......................................... 90
  Section 10.9   Notices..................................................... 90
  Section 10.10  Counterparts................................................ 92
  Section 10.11  Severability................................................ 92
  Section 10.12  Binding Effect; No Assignment
                   or Delegation by Borrower................................. 93
  Section 10.13  Assignments and Participation by
                   Banks; Issuance of L/Cs by
                   Bank Affiliates........................................... 93


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  Section 10.14  GOVERNING LAW; CONSENT TO JURISDICTION;
                   WAIVER OF TRIAL BY JURY................................... 96
  Section 10.15. Waiver of Existing Events of Defaults....................... 96
  Section 10.16. Additional Agreements by Borrower
                   and Loan Parties. ................... .................... 97
  Section 10.17. Release by Borrower and Loan Parties........................ 97

                                      -v-

EXHIBITS


     A.           Form of Fourth Substituted Note
     B.           States of Incorporation and Qualification, and
                  Capitalization and Ownership of Stock, of Borrower and
                  Subsidiaries
     C.           Consents, Waivers, Approvals; Violation of Agreements
     D-1.         Form of Available to Sell Report ($)
     D-2.         Form of Available to Sell Report (Units)
     D-3.         Form of Inventory Analysis Report
     D-4.         Form of Key Item Report
     E.           Permitted Security Interests, Liens and Encumbrances
     F.           Judgments, Actions, Proceedings
     G.           Defaults; Compliance with Laws, Regulations, Agreements
     H.           Burdensome Documents
     I.           Patents, Trademarks, Trade Names, Service Marks,
                  Copyrights, and Trade-Style Names
     J.           Name Changes, Mergers, Acquisitions; Location of
                  Collateral
     K.           Labor Disputes; Collective Bargaining Agreements;
                  Employee Grievances
     L.           Pension Plans
     M.           Permitted Indebtedness and Guaranties
     N.           Form of Assignment and Acceptance
     O.           Accounts and Inventory
     P.           Borrowing Base Certificate
     Q.           Form of Continuing Agreement for Issuance of Steamship
                  Guaranties and Airway Releases


SCHEDULE

     1            Existing Events of Default
     7.9          Investments

                   SECOND AMENDED AND RESTATED LOAN AGREEMENT
                   ------------------------------------------

         THIS AGREEMENT, made as of the 12th day of June, 1995, by and among:

         G-III LEATHER FASHIONS, INC., a New York corporation (the 'Borrower');

         The Banks that have executed the signature pages hereto (individually, a 'Bank' and collectively, the 'Banks'); and

         NATWEST BANK N.A. (formerly known as National Westminster Bank USA), a national banking association, as Agent for the Banks (in such capacity, together with its successors in such capacity, the 'Agent'), as Collateral Monitoring Agent for the Banks (in such capacity, together with its successors in such capacity, the 'Collateral Monitoring Agent'), and as Issuing Bank (in such capacity, together with its successors in such capacity, the 'Issuing Bank');

                              W I T N E S S E T H:
                              --------------------

         (A) The Borrower is indebted to the Banks in the aggregate principal amount of NINETEEN MILLION NINE HUNDRED THOUSAND AND 00/100 ($19,900,000.00) DOLLARS in respect of revolving loans made by the Banks and the Borrower and certain of its affiliates are the account parties in respect of letters of credit and acceptances issued by the Banks in the outstanding stated amount of $15,385,300.00 (collectively, the 'Existing Loan and L/C Obligations') pursuant to the Amended and Restated Loan Agreement, dated July 29, 1994, by and among the Borrower, the Banks and the Agent, as amended by Letter Amendment dated as of December 15, 1994, Letter Amendment dated as of February 2, 1995, Letter Amendment dated March 24, 1995, Agreement as to Open Trade Letters of Credit, dated March 30, 1995, Letter Agreement dated May 30, 1995, Letter Agreement dated June 5, 1995 and Letter Agreement dated June 9, 1995 (as so amended, the 'Existing Loan Agreement');

         (B) The Existing Loan and L/C Obligations and all other indebtedness, liabilities and obligations of the Borrower to the Banks whether now existing or hereafter arising, including, without limitation, those arising under the Existing Loan Agreement (all such indebtedness, liabilities and obligations, collectively, the 'Existing Bank Obligations') are secured by certain guaranties and liens on collateral, including, without limitation: (a) the personal property of the Borrower pursuant to a security agreement between the Borrower and the Agent for the ratable benefit of the Banks, (b) the guaranties of certain subsidiaries and affiliates of the Borrower of the Existing Bank Obligations, and (c) certain personal property of such subsidiaries and affiliates pursuant to security agreements by and between such subsidiaries and affiliates and the Agent, for the benefit of the Banks, in each case, as provided for in the Existing Loan Agreement;

         (C) Morris Goldfarb and Aron Goldfarb, stockholders in G-III Apparel Group, Ltd., the owner of all of the issued and outstanding capital stock of the Borrower, have personally guaranteed a portion of the Existing Bank Obligations;

         (D) As of the date hereof, the Borrower is not in compliance with certain of the terms, conditions and covenants of the Existing Loan Agreement and certain Events of Default exist thereunder;

         (E) The Borrower desires that the Banks (i) waive the existing Events of Default under the Existing Loan Agreement, which Events of Default are set forth on Schedule 1 attached hereto (the 'Existing Events of Default'); and (ii) extend the credit facility provided for under the Existing Loan Agreement as amended hereby on the terms and conditions contained herein;

         (F) The Banks have agreed to waive the existing Events of Default and extend the credit facility, subject to the amendment of the terms and conditions relating to the aforementioned collateral and subject to the other agreements of the parties, all as hereinafter set forth; and

         (G) In order to effect the amendment of the Existing Loan Agreement, the Banks, the Agent, the Collateral Monitoring Agent, the Issuing Bank and the Borrower desire to amend and restate the Existing Loan Agreement in its entirety as set forth herein;

         NOW, THEREFORE, the parties hereto agree to amend and restate the Existing Loan Agreement in its entirety as follows:

         Article 1.  Definitions.

         As used in this Agreement, the following terms shall have the following meanings:

                  'Acceptance(s)' - time drafts which (a) are drawn by the Borrower's vendors or suppliers under L/Cs which permit such drawings and are presented to the Agent in accordance with the terms of the relevant Time Trade L/Cs on or before the respective expiration dates of such Time Trade L/Cs, (b) are accepted by a Bank in accordance with the terms of this Agreement and (c) mature no later than the earlier of (i) 60 days after the date of issuance thereof and (ii) the Commitment Termination Date.

                  'Account' - accounts (including but not limited to accounts receivable), revenues, income, fees and receipts whether now or hereafter existing or now owned or hereafter acquired and wherever located, of every kind and description, tangible or intangible, and all rights to receive the same, whether in the form of contract rights or other rights, and the proceeds of such rights, whether now owned or hereafter coming into existence, and all chattel paper, instruments, general intangibles, credits, claims, demands and any other obligations for the payment of money.

                  'Account Debtor' or 'account debtor' - at any time, any Person who is obligated to the Borrower, Retail or Manufacturing under or on account of an Account.

                  'Accounts Receivable Aging Report' - a summary account receivable trial balance showing accounts receivable of the Borrower and each Guarantor (other than Tatabuana) as of the last day of the preceding week (in the case of a weekly report) or month (in the case of a monthly report) outstanding from the due date set forth in the invoice in the following categories: future; current; 1-30 days; 31-60 days; 61-90 days; and 90 days and over.

                  'Advisory Fee' - as defined in subsection 2.6(a) hereof.

                  'Affiliate' - as to any Person, any other Person that directly or indirectly controls, or is under common control with, or is controlled by, such Person. As used in this definition, 'control' (including, with its correlative meanings, 'controlled by' and 'under common control with') shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise), provided that, in any event: (i) any Person that owns directly or indirectly 5% (with respect to any corporation other than the Parent) or 15% (with respect to the Parent) or more of the securities having ordinary voting power for the election of directors or other governing body of a corporation or 5% or more of the partnership or other ownership interests of any other Person (other than as a limited partner of such other Person) will be deemed to control such corporation or other Person; and (ii) each shareholder, director and officer of the Borrower shall be deemed to be an Affiliate of the Borrower.

                  'Airway Release(s)' - as defined in subsection 2.1(e) hereof.

                  'Application(s)' - as defined in subsection 2.2(a) hereof.

                  'Assignment and Acceptance' - an agreement in the form of Exhibit N hereto.

                  'Assignment of Life Insurance' - as defined in Section 2.13(c)(i)(A) hereof.

                  'Assignment   of  Tax   Refunds'   -  as  defined  in  Section
2.13(d)(ii)(C) hereof.

                  'Availability' - as of the date of any determination thereof, the Borrowing Base less Outstanding Obligations; provided, however, that at no time shall the sum of Availability and Outstanding Obligations exceed the Commitment; and, provided, further, that in determining Availability in the issuance or advance, as the case may be, of any of Standby L/Cs, Acceptances, Loans, Steamship Guaranties or Airway Releases, the sum of Availability and Direct Debt shall not exceed the Direct Debt Sublimit.

                  'Bank's Commitment' - the amount set forth next to each Bank's name on the signature pages hereto.

                  'Bank's Share' - with respect to any Bank, such Bank's pro rata share determined at any time as its Bank's Commitment as a percentage of the Commitment.

                  'Borrower   Security   Agreement'  -  as  defined  in  Section
2.13(a)(i) hereof.

                  'Borrower Security Interest Confirmation' - as defined in subsection 2.13(a)(ii)(A) hereof.

                  'Borrowing Base' - as of the date of any determination thereof, an amount up to, but not in excess of, the sum of:

                   (i)      Eighty percent of all Eligible Accounts; plus

                  (ii)      Fifty percent of all Eligible Inventory; plus

                 (iii)      the applicable Overadvance.

The Borrowing Base shall be subject to reduction at any time and from time to time because of the reduction by the Collateral Monitoring Agent, in the exercise of its discretion, of the percentage of Eligible Accounts and/or Eligible Inventory included therein by the application of a chargeback reserve, a reserve for credit balances in the ineligible column, a 'contra' reserve and such other appropriate reserves as the Collateral Monitoring Agent shall establish in accordance with Section 9.10 hereof.

                  'Borrowing Base Certificate' - a certificate executed by the president or chief financial officer of the Borrower substantially in the form annexed hereto as Exhibit P containing the information set forth therein.

                  'Borrowing Notice' - as defined in Section 2.3 hereof.

                  'Business Day' - any day other than Saturday, Sunday or any other day on which commercial banks in New York City are authorized or required to close under the laws of the State of New York.

                  'Capital Expenditures' - for any period, the aggregate amount of all payments made during such period by any Person directly or indirectly for the purpose of acquiring, constructing or maintaining fixed assets, real property or equipment that, in accordance with generally accepted accounting principles, would be added as a debit to the fixed asset account of such Person, including, without limitation, all amounts paid or payable during such period with respect to interest that are required to be capitalized in accordance with generally accepted accounting principles.

                  'Capitalized Lease' - any lease the obligations to pay rent or other amounts under which constitute Capitalized Lease Obligations.

                  'Capitalized Lease Obligations' - as to any Person, the obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) real and/or personal property which obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under generally accepted accounting principles and, for purposes of this Agreement, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with generally accepted accounting principles.

                  'Cash' - as to any Person, such Person's cash and cash equivalents, as defined in accordance with generally accepted accounting principles consistently applied.

                  'Closing  Date'  -  the  date  of  the   consummation  of  the
transactions contemplated hereby.

                  'Code' - the Internal Revenue Code of 1986, as it may be amended from time to time, and the regulations thereunder.

                  'Collateral'   -  as  defined  in  the   respective   Security
Documents.

                  'Collateral Fees' - as defined in Section 2.6(f) hereof.

                  'Collection Account' - an account owned and maintained by the Collateral Monitoring Agent for the ratable benefit of the Banks.

                  'Commitment' - (i) Forty-Eight Million ($48,000,000) Dollars during the period from the date hereof to and including

January 30, 1996, and (ii) $40,000,000 during the period from January 31, 1996 to and including May 31, 1996, in each case in the aggregate, allocated among each of the Banks, respectively, in the amount set forth opposite such Bank's name on the signature pages hereof under the caption 'Commitment', as such amount is reduced in accordance with the terms hereof.

                  'Commitment Termination Date' - May 31, 1996.

                  'Compliance Certificate' - a certificate executed by the president or chief financial officer of the Borrower to the effect that: (i) as of the effective date of the certificate, no Default or Event of Default under this Agreement exists or would exist after giving effect to the action intended to be taken by the Borrower as described in such certificate, including, without limitation, that the covenants set forth in Section 6.9 hereof would not be breached after giving effect to such action, together with a calculation in reasonable detail, and in form and substance satisfactory to the Agent and the Banks, of such compliance, and (ii) the representations and warranties contained in Article 3 hereof are true and correct with the same effect as though such representations and warranties were made on the date of such certificate, except for changes in the ordinary course of business none of which, either singly or in the aggregate, have had a material adverse effect on the business, operations or financial conditions of the Borrower.

                  'Consultant' - as defined in Section 6.14 hereof.

                  'Continuing Agreement for Issuance of Steamship Guaranties and Airway Releases' - agreement pursuant to which Steamship Guaranties and Airway Releases are issued in the form attached hereto as Exhibit Q.

                  'Corporate Guarantors' - as defined in Section 2.12 hereof.

                  'Credit Period' - the period commencing on the date hereof and ending on the Commitment Termination Date.

                  'Debt Instrument' - as defined in subsection 8.4(a) hereof.

                  'Default' - an event which with notice or lapse of time, or both, would constitute an Event of Default.

                  'Defined Contribution Plan' - a plan which is not covered by Title IV of ERISA or subject to the minimum funding standards of Section 412 of the Code and which provides for an individual account for each participant and for benefits based solely on the amount contributed to the participant's account, and any income, expenses, gains and losses, and any forfeitures of accounts of other participants which may be allocated to such participant's account.

                  'Direct Debt' - the aggregate principal and/or face (or stated) amount, as applicable, of all outstanding Standby L/Cs, Acceptances, Loans, Steamship Guaranties or Airway Releases.

                  'Direct Debt Sublimit' - (i) $40,000,000 during the period from the date hereof through and including January 30, 1996, and (ii) $32,000,000 during the period from January 31, 1996, through the Commitment Termination Date.

                  'Dollars' and '$' - lawful money of the United States of America.

                  'Drawing Fee' - as defined in Section 2.6(b) hereof.

                  'EBITDA' - for any period, net income before interest and provision for taxes and without giving effect to any extraordinary gains or losses or gains or losses from sales of assets (other than from sales of Inventory in the ordinary course of business), adjusted by adding thereto the amount of all amortization and intangibles and depreciation that were otherwise deducted in determining net income.

                  'Eligible Account' - an Account which is created by the Borrower, Manufacturing or Retail in the ordinary course of business, is genuine and in all respects what it purports to be, and which meets the following requirements:

                           (a)  as  of  the  date  of  computation  of  Eligible
Accounts, no such Account shall have been outstanding for more than the lesser of 60 days from the due date set forth in the invoice or 180 days from the date of the invoice relating thereto;

                           (b) the Account  shall have arisen from the bona fide
sale of goods or provision of services, which goods or services have been provided to an Account Debtor on an absolute sale basis, are not shipped or delivered or provided on a consignment, approval, bill and hold, or sale-or-return basis, are not subject to any repurchase or return agreement or arrangement (other than customary business agreements for the return of defective or incorrectly shipped merchandise) and have not been returned or rejected nor has the Account Debtor refused to accept or revoked acceptance of such goods or services; and such sale of goods or provision of services has been completed in accordance with the terms and provisions contained in any documents related thereto;

                           (c) the Account is evidenced by one, if any, executed
original agreement, contract, sales confirmation or document and is not evidenced by chattel paper or an instrument of any kind, or, if the Account is evidenced by chattel paper or an instrument, the Borrower, Siena, Manufacturing or Retail, as the case may be, has delivered and properly endorsed such chattel paper or instrument to the Agent;

                           (d) to the best of the Borrower's, Manufacturing's or
Retail's knowledge, as the case may be, no event described in Section 8.6 hereof with respect to the Account Debtor has occurred, the Agent and the Banks, in the exercise of their reasonable judgment, deem the Account Debtor to be creditworthy, and not more than 25% of the aggregate unpaid amount of the Accounts due from the Account Debtor and Affiliates of such Account Debtor shall have been outstanding for more than 60 days from the due date set forth in the invoice relating thereto;

                           (e) the Account  Debtor is located  within the United
States, Canada or Mexico;

                           (f) if the Account Debtor is located in Mexico, it is
WalMart or Price Club and the Account in Mexico of such Account Debtor is in an amount, in the aggregate, not in excess of $1,000,000;

                           (g)  the  Account  is a  valid,  legally  enforceable
obligation of the Account Debtor;

                           (h) the  Account  does not arise out of  transactions
with an Affiliate;

                           (i)  the  Account does not arise out of the provision
of trial services or delivery of samples or trial merchandise to customers or Account Debtors;

                           (j) the  Account  does not  arise  out of the sale of
goods or provision of services to a customer or Account Debtor for or on account of credits arising out of prior sales or services to such customer or Account Debtor;

                           (k) the Borrower  does not have any  knowledge of any
disputes in excess of $10,000 with respect to the Account nor has anything come to the attention of the Borrower which would lead the Borrower to believe that more than $10,000 of any such Account is in dispute and the disputed amount is excluded from the computation of Eligible Accounts;

                           (l) the  amount of the face  value of the  Account is
not subject to any set-offs, counterclaims, retainages or holdbacks of any type other than those set forth on the Borrowing Base Certificate which are acceptable to the Agent and the Banks and are excluded from the computation of Eligible Accounts, is actually and absolutely owing to the Borrower and is not contingent for any reason, and, except for discounts, credits or allowances allowed by the Borrower in the ordinary course of its business for prompt payment, all of which discounts, credits or allowances are reflected in the calculation of and have been deducted from the face value of the invoice related thereto and in the calculation of the Borrowing Base;

                           (m) the Account is not now, and the goods or services
giving rise to the Account were not at the time of the sale or provision thereof, subject to any Lien, claim, encumbrance or security interest except those of the Agent for the benefit of the Banks and those expressly permitted under this Agreement; and

                           (n)  neither the United  States of  America,  nor any
state, any subdivision, department, or agency of either thereof is the Account Debtor, but only with respect to more than an aggregate of $200,000 in face amount of Accounts.

Notwithstanding the foregoing, the Collateral Monitoring Agent and the Banks shall have the right, in the exercise of their reasonable discretion, to limit the amount of Accounts from any Account Debtor or Affiliate of any Account Debtor which shall be deemed to be 'Eligible Accounts' hereunder.

                  'Eligible Assignee' - a commercial bank or other financial institution organized under the laws of the United States of America or any state and having a combined capital and surplus of at least $100,000,000.

                  'Eligible Inventory' - Inventory which: (i) constitutes finished goods of the Borrower, Manufacturing or Retail; (ii) is not slow moving, obsolete or unsaleable; (iii) is currently useable or saleable in the ordinary course of the Borrower's, Manufacturing's or Retail's business; (iv) is valued in accordance with generally accepted accounting principles applied consistently with past practices of the Borrower, Siena, Manufacturing and Retail; (v) is located on the premises listed on the schedules attached to this Agreement or other locations permitted under the Borrower Security Agreement or any security agreement set forth in Section 2.14, or is Inventory in transit for sale in the ordinary course of business; (vi) is not subject to any Lien or security interest whatsoever, except for the Liens and security interests expressly permitted under the Borrower Security Agreement or any security agreement set forth in Section 2.14, and is not on consignment; (vii) does not include raw materials or work-in progress; (viii) is not now stored or shall not at any time hereafter be stored with a bailee, warehouseman, or similar party unless pursuant to a bailment or storage agreement to which the Agent is a party; (ix) does not include Inventory styles (A) on which the Borrower has taken a lower of cost or market markdown; or (B) of which the Borrower has more than a one year supply on hand; (x) does not include Inventory the disposition of which is restricted under an applicable license agreement; (xi) does not include Inventory in retail stores; and (xii) shall include finished goods Inventory consigned to the Agent under the terms of the L/C used to acquire such Inventory; provided, however, that the value of any such consigned Inventory shall be subject to a 13% reduction as a reserve for duty and freight.

                  'Employee Benefit Plan' - any employee benefit plan within the meaning of Section 3(3) of ERISA which (a) is maintained for employees of Borrower or any of its ERISA Affiliates or (b) has at any time within the preceding six (6) years been maintained for employees of any Loan Party or any current or former ERISA Affiliate.

                  'Environmental Laws and Regulations' - all environmental, health and safety laws, regulations, resolutions, and ordinances applicable to the Borrower or any other Loan Party, or any of their respective assets or properties, including, without limitation: (i) all regulations, resolutions, ordinances, decrees, and other similar documents and instruments of all courts and governmental authorities, bureaus and agencies, domestic and foreign, whether issued by environmental regulatory agencies or otherwise, and (ii) all laws, regulations, resolutions, ordinances and decrees relating to Environmental Matters.

                  'Environmental Liability' - any liability under any applicable law for any release of a hazardous substance caused by the seeping, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping or disposing of hazardous wastes or other chemical substances, pollutants or contaminants into the environment, and any liability for the costs of any clean-up or other remedial action including, without limitation, costs arising out of security fencing, alternative water supplies, temporary evacuation and housing and other emergency assistance undertaken by any environmental regulatory body having jurisdiction over the Borrower or any other Loan Party to prevent or minimize any actual or threatened release by the Borrower or any other Loan Party of any hazardous wastes or other chemical substances, pollutants and contaminants into the environment that would endanger the public health or the environment.

                  'Environmental   Matter(s)'  -  a  release  of  any  toxic  or
hazardous waste or other chemical substance, pollutant or contaminant into the environment or the generation, treatment, storage or disposal of any toxic or hazardous wastes or other chemical substances.

                  'Environmental Proceeding' - any judgment, action, proceeding or investigation pending before any court or governmental authority, bureau or agency, including, without limitation, any environmental regulatory body, with respect to or threatened against or affecting the Borrower or any other Loan Party or relating to the assets or liabilities of any of them, including, without limitation, in respect of any 'facility' owned, leased or operated by any of them under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, or under any state, local or municipal statute, ordinance or regulation in respect thereof, in connection with any release of any toxic or hazardous waste or other chemical substance, pollutant or contaminant into the environment, or with the generation, storage or disposal of any toxic or hazardous wastes or other chemical substances.

                  'ERISA' - the Employee Retirement Income Security Act of 1974, as it may be amended from time to time, and the regulations promulgated thereunder.

                  'ERISA Affiliate' - as applied to any Loan Party, any corporation, person or trade or business which is a member of a group which is under common control with any Loan Party, who together with any Loan Party, is treated as a single employer within the meaning of Section 414(b) - (o) of the Code and, if applicable, Section 4001(a)(14) and (b) of ERISA.

                  'Event(s) of Default' - as defined in Article 8 hereof.

                  'Examination Fees' - as defined in Section 2.6(g) hereof.

                  'Existing Acceptances' - the aggregate amount of Acceptances outstanding on the date hereof.

                  'Existing Bank Obligations' - as defined in the second recital paragraph hereof.

                  'Existing Events of Default' - as defined in the fifth recital paragraph hereof.

                  'Existing Loan Agreement' - as defined in the first recital paragraph hereof.

                  'Existing Loans' - the aggregate amount of Loans made by the Banks and outstanding on the date hereof.

                  'Existing Standby L/Cs' - the aggregate face or stated maximum drawable amount (and to the maximum amount when a range of amounts is specified) of Standby L/Cs issued by the Banks outstanding on the date hereof.

                  'Existing Steamship Guaranties and Airway Releases' - the aggregate face or stated amount of Steamship Guaranties and Airway Releases issued by the Banks and outstanding on the date hereof.

                  'Existing Trade L/Cs' - the aggregate face or stated maximum drawable amount (and to the maximum amount when a range of amounts is specified) of Trade L/Cs issued by the Banks outstanding on the date hereof.

                  'Federal Funds Rate' - for any day, the weighted average of the rates on overnight federal funds transactions with member banks of the Federal Reserve System arranged by federal funds brokers as published by the Federal Reserve Bank of New York for such day, or if such day is not a Business Day, for the next preceding Business Day (or, if such rate is not so published for any such day, the average rate charged to the Agent on such day on such transactions as reasonably determined by the Agent).

                  'Fee(s)' - as defined in subsection 2.6(h) hereof.

                  'Financial Statements' - the audited consolidated balance sheet of the Parent and the Subsidiaries (including the Borrower) as at January 31, 1995, together with the related consolidated statement of income and retained earnings and statement of cash flow for the fiscal year then ended.

                  'Forfeiture Proceeding' - any action, proceeding or investigation affecting the Borrower, the Parent or any of its Subsidiaries or Affiliates before any court, governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or the receipt of notice by any such party that any of them is a suspect in or a target of any governmental inquiry or investigation, which may result in an indictment of any of them or the seizure or forfeiture of any of their property.

                  'Fourth  Substituted  Note(s)' - as  defined  in  Section  2.4 hereof.

                  'Global' - Global International Trading Company, a Korean corporation.

                  'Goldfarb   Pledge   Agreement'   -  as   defined  in  Section
2.13(e)(i).

                  'Governmental Acts' - as defined in subsection 2.18(d) hereof.

                  'Guarantor Security Interest Confirmation' - as defined in subsection 2.13(b)(ii)(A) hereof.

                  'Guaranty Confirmation' - as defined in subsection 2.12(b) hereof.

                  'Guarantor(s)' - as defined in Section 2.12(a) hereof.

                  'Guaranty(ies)' - as defined in Section 2.12(a) hereof.

                  'Hanil Bank' - P.T. Hanil Tamara Bank.

                  'Hanil Letter of Credit' - the provision, as a portion of the purchase price payable in connection with the Indawa Acquisition, by the Borrower, on behalf of Indawa, to Hanil Bank of a standby letter of credit expiring no later than May 31, 1996 in the amount of $2,000,000 as security for the line of credit in the amount of $3,500,000 to be provided by Hanil Bank to Indawa.

                  'Holdings' - Indawa Holding Corp., a Delaware corporation and a wholly-owned Subsidiary of the Parent.

                  'Hong Kong' - G-III Hong Kong Ltd., a Hong Kong corporation.

                  'Indebtedness' - with respect to any Person, all: (i) liabilities or obligations, direct and contingent, which in accordance with generally accepted accounting principles would be included in determining total liabilities as shown on the liability side of a balance sheet of such Person at the date as of which Indebtedness is to be determined, including, without limitation, contingent liabilities that in accordance with such principles, would be set forth in a specific Dollar amount on the liability side of such balance sheet, and Capitalized Lease Obligations of such Person; (ii) liabilities or obligations of others for which such Person is directly or indirectly liable, by way of guaranty (whether by direct guaranty, suretyship, discount, endorsement, take-or-pay agreement, agreement to purchase or advance or keep in funds or other agreement having the effect of a guaranty) or otherwise; (iii) liabilities or obligations secured by Liens on any assets of such Person, whether or not such liabilities or obligations shall have been assumed by it; and (iv) liabilities or obligations of such Person, direct or contingent, with respect to letters of credit issued for the account of such Person and bankers acceptances created for such Person.

                  'Individual Guarantor(s)' - as defined in Section 2.12.

                  'Inventory' - inventory of any of the Loan Parties (other than the Individual Guarantors), including finished products, goods in transit, returns and supplies, packaging materials and all other items which contribute to the promotion or sale thereof and spare parts (until affixed to the machinery or equipment to which they relate).

                  'Investment' - by any Person:

                  (a) the amount paid or committed to be paid, or the value of property or services contributed or committed to be contributed, by such Person for or in connection with the acquisition by such Person of any stock, bonds, notes, debentures, partnership or other ownership interests or other securities of any other Person; and

                  (b) the amount of any advance, loan or extension of credit by such Person, to any other Person, or guaranty or other similar obligation of such Person with respect to any Indebtedness of such other Person, and (without duplication) any amount committed to be advanced, loaned, or extended by such Person to any other Person, or any amount the payment of which is committed to be assured by a guaranty or similar obligation by such Person for the benefit of, such other Person.

                  'IRS' - Internal Revenue Service or any successor agency performing the same functions.

                  'Issuing Bank' - NatWest Bank N.A., Chemical Bank and The Chase Manhattan Bank, N.A., as the case may be; provided, however, subsequent to the Letter Agreement, dated March 24, 1995, only NatWest Bank N.A. has acted as Issuing Bank; and provided, further, that from and after the date of this Agreement only NatWest Bank N.A. shall act as Issuing Bank.

                  'Key Item Report' - is defined in subsection 5.10(c)(ii) hereof.

                  'Korean L/C' - a stand-by letter of credit having a face amount equal to not more than Five Hundred Thousand Dollars ($500,000) issued pursuant to Section 2.1(b)(iii) hereof in favor of the Korean Exchange Bank to support a Two Million Dollar ($2,000,000) trade letter of credit facility for Global.

                  'Latest Balance Sheet' - as defined in Section 3.9(a) hereof.

                  'Leases' - leases and subleases (other than Capitalized Leases), licenses for the use of real property, easements, grants, and other attachment rights and similar instruments under which the Borrower has the right to use real or personal property or rights of way.

                  'L/C(s)' - Trade L/Cs and/or Standby L/Cs.

                  'Lien' - any mortgage, deed of trust, pledge, security interest, encumbrance, lien or charge of any kind (including any agreement to give any of the foregoing), any conditional sale or other title retention agreement, any lease in the nature of any of the foregoing, and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction.

                  'Loan(s)' - as defined in subsection 2.1(d) hereof.

                  'Loan Documents' - this Agreement, the Notes, the Guaranties, the Guaranty Confirmations, the Security Documents, the L/Cs, the Applications, the Acceptances, and the Continuing Agreements for Issuance of Steamship Guaranties and Airway Releases to which any Loan Party is a party and all other agreements executed and delivered in connection herewith or therewith, including all amendments, modifications and supplements of or to all such agreements.

                  'Loan Party' - the Borrower, the Parent, any Subsidiary, any Guarantor, and any other Person (other than the Banks and the Agent) which now or hereafter executes and delivers to any Bank or the Agent any Loan Document.

                  'Lockbox' - as defined in Section 2.21(b) hereof.

                  'Lockbox Agreement' - as defined in Section 2.21(b) hereof.

                  'Majority Banks' - so long as the Banks consist of three Banks or fewer, Banks having 100% of the aggregate amounts of Commitments and, at any time that the Banks consist of four Banks or more, Banks having at least 80% of the aggregate amount of Commitments; provided, however, that the vote of 100% of the Banks shall at all times be required for all matters not specifically to be determined by Majority Banks hereunder, including, but not limited to, extension of the term, increase in Commitments, change in interest rates, release of Collateral and any change to the definition of Majority Banks.

                  'Management Fees' - for any period, all fees, emoluments or similar compensation paid or incurred by any Person (other than any such fees, emoluments or similar compensation, including, without limitation, usual and customary director's fees payable by the Parent to its directors, paid to or incurred and payable to the Borrower, the Parent or any of the Subsidiaries) in respect of services rendered in connection with the management or supervision of the management of such Person, other than salaries, bonuses and other compensation paid to any full time executive employee in respect of such full time employment.

                  'Monthly Dates' - the last Business Day of each calendar month.

                  'Multiemployer  Plan' - a  'multiemployer  plan' as defined in
Section 4001(a)(3) or ERISA to which any Loan Party or any ERISA Affiliate is making, or is accruing an obligation to make, contributions or has made, or been obligated to make, contributions within the preceding six (6) years.

                  'NatWest' - NatWest Bank N.A., in its individual capacity as a Bank hereunder.

                  'New Assignment of Life Insurance' - as defined in Section 2.13(c)(ii)(B) hereof.

                  'Note(s)' - the Fourth Substituted Note(s).

                  'Obligations' - collectively, all of the Indebtedness, liabilities and obligations of the Borrower (and with respect to Trade L/Cs, and Hong Kong) to the Banks, the Agent, the Collateral Monitoring Agent and the Issuing Bank, whether now existing or hereafter arising, whether or not currently contemplated, including, without limitation, liabilities and obligations to repay Loans and Acceptances and pay Fees, liabilities and obligations with respect to L/Cs, Steamship Guaranties and Airway Releases, and all other Indebtedness, liabilities and obligations arising under the Loan Documents.

                  'Outstanding Obligations' - the aggregate principal and/or face (or stated) amount, as applicable, of all outstanding Obligations.

                  'Outstanding L/Cs' - the aggregate face or stated maximum drawing amount (and to the maximum amount when a range of amounts is specified) of all outstanding L/Cs.

                  'Overadvance' - the amount set forth below for the period indicated:

                           Period                        Amount
                           ------                        ------

               April 1, 1995-April 30, 1995            $17,400,000
               May 1, 1995-May 31, 1995                 23,000,000
               June 1, 1995-July  23, 1995              24,600,000
               July 24, 1995-July  30, 1995             20,600,000
               July 31, 1995-Aug.  23, 1995             16,600,000
               August 24, 1995-August 30, 1995          13,700,000
               August 31, 1995-September 29, 1995       10,900,000
               September 30-October 30, 1995             9,000,000
               October 31, 1995-November 30, 1995        2,900,000
               December 1, 1995-January 31, 1996             -0-
               February 1, 1996-February 29, 1996        1,650,000
               March 1, 1996-March 31, 1996              8,100,000
               April 1, 1996-April 30, 1996              7,100,000
               May 1, 1996-May 31, 1996                 16,200,000



provided, however, that the then applicable Overadvance amount and all subsequent Overadvance amounts shall be reduced by (i) 50% of all tax refunds paid to the Borrower or the Parent (or paid to the Collection Account, in accordance with the terms hereof), (ii) the proceeds of the sale of any assets other than in the ordinary course of business, and (iii) 50% of the proceeds of any sale-leaseback, all of such reductions to be effective immediately upon the Borrower's receipt (or, if applicable, the Collateral Monitoring Agent's receipt for the account of the Borrower) of such refunds or proceeds; and provided, further, that, at any time when Outstanding Obligations have exceeded the Borrowing Base as a result of (A) Accounts or Inventory believed to be Eligible Accounts or Eligible Inventory, as the case may be, in fact being or becoming ineligible or (B) the return of uncollected checks or other items applied to reduce Loans, the Collateral Monitoring Agent shall have the discretion to continue to advance Loans and to instruct the Issuing Bank to issue L/Cs, Acceptances, Steamship Guaranties and Airway Releases, as the case may be, up to an amount which would result in the relevant Overadvance amount specified above being exceeded by a factor of 10% (it being understood that the Collateral Monitoring Agent shall advise the Banks of all such issuances and advances within 24 hours).

                  'Parent' - G-III Apparel Group, Ltd., a Delaware corporation and the holder of 100% of the issued and outstanding capital stock of the Borrower.

                  'Parent  Security   Agreement'  -  as  defined  in  subsection
2.13(c)(i)(B) hereof.

                  'Parent Security Interest Confirmation' - as defined in subsection 2.13(c)(ii)(A) hereof.

                  'Payment Office' - the office of each Bank set forth on the signature page hereof as the lending office of such Bank.

                  'Payor' - as defined in Section 2.20 hereof.

                  'PBGC' - Pension Benefit Guaranty Corporation or any successor entity performing the same functions.

                  'Pension Plan' - at any time an employee pension benefit plan that is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code and is either: (i) maintained by the Borrower or any ERISA Affiliate for employees of the Borrower, or by the Borrower for any ERISA Affiliate, or (ii) maintained pursuant to a collective bargaining agreement or any other arrangement under which more than one employer makes contributions and to which the Borrower or any ERISA Affiliate is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions.

                  'Permitted Liens' - as to any Person: (i) pledges or deposits by such Person under workers' compensation laws, unemployment insurance laws, social security laws, or similar legislation, or good faith deposits in connection with bids, tenders, contracts (other than for the payment of Indebtedness of such Person), or leases to which such Person is a party, or deposits to secure public or statutory obligations of such Person or deposits or pledges of Cash or United States Government Bonds to secure surety, appeal, performance or other similar bonds to which such Person is a party, or deposits as security for contested taxes or import duties or for the payment of rent;
(ii) Liens imposed by
law, in the aggregate, in an amount not in excess of $50,000, such as carriers', warehousemen's, materialmen's and mechanics' liens, or Liens arising out of judgments or awards against such Person with respect to which such Person at the time shall currently be prosecuting an appeal or proceedings for review and for which appropriate reserves have been allocated; (iii) Liens for taxes not yet subject to penalties for non-payment and Liens for taxes the payment of which is being contested as permitted by Section 6.6 hereof and for which appropriate reserves have been allocated; and (iv) minor survey exceptions, minor encumbrances, easements or reservations of, or rights of, others for rights of way, highways and railroad crossings, sewers, electric lines, telegraph and telephone lines and other similar purposes, or zoning or other restrictions as to the use of real properties, or Liens incidental to the conduct of the business of such Person or to the ownership of such Person's property that were not incurred in connection with Indebtedness of such Person, all of which Liens referred to in the preceding clause (iv) do not in the aggregate materially detract from the value of the properties to which they relate or materially impair their use in the operation of the business taken as a whole of such Person, and as to all the foregoing only to the extent arising and continuing in the ordinary course of business.

                  'Person' - an individual, a corporation, a partnership, a joint venture, a trust or unincorporated organization, a joint stock company or other similar organization, a government or any political subdivision thereof, a court, or any other legal entity, whether acting in an individual, fiduciary or other capacity.

                  'Post-Default Rate' - in respect of any amount under this Agreement not paid when due (whether at stated maturity, by acceleration or otherwise), a rate per annum during the period commencing on the due date until (but not including the date upon which) such Loans or other amounts, as applicable, are paid in full equal to 2% above the interest rate provided for herein.

                  'Prime Rate' - the interest rate established from time to time by NatWest as its prime rate. Notwithstanding the foregoing, the Borrower acknowledges that NatWest may regularly make domestic commercial loans at rates of interest less than the rate of interest referred to in the preceding sentence. Each change in any interest rate provided for herein based upon the Prime Rate resulting from a change in the Prime Rate shall take effect at the time of such change in the Prime Rate.

                  'Projections' - the balance sheets, income statements and statements of cash flow of the Borrower as at, and for the fiscal year ending January 31, 1996 and for the four month period ending May 31, 1996.

                  'Purchase Money Security Interest' - as defined in subsection 7.2(c) hereof.

                  'Regulation D' - Regulation D of the Board of Governors of the Federal Reserve System, as the same may be amended or supplemented from time to time.

                  'Regulatory Change' - as to any Bank, any change after the date of this Agreement in United States federal, state or foreign laws or regulations (including Regulation D and the laws or regulations that designate any assessment rate relating to certificates of deposit or otherwise) or the adoption or making after such date of any interpretations, directives or requests applying to a class of banks, including such Bank, of or under any United States federal, state or foreign laws or regulations (whether or not having the force of law) by any court or governmental or monetary authority charged with the interpretation or administration thereof.

                  'Required Payment' - as defined in Section 2.20 hereof.

                  'Retail' - G-III Retail Outlets Inc., a Delaware corporation.

                  'Security Documents' - as defined in subsection 2.13(f) hereof.

                  'Settlement Period' - as defined in Section 2.3(b) hereof.

                  'Siena' - Siena Leather Ltd., a New York corporation.

                  'Sources'  -  Global  Apparel   Sourcing,   Ltd.,  a  Delaware
corporation.

                  'Standby L/Cs' - as defined in Section 2.1(b)(ii) hereof and including the Existing Standby L/Cs which continue to be outstanding, all of which shall provide for an expiration date no later than May 31, 1996.

                  'Standby L/C Fee' - as defined in Section 2.6(c) hereof.

                  'Steamship Guaranties' - as defined in Section 2.1(e) hereof.

                  'Stock   Pledge   Agreement'   -   as   defined   in   Section
2.13(c)(ii)(D).

                  'Subsidiary' - with respect to any Person, any corporation, partnership or joint venture whether now existing or hereafter organized or acquired: (i) in the case of a corporation, of which a majority of the securities having ordinary voting power for the election of directors (other than securities having such power only by reason of the happening of a contingency) are at the time owned by such Person and/or one or more Subsidiaries of such

Person, or (ii) in the case of a partnership or joint venture in which such Person is a general partner or joint venturer or of which a majority of the partnership or other ownership interests are at the time owned by such Person and/or one or more of its Subsidiaries. Unless the context otherwise requires, references in this Agreement to 'Subsidiary' or 'Subsidiaries' shall be deemed to be references to a Subsidiary or Subsidiaries of the Parent.

                  'Tangible Net Worth' - the sum of capital surplus, earned surplus and capital stock, less intangibles and treasury stock, all as determined in accordance with generally accepted accounting principles consistently applied.

                  'Tatabuana' - P.T. Tatabuana Raya, an Indonesian limited liability company.

                  'Tax Powers' - as defined in Section 2.13(c)(ii)(C) hereof.

                  'Termination  Event' - (a) a 'Reportable  Event'  described in
Section 4043 of ERISA and the regulations issued thereunder; or (b) the withdrawal of any Loan Party or any ERISA Affiliate from a Pension Plan during a plan year in which it was a 'substantial employer' as defined in Section 4001(a)(2) of ERISA or was deemed such under Section 4068(f) of ERISA; or (c) the termination of a Pension Plan, the filing of a notice of intent to terminate a Pension Plan or the treatment of a Pension Plan amendment as a termination under Section 4041 of ERISA; or (d) the institution of proceedings to terminate a Pension Plan by the PBGC; or (e) any other event or condition which would constitute grounds under Section 4042(a) of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; or (f) the partial or complete withdrawal of any Loan Party or any ERISA Affiliate from a Multiemployer Plan; or (g) the imposition of a Lien pursuant to Section 412 of the IRC or Section 302 of ERISA; or (h) any event or condition which results in the reorganization or insolvency of a Multiemployer Plan under Section 4241 or
Section 4245 of ERISA, respectively; or (i) any event or condition which results in the termination of a Multiemployer Plan under Section 4041A of ERISA or the institution by the PBGC of proceedings to terminate a Multiemployer Plan under
Section 4042 of ERISA.

                  'Time Trade L/Cs' - Trade L/Cs issued on time terms (which shall be limited to 60 days past sight).

                  'Trade L/Cs' - sight and time letters of credit issued in favor of beneficiaries specified by the Borrower or Hong Kong, respectively, in order to facilitate the transportation or purchase of goods from foreign vendors by the Borrower or Hong Kong, as the case may be, in the ordinary course of their respective businesses, which goods are consigned to the Issuing Bank pursuant to the terms of the Application or otherwise, all of which (i) shall have an expiration date of no later than August 31, 1996, (ii) shall be collateralized on and after June 1, 1996 as provided in Section 2.2(f) hereof, and (iii) shall include Existing Trade L/Cs.

                  'Trademarks'  -  trademarks,   trade  names,   service  marks,
trademark applications, trademark registrations and rights with respect to the foregoing.

                  'Trademark   Security  Agreement'  -  as  defined  in  Section
2.13(d)(i) hereof.

                  'Trademark  Security  Interest  Confirmation'  - as defined in
Section 2.13(d)(ii)(A).

                  'Transactional Fees' - as defined in Section 2.6(d) hereof.

                  'Unpaid Drawings' - as defined in Section 2.2 hereof.

Any accounting terms used in this Agreement that are not specifically defined herein shall have the meanings customarily given to them in accordance with generally accepted accounting principles as in effect on the date of this Agreement, except that references in Article 5 to such principles shall be deemed to refer to such principles as in effect on the date of the financial statements delivered pursuant thereto.

         Article 2.  Revolving Credit Facility.

                  Section 2.1  Letters of Credit; Acceptances;
                               Loans; Steamship Guaranties;
                               Airway Releases.

                           (a) During the Credit Period and upon the  Borrower's
application therefor as hereinafter provided, the Issuing Bank shall, subject to the terms and conditions of this Agreement, for the Banks pro rata according to their respective commitments, issue Trade L/Cs, Standby L/Cs, Acceptances, Airway Releases and Steamship Guaranties for the account of the Borrower and, in the case of Trade L/Cs only, also for the account of Hong Kong. During the Credit Period and upon the Borrower's application therefor as hereinafter provided, the Collateral Monitoring Agent shall, subject to the terms and conditions of this Agreement, for the Banks pro rata according to their respective shares of the Commitment, advance Loans to or for the account of the Borrower.

                           (b)(i)  During the Credit  Period,  the  Borrower may
apply to the Issuing Bank for the issuance by the Issuing Bank on behalf of the Banks of one or more Trade L/Cs for the account of the Borrower or for the account of Hong Kong; provided, however, that (i) the amount of any Trade L/C to be issued shall not exceed the Availability, (ii) the aggregate amount of all Time Trade L/Cs and Acceptances outstanding at any one time shall not exceed $3,000,000, (iii) the amount of all Trade L/Cs for the account of Hong Kong outstanding at any one time shall not exceed $2,000,000, and (iv) no Trade L/Cs shall expire on a date later than August 31, 1996 and shall be collateralized on and after June 1, 1996 as provided in Section 2.2(f) hereof.

                           (ii) During the Credit Period, the Borrower may apply
to the Issuing Bank for the issuance by the Issuing Bank on behalf of the Banks of one or more standby letters of credit for the account of the Borrower (each a 'Standby L/C' and, collectively, the 'Standby L/Cs'); provided, however, that
(i) the amount of any Standby L/C to be issued shall not exceed the Availability, (ii) the amount of Standby L/Cs outstanding at any one time shall not exceed $3,000,000, (iii) in the case of Standby L/Cs issued in order to facilitate the transportation or purchase of goods from a foreign vendor, the goods are consigned to the Issuing Bank pursuant to the terms of the applicable Application or otherwise, and (iv) no Standby L/Cs shall expire on a date later than May 31, 1996.

                           (c) During the Credit Period,  the Borrower may apply
to the Issuing Bank for the issuance by the Issuing Bank on behalf of the Banks of one or more Acceptances; provided, however, that (i) the aggregate amount of all Time Trade L/Cs and Acceptances outstanding at any one time shall not exceed $3,000,000, and (ii) all Acceptances shall be issued only in connection with the presentation of drafts under outstanding Time Trade L/Cs issued in accordance with the terms of this Agreement.

                           (d) During the Credit Period,  the Borrower may apply
to the Collateral Monitoring Agent for the advance by the Collateral Monitoring Agent on behalf of the Banks of a loan or loans, and may repay and reborrow such loans (each a 'Loan' and, collectively, the 'Loans'); provided, however, that the amount of any Loan to be advanced shall not exceed the Availability.

                           (e) During the Credit Period,  the Borrower may apply
to the Issuing Bank for the issuance by the Issuing Bank on behalf of the Banks of one or more steamship guaranties (each a 'Steamship Guaranty' and, collectively, the 'Steamship Guaranties') or airway releases (each an 'Airway Release' and, collectively, 'Airway Releases'); provided, however, that any amount of any Steamship Guaranty or Airway Release to be issued shall not exceed the Availability.

                           (f)  The  parties  acknowledge  that  as of the  date
hereof: (i) the Existing Loans are in the amount of $19,900,000.00 and that such Existing Loans are hereby extended and renewed and shall constitute 'Loans' hereunder in such amount, subject to the terms and conditions of this Agreement;
(ii) Existing Trade L/Cs are in the amount of $13,009,758.00 and shall constitute 'Trade

L/Cs' hereunder in such amount, subject to the terms and conditions of this Agreement; (iii) Existing Acceptances are in the amount of $295,152.00 and shall constitute 'Acceptances' hereunder in such amount, subject to the terms and conditions of this Agreement; (iv) Existing Standby L/Cs are in the amount of $2,080,390.00 and shall constitute 'Standby L/Cs' hereunder in such amount, subject to the terms and conditions of this Agreement; and (v) 'Existing Steamship Guaranties and Airway Releases' are in the amount of $-0- and shall constitute 'Steamship Guaranties' and 'Airway Releases' hereunder, as the case may be, in such amount subject to the terms and conditions of this Agreement.

                  Section 2.2  Applications for Letters of
                               Credit, Steamship Guaranties
                               and Airway Releases.

                           (a)  Subject  to the  provisions  of  Section  2.1(b)
hereof, upon the execution and delivery or electronic transmission, by the Borrower or Hong Kong, as the case may be, simultaneously to the Issuing Bank and the Collateral Monitoring Agent of the Issuing Bank's standard form of application for letter of credit (individually, an 'Application', and collectively, the 'Applications') and upon payment by the Borrower or Hong Kong, as the case may be, of the applicable fees provided for in Section 2.6 hereof and receipt of instructions from the Collateral Monitoring Agent as to Availability, the Issuing Bank shall, subject to the terms and conditions of this Agreement, in a timely manner in accordance with its standard operating procedures, issue an L/C for the account of the Borrower or Hong Kong, as the case may be. In the event of any conflict, discrepancy or any omission of terms provided herein between the terms established by the Issuing Bank in its Application or otherwise and this Loan Agreement, the terms provided herein shall prevail.

                           (b)  Subject  to the  provisions  of  Section  2.1(e)
hereof, upon the execution and delivery or electronic transmission by the Borrower simultaneously to the Issuing Bank and the Collateral Monitoring Agent of an application therefor, the Issuing Bank shall, subject to the terms and conditions of this Agreement and receipt of instructions from the Collateral Monitoring Agent as to Availability, in a timely manner in accordance with its standard operating proceeds, issue Steamship Guaranties or Airway Releases. Any such Steamship Guaranties or Airway Releases shall be subject to the terms of the Continuing Agreement for Issuance of Steamship Guaranties and Airway Releases.

                           (c) The  Borrower  or Hong Kong,  as the case may be,
shall reimburse the Issuing Bank in immediately available funds at the Issuing Bank's Payment Office on the same day as demand therefor is made by the Issuing Bank for any payment made by the Issuing Bank under an L/C (all such amounts so paid until paid, are hereinafter referred to as 'Unpaid Drawings').

                           (d) The Borrower  hereby  irrevocably  instructs  the
Collateral Monitoring Agent to advance to the Issuing Bank from any account of the Borrower with the Collateral Monitoring Agent and, to the extent sufficient Availability exists to advance Loans, to pay any Unpaid Drawings. In the event that at any time there are not sufficient funds in any account of the Borrower with the Collateral Monitoring Agent to pay any Unpaid Drawing or sufficient Availability for payment of such Unpaid Drawing, the Collateral Monitoring Agent shall nevertheless advance funds to pay such Unpaid Drawings and any funds advanced by the Agent in payment thereof shall be treated as Loans, but shall be due and payable immediately and shall bear interest which shall accrue from the date such funds were advanced until paid in full at the Post-Default Rate.

                           (e) The Borrower's obligations under this Section 2.2
to reimburse the Issuing Bank with respect to Unpaid Drawings (including interest thereon) shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which the Borrower may have or have had against the Issuing Bank, including (without limitation, but subject nonetheless to the provisions of Section 2.18 hereof) any defense based on the failure of any drawing under the L/C to conform to the terms of such L/C or any non-application or misapplication by the beneficiary of the L/C of the proceeds of such drawing.

                           (f) If,  notwithstanding the other provisions of this
Section 2.2, on the Commitment Termination Date there are any L/Cs, Steamship Guaranties or Airway Releases which either (x) have not expired or been terminated with the consent of the Borrower and the respective beneficiaries thereof or (y) have expired by their terms within the 30-day period prior to the Commitment Termination Date and the Collateral Monitoring Agent has not yet been able to determine whether conforming drafts have been presented on a timely basis, then this Agreement (including, without limitation, this Section 2.2 and Section 2.18 hereof) and the respective rights, obligations and covenants of the Borrower, the Agent, the Collateral Monitoring Agent, the Issuing Bank and the Banks under this Agreement and the other Loan Documents shall remain in full force and effect until the date on which the last of the L/Cs, Steamship Guaranties or Airway Releases expires or is terminated (with the consent of the Borrower and the beneficiaries thereof) and all payments made by the Issuing Bank under the L/Cs, the Acceptances, the Steamship Guaranties and Airway
Releases are reimbursed in full by the Borrower, except that the Commitment shall terminate on the Commitment Termination Date and none of the Banks, the Issuing Bank or the Agent shall have any obligation after the Commitment
Termination  Date  to  make  Loans  or to  issue  L/Cs,  Acceptances,  Steamship
Guaranties or Airway Releases hereunder. In addition, the Borrower shall, for the period beginning on the Commitment Termination Date and ending on the date which is the later of (x) the last outstanding L/C, Steamship Guaranty or Airway Release expires or is terminated and (y) the 30th day following the expiration of any L/C, Steamship Guaranty or Airway Release which expired during the 30-day period prior to the Commitment Termination Date, with respect to any such Indebtedness of the Borrower or Hong Kong, provide the Issuing Bank with (1) collateral in the form of Cash in an amount equal to 103% of the full amount of any such L/C, Steamship Guaranty or Airway Release or (2) a letter of indemnification with respect to, or a letter of credit issued to secure payment of, each such L/C, Steamship Guaranty or Airway Release from a financial institution acceptable to the Banks and the Agent. Upon compliance with the provisions of the foregoing sentence, the Borrower shall, notwithstanding anything herein to the contrary, be relieved of all other obligations under this Agreement or the Loan Documents.

                  Section 2.3  Borrowing Notice and
                               Disbursement of Loans.

                           (a) The Borrower shall give the Collateral Monitoring
Agent written notice of each borrowing of a Loan (in each case, a 'Borrowing Notice'). Each Borrowing Notice shall be irrevocable and shall be effective on the date of the related borrowing, if received by the Agent not later than 12 noon, New York City time.

                           (b) The Collateral  Monitoring  Agent shall render to
each Bank promptly after the end of each week, or such shorter period as the Agent may determine (such week or shorter period being hereinafter referred to as a 'Settlement Period'), a summary statement of the Outstanding Obligations and each Bank's Share thereof for such period. If, as of the end of any Settlement Period, any Bank's Share of Loans is more than such Bank's Share for the previous Settlement Period, then such Bank shall transfer to the Collateral Monitoring Agent good funds for the amount of the increase (A) on the same Business Day that notice is given by the Collateral Monitoring Agent to the Bank if such notice is given prior to 12:00 p.m. and (B) no later than 12:00 p.m. on the following Business Day if notice is given by the Collateral Monitoring Agent to the Bank after 12:00 p.m.; and, on the other hand, if any Bank's Share of Loans as of the end of any Settlement Period is less than such Bank's Share of Loans for the previous Settlement Period, then the Collateral Monitoring Agent shall transfer to such Bank good funds for the amount of the decrease (A) on the same Business Day if the Collateral Monitoring Agent's calculations with respect to such Settlement Period are completed before 12:00 p.m. and (B) on the next Business Day if the Collateral Monitoring Agent's calculations with respect to such Settlement Period are completed after 12:00 p.m. Unless the receiving party gives at least five business days prior written notice to the contrary, all funds remitted by the Collateral Monitoring Agent to any Bank hereunder, and all funds remitted by any Bank to the Collateral Monitoring Agent hereunder, shall be sent by wire transfer to such party's respective account as set forth on the signature pages hereof. The Collateral Monitoring Agent agrees to mark its books and records each Settlement Period to show each Bank's Share of the Outstanding Obligations. The failure of any Bank to make a timely payment hereunder shall have no effect on such Bank's liability for such payment, it being understood that each Bank shall assume the risk to the extent of its Bank's Share of each Loan made or L/C, Acceptance, Steamship Guaranty or Airway Release issued as and when made or issued, as the case may be.

                  Section 2.4  Notes.

                           The Loans made by each Bank shall be  evidenced  by a
single promissory note of the Borrower in substantially the form of Exhibit A hereto payable to such Bank (each, a 'Fourth Substituted Note' and collectively, the 'Fourth Substituted Notes'). Each Note shall be dated the date of this Agreement, shall be payable to the order of each Bank on a date not later than the Commitment Termination Date in a principal amount equal to such Bank's Commitment as originally in effect, and shall otherwise be duly completed. The Notes shall be payable as provided in Section 2.7 hereof.

                  Section 2.5  Interest.

                           (a)  The  Borrower   shall  pay  to  the   Collateral
Monitoring Agent, for the ratable benefit of the Banks, interest on the daily balances of the Loans outstanding during the preceding month for the period commencing on the date of each such Loan until such Loan shall be paid in full at a rate equal to two (2%) percent per annum in excess of the Prime Rate.

                           (b) Notwithstanding the foregoing, the Borrower shall
pay interest on any Loan or any installment thereof, and on any other amount payable by the Borrower hereunder (to the extent permitted by law) that shall not be paid in full when due (whether at stated maturity, by acceleration or otherwise) for the period commencing on the due date thereof until the same is paid in full at the Post-Default Rate.

                           (c) Except as provided in the next sentence,  accrued
interest on each Loan shall be payable not later than monthly on the Monthly Dates. Interest that is payable at the Post-Default Rate shall be payable from time to time on demand of the Collateral Monitoring Agent.

                           (d) Anything in this Agreement or any of the Notes to
the contrary notwithstanding, the obligation of the Borrower to make payments of interest shall be subject to the limitation that payments of interest shall not be required to be made to any Bank to the extent that such Bank's receipt thereof would not be permissible under the law or laws applicable to such Bank limiting rates of interest that may be charged or collected by such Bank. Any such payments of interest that are not made as a result of the limitation referred to in the preceding sentence shall be made by the Borrower to such Bank on the earliest interest payment date or dates on which the receipt thereof would be permissible under the laws applicable to such Bank limiting rates of interest that may be charged or collected by such Bank. Such deferred interest shall not bear interest.

                  Section 2.6  Fees.

                           (a) The  Borrower  shall  pay to the  Agent,  for the
ratable benefit of the Banks, a non-refundable advisory fee (the 'Advisory Fee') in the amount of $500,000 payable as follows:

                                    (i)  $125,000  paid  upon  execution  of the
Letter Agreement, dated April 27, 1995, among the Borrower and the Banks; and

                                    (ii)   $125,000   payable   not  later  than
December 31, 1995; and

                                    (iii)   $250,000   payable  not  later  than
February 29, 1996; provided, however, that this portion of the Advisory Fee will be waived if (x) at all times during the period commencing with the date of this Agreement and ending on February 29, 1996 (A) the Borrower has been in compliance with the financial covenants described in subsections 6.9(c) and 6.9(d) below and (B) Outstanding Obligations have not exceeded the Borrowing Base, and (y) all Loans and Acceptances (but not Standby Letters of Credit) are paid in full on at least five consecutive Business Days during the period commencing on January 1, 1996 and ending on February 29, 1996; provided, however, that if Acceptances are outstanding during the months of January and February 1996, the Borrower will nevertheless be deemed to have satisfied the requirement in clause (y) above if the Collateral Monitoring Agent is holding for the account of the Borrower during such consecutive five Business Day period excess Cash in an amount which would be sufficient to prepay such outstanding Acceptances.

                           (b) Upon each  drawing  under an L/C, the Borrower or
Hong Kong, as the case may be, shall pay to the Issuing Bank, for the ratable benefit of the Banks, a drawing fee (the 'Drawing Fee') computed at the rate of five-sixteenths of one (5/16%) percent per annum of the face amount of such drawing, but in no event shall the Drawing Fee be less than $70.00.

                           (c) Upon the  execution  and delivery by the Borrower
of an Application for a Standby L/C, the Borrower shall pay to the Issuing Bank, for the ratable benefit of the Banks, an issuance fee

(the 'Standby L/C Fee') computed at the rate of three (3%) percent per annum on the face amount of the requested Standby L/C payable quarterly in advance on the applicable Monthly Dates.

                           (d) Upon the  execution  and delivery by the Borrower
of an Application for any L/C, Steamship Guarantee or Airway Release, the Borrower shall pay directly to the Issuing Bank for its own account, all issuance and associated transactional charges (the 'Transactional Fees') imposed by the Issuing Bank in connection with any L/C, Steamship Guarantee or Airway Release.

                           (e) Upon the execution and delivery of an Acceptance,
the Borrower shall pay to the Issuing Bank, for the ratable benefit of the Banks, a fee (the 'Acceptance Fee') for such Acceptance equal to the discount rate of the Agent plus four (4%) percent per annum of the principal amount of such Acceptance for the term thereof payable monthly in advance on the applicable Monthly Dates.

                           (f)  The  Borrower   shall  pay  to  the   Collateral
Monitoring Agent for its own account the following fees monthly in advance on the first Business Day of each calendar month (with the first such payment to be made on June 1, 1995):

                                    (i) monitoring fee - $5,000.00;

                                    (ii) collateral  management fee - $1,500.00;
and

                                    (iii) inventory  examination fee - $1,300.00
(collectively, the 'Collateral Fees').

                           (g) The  Borrower  shall pay to the Banks  within ten
days following demand therefor, reimbursement for the fees and expenses of any Bank's field examiners which accompany the Collateral Monitoring Agent on inspections and field examinations (pursuant to Section 6.2 of this Agreement or otherwise), such fees and expenses to be calculated at such Bank's standard per diem rates (the 'Examination Fees').

                           (h) The  Advisory  Fee,  the Drawing Fee, the Standby
L/C Fee, the Transactional Fees, the Acceptance Fee, the Collateral Fees and the Examination Fees are hereinafter sometimes referred to individually as a 'Fee' and collectively as the 'Fees'.

                  Section 2.7  Payment of Loans and Acceptances;
                               Voluntary Changes in Commitment;
                               Mandatory Prepayments.

                           (a) All outstanding  Loans and  Acceptances  shall be
paid in full not later than the Commitment Termination Date.

                           (b) The  Borrower  shall be entitled to  terminate or
reduce either or both of the Commitment and the Direct Debt Sublimit provided that the Borrower shall give one day's prior written notice of such termination or reduction to the Banks and that any partial reduction of the Commitment or the Direct Debt Sublimit shall be in an aggregate amount equal to $100,000 or an integral multiple thereof. Any such termination or reduction shall be permanent and irrevocable. Each partial reduction of either the Commitment or the Direct Debt Sublimit shall be applied pro rata to reduce each Bank's Share of the Commitment and the Direct Debt Sublimit.

                           (c)  Notwithstanding  any  other  provisions  of this
Agreement, in the event that on any day the Obligations shall exceed the Borrowing Base (including but not limited to the circumstances in which the Collateral Monitoring Agent has exercised its discretion to continue to make Loans and to instruct the Issuing Bank that Availability exists for the issuance of L/Cs, Acceptances, Steamship Guaranties and Airway Releases, as provided in the definition of 'Overadvance' in Article 1 of this Agreement), the Borrower shall immediately upon the Collateral Monitoring Agent's request repay the Loans and/or prepay Acceptances in an amount sufficient to reduce the sum of the aggregate principal amount of the Obligations to an amount not greater than the Borrowing Base on that date and shall not be permitted to request the Collateral Monitoring Agent to make any Loans or make application to the Issuing Bank to issue Trade L/Cs, Standby L/Cs, Steamship Guaranties or Airway Releases until such payment or repayment is made.

                  Section 2.8  Use of Proceeds of Loans.

                           The  proceeds of the Loans  hereunder  may be used by
the Borrower solely for the following:

                           (a) first to refinance  existing  indebtedness of the
Borrower under the Existing Loan Agreement, in an aggregate principal amount of $37,090,212.00;

                           (b) second to pay all fees and  expenses of the Agent
and the Banks associated with providing the Revolving Credit Facility; and

                           (c)  third  to  provide   working   capital  for  the
Borrower.

                  Section 2.9  Computations.

                           (a)  Interest  on all  Loans  and each  Fee  shall be
computed on the basis of a year of 360 days and actual days elapsed (including the first day but excluding the last) occurring in the period for which payable.

                           (b)      (i) For the  purpose of  computing  interest
and calculating Availability hereunder, all payments consisting of cash or wire transfers in immediately available funds shall be deemed received by the Collateral Monitoring Agent: (A) on the same Business Day that such payments are deposited in the Collection Account in the event such deposit is made on or prior to 1:00 p.m.; and (B) one Business Day following deposit thereof in the Collection Account in the event such deposit is made after 1:00 p.m.; provided, however, that the foregoing references to 1:00 p.m. shall be changed to 12:00 p.m. if the date of such deposit is the last Business Day of the calendar month or the Business Day before a holiday;

                                    (ii)   For  the   purpose   of   calculating
Availability hereunder, all checks, drafts, or similar non-cash items of payment by or for the account of the Borrower shall be deemed received by the Collateral Monitoring Agent (A) on the same Business Day that the deposit of such payment is made in the Collection Account in the event such deposit is made prior to 1:00 p.m.; and (B) one Business Day following deposit thereof in the Collection Account in the event such deposit is made after 1:00 p.m.; and

                                    (iii) For the purpose of computing  interest
and Fees, all checks, drafts, or similar non-cash items of payment by or for the account of the Borrower shall be deemed received by the Collateral Monitoring Agent three Business Days after deposit of such payment in the Collection Account;

provided, however, that, for purposes other than computing interest and Fees and calculating Availability, no check, drafts, or other instruments received by the Collateral Monitoring Agent shall constitute payment to the Collateral
Monitoring Agent unless and until such item of payment has actually been collected by the Collateral Monitoring Agent and such collection has been credited to the Collection Account.

                           (c)  On  the  basis  of  the  daily   Borrowing  Base
Certificate delivered by the Borrower to the Collateral Monitoring Agent pursuant to subsection 5.10(a) hereof, the Collateral Monitoring Agent will determine on a daily basis the Availability and the Borrower's compliance with the terms of this Agreement, including but not limited to the provisions of
Section 2.7 hereof.

                  Section 2.10  Time and Method of Payments;
                                Statement of Account.

                           (a) All  payments of  principal,  interest,  Fees and
other amounts (including indemnities) payable by the Borrower hereunder shall be made in Dollars, in immediately available funds, to the Collateral Monitoring Agent at its Payment Office not later than 12 noon, New York City time, on the date on which such payment shall become due. With respect to all such payments, the Collateral Monitoring Agent shall (i) advance funds in payment and treat such advance of funds as a Loan or (ii) in the event that there is not sufficient Availability, debit the amount of any such payment to any ordinary deposit account of the Borrower with the Collateral Monitoring Agent. In the event that there is neither sufficient Availability or amounts in the deposit accounts of the Borrower with the Collateral Monitoring Agent, the Borrower shall make the payment directly at the Collateral Monitoring Agent's Payment Office as provided above. Additional provisions relating to payments are set forth in Section 10.3 hereof.

                           (b) The Collateral Monitoring Agent shall provide the
Borrower with a statement of account on a monthly basis, and each statement of account that is delivered by the Collateral Monitoring Agent to the Borrower that relates to the Obligations shall be deemed correct in the absence of manifest error and shall constitute an account stated between the Borrower and the Collateral Monitoring Agent unless thereafter waived in writing by the Collateral Monitoring Agent or unless, within thirty days after the Borrower's receipt of such statement, the Borrower delivers to the Collateral Monitoring Agent, by registered or certified mail, written objection thereto specifying the error or errors, if any, contained in any such statement; provided, however, that any failure by the Collateral Monitoring Agent to provide the Borrower with a statement of account shall not affect the Obligations of the Borrower hereunder or under any Note.

                  Section 2.11  Several Obligations.

                           No Bank shall be responsible for the failure of the
other Banks to make Loans to be made by such other Banks.

                  Section 2.12  Guaranties.

                           (a) The Parent,  Siena, Hong Kong,  Global,  Sources,
Holdings, Retail and Tatabuana (the 'Corporate Guarantors') and Morris Goldfarb and Aron Goldfarb (the 'Individual Guarantors' and, collectively with the Corporate Guarantors, hereinafter referred to individually as a 'Guarantor' and collectively as the 'Guarantors') have heretofore executed (or, in the case of Tatabuana only, simultaneously herewith is executing) guaranties (each of the foregoing hereinafter referred to individually as a 'Guaranty' and collectively as the 'Guaranties') pursuant to the Existing Loan Agreement (and, in the case of Tatabuana only, pursuant to this Agreement) guaranteeing, without limitation, the due payment and performance of the Obligations to the Banks, the Collateral Monitoring Agent, the Issuing Bank and the Agent; provided, however, in the case of the Individual Guarantors only, the amount to be paid by such Individual Guarantors, in the aggregate, shall not exceed the sum of Two Million Five Hundred Thousand Dollars ($2,500,000) (it being understood that the pledge and obligations of Morris Goldfarb under the Goldfarb Pledge Agreement are not subject to such limitation, but are limited to the assets pledged thereunder).

                           (b) Each of the  Guarantors  (other  than  Tatabuana)
shall, simultaneously with the execution and delivery of this Agreement, acknowledge and confirm that 'Guaranteed Obligations' as used and defined in the Guaranties (or any other term used therein to described or refer to the Indebtedness, liabilities and obligations of the Borrower, Hong Kong and each Guarantor to the Banks and the Agent), includes, without limitation, all of the Obligations, by the execution and delivery to the Agent of a guaranty confirmation satisfactory to the Agent (hereinafter referred to individually as a 'Guaranty Confirmation' and collectively as the 'Guaranty Confirmations').

                  Section 2.13  Security.

                           (a)      (i)    The    Borrower    has     heretofore
simultaneously with the execution and delivery of the Existing Loan Agreement, granted to the Agent, for the ratable benefit of the Banks, a Lien on all of the Borrower's personal property, including but not limited to Accounts and Inventory, whether then owned or thereafter acquired, tangible and intangible, by the execution and delivery of a Security Agreement dated October 29, 1992, as amended by an Amendment Letter dated February 1, 1994 (as amended, the 'Borrower Security Agreement');

                                    (ii) In order to secure the due  payment and
performance by the Borrower of all of the Obligations, the Borrower shall, simultaneously with the execution and delivery of this Agreement:

                                             (A)  Acknowledge and confirm to the
Agent that the term 'Obligations' as used and defined in the Borrower Security Agreement (or any other term used therein to describe or refer to the Indebtedness, liabilities and obligations of the Borrower to the Banks, the Collateral Monitoring Agent, the Issuing Bank and the Agent) includes, without limitation, the Obligations as defined herein, by the execution and delivery to the Agent of a security interest confirmation in form and substance satisfactory to the Agent (hereinafter referred to as the 'Borrower Security Interest Confirmation'); and

                                             (B) Execute and  deliver,  or cause
to be executed and delivered, to the Agent such other agreements, documents and instruments as the Agent may reasonably require in order to effect the purposes of the Borrower Security Agreement (as acknowledged and confirmed by the Borrower Security Interest Confirmation), this Section 2.13 and this Agreement.

                           (b)      (i) Each of the Corporate  Guarantors (other
than Global, Hong Kong and Tatabuana) has heretofore granted to the Agent, for the ratable benefit of the Banks, a Lien on all of such Corporate Guarantor's Accounts and Inventory (and, in the case of Retail, all of its personal property) whether then owned or thereafter acquired, tangible and intangible, by the execution and delivery of a Security Agreement (each, a 'Guarantor Security Agreement' and collectively, the 'Guarantor Security Agreements'); and

                                    (ii) In order to secure the due  payment and
performance by the Borrower of all of the Obligations, each of the Corporate Guarantors shall, simultaneously with the execution and delivery of this
Agreement:

                                             (A)  Acknowledge  and confirm  that
the term 'Obligations' as used and defined in its Guarantor Security Agreement (or any other term used therein to describe or refer to the Indebtedness, liabilities and obligations of the Borrower and such Guarantor to the Banks, the Collateral Monitoring Agent, the Issuing Bank and the Agent) includes, without limitation, in each case, the Obligations as defined herein, and will amend the terms of the Guarantor Security Agreement to provide for a Lien on all of such Corporate Guarantor's personal property, in each case by the execution and delivery to the Agent of a security interest confirmation and amendment in form and substance satisfactory to the Agent (hereinafter referred to as a 'Guarantor Security Interest Confirmation' and collectively, the 'Guarantor Security Interest Confirmations');

                                             (B) Execute and  deliver,  or cause
to be executed and delivered, to the Agent such other agreements, documents and instruments as the Agent may reasonably require in order to effect the purposes of its Guarantor Security Agreement (as acknowledged and confirmed by its Guarantor Security Interest Confirmation), this Section 2.13 and this Agreement.

                           (c)     (i) The Parent has heretofore:

                                             (A)  Granted to the Agent,  for the
ratable benefit of the Banks, a lien on, and assigned to the Agent, for the ratable benefit of the Banks, all of its right, title and interest in, to and under all of the insurance policies on the life of Morris Goldfarb required to be maintained by the Parent pursuant to Section 6.8 (c) hereof by the execution and delivery to the Agent of a collateral assignment of life insurance dated October 29, 1992 (the 'Assignment of Life Insurance'); and

                                             (B)  Granted  to the  Agent for the
ratable benefit of the Banks, a Lien on all of its personal property, whether then owned or thereafter acquired, tangible and intangible, by the execution and delivery of a Security Agreement dated as of January 31, 1994 (the 'Parent Security Agreement'); and

                                    (ii) In order to secure the due  payment and
performance by the Borrower of all of the Obligations, the Parent shall, simultaneously with the execution and delivery of this Agreement:

                                             (A)  Acknowledge and confirm to the
Agent that the term  'Obligations'  as used and  defined in the Parent  Security
Agreement (or any other term used therein to describe or refer to the Indebtedness, liability and obligations of the Borrower and the Parent to the Banks, the Collateral Monitoring Agent, the Issuing Bank and the Agent), includes without limitation, in each case, the Obligations as defined herein, by the execution and delivery to the Agent of a security interest confirmation and amendment in form and substance satisfactory to the Agent (hereinafter referred to as the 'Parent Security Interest Confirmation');

                                             (B)   Execute  and  deliver  a  new
Assignment of Life Insurance (the 'New Assignment of Life Insurance') granting to the Agent for the ratable benefit of the Bank's a Lien on all Key Man Life Insurance proceeds under the policy maintained pursuant to the requirements of
Section 6.8(c) hereof;

                                             (C)  Execute  and deliver IRS Forms
2848 and 234 (the 'Tax Powers') granting to the Agent for the benefit of the Banks, inter alia, the authority to receive and endorse tax refund checks;

                                             (D)  Execute  and  deliver  a stock
pledge agreement (the 'Stock Pledge Agreement') of all stock of all Subsidiaries and Affiliates (other than Tatabuana and Qingdao G-III Garments Production Co. Ltd., the Borrower's Chinese Affiliate, and their Subsidiaries and Affiliates), including but not limited to the stock of the Borrower, granting to the Agent for the ratable benefit of the Banks a Lien on all such stock; and

                                             (E) Execute and  deliver,  or cause
to be executed and delivered to the Agent such other documents and instruments as the Agent may reasonably require in order to effect the purposes of the Parent Security Agreement (as acknowledged and confirmed by the Second Parent Security Interest Confirmation), the New Assignment of Life Insurance, the Assignment of Tax Refunds, the Stock Pledge Agreement, this Section 2.13 and this Agreement.

                           (d)      (i) The Borrower,  the Parent and Siena have
heretofore simultaneously with the execution and delivery of the Existing Loan Agreement granted to the Agent for the ratable benefit of the Banks a Lien on all of their respective Trademarks whether then owned or thereafter acquired, by the execution and delivery to the Agent of a Trademark Security Agreement dated October 29, 1992 and a New Trademark Security Agreement dated July 29, 1994 (collectively, the 'Trademark Security Agreement');

                                    (ii) In order to secure the due  payment and
performance by the Borrower of all of the Obligations, the Borrower, the Parent and Siena shall, simultaneously with the execution and delivery of this
Agreement:

                                             (A)  Acknowledge and confirm to the
Agent that the term 'Obligations' as used and defined in the Trademark Security Agreement (or any other terms used therein to describe or refer to the Indebtedness of the Borrower, the Parent, and Siena to the Banks, the Collateral Monitoring Agent, the Issuing Bank and the Agent), includes, without limitation, in each case, the Obligations as defined herein, by the execution and delivery to the Agent of a trademark security interest confirmation and amendment in form and substance satisfactory to the Agent (hereinafter referred to as the 'Trademark Security Interest Confirmation'); and

                                             (B) Execute and  deliver,  or cause
to be executed and delivered to the Agent such other documents and instruments as the Agent may reasonably require in order to effect the purposes of the Trademark Security Agreement (as acknowledged and confirmed by the Trademark Security Interest Confirmation), this Section 2.13 and this Agreement.

                           (e)      (i)  Morris  Goldfarb,  either  prior  to or
simultaneously with the execution and delivery of this Agreement, has executed and delivered to the Agent, for the ratable benefit of the Banks, a pledge of 250,000 shares of the stock of the Parent (the 'Goldfarb Pledge Agreement') in order to secure the due payment and performance by the Borrower of all the Obligations;

                                    (ii) Morris  Goldfarb shall also execute and
deliver, or cause to be executed and delivered to the Agent such other agreements, documents and instruments as the Agent may reasonably require in order to effect the purposes of the Goldfarb Pledge Agreement.

                           (f) The  Borrower  Security  Agreement,  the Borrower
Security Interest Confirmation, the Guarantor Security Agreements, the Guarantor Security Interest Confirmation, the New Assignment of Life Insurance, the Parent Security Agreement, the Parent Security Interest Confirmation, the Trademark Security Agreement, the Trademark Security Interest Confirmation, the Assignment of Tax Refunds, the Stock Pledge Agreement, the Goldfarb Pledge Agreement, and the aforesaid agreements, instruments and documents are hereinafter sometimes referred to collectively as the 'Security Documents'.

                  Section 2.14 Lending Offices.

                           The  Loans  made by each  Bank  shall be made at such
Bank's lending office as set forth on the signature page hereto of such Bank.

                  Section 2.15 Obligations Absolute.

                           The  obligations  of the Borrower and Hong Kong under
this Agreement and the Loan Documents shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement, under all circumstances whatsoever, including, without limitation, the following circumstances:

                                       (i)  the  L/Cs,   the  Notes,   the  Loan
Agreement, the other Loan Documents or any other agreements, instruments or documents relating thereto proving to be forged, fraudulent, invalid, unenforceable or insufficient in any respect;

                                      (ii) any  amendment  or  waiver  of or any
consent to the departure from all or any of the Security Documents;

                                     (iii) the  existence of any claim,  setoff,
defense or other rights which the Borrower or Hong Kong may have at any time against any beneficiary or any transferee of any beneficiary (or any Persons or entities for whom any beneficiary or any such transferee may be acting), any Bank or any other Person, whether in connection with this Agreement, the L/Cs, the Security Documents, the other Loan Documents or any unrelated transaction;

                                      (iv) any demand  presented  under the L/Cs
(or any endorsement thereon) proving to be forged, fraudulent, invalid, unenforceable or insufficient in any respect or any statement therein being inaccurate in any respect whatsoever;

                                       (v)  payment  by the Bank  under  any L/C
against preparation of a demand which does not comply with the terms of such L/C, including, without limitation, the circumstances referred to in clause (iv) above or the failure of any document to bear adequate reference to such L/C;

                                      (vi) the use to which  the L/Cs may be put
or any acts or omissions of the Borrower, Hong Kong or beneficiaries in connection therewith; and

                                     (vii) any other  circumstances or happening
whatsoever, whether or not similar to any of the foregoing, provided that such circumstances or happening shall not have constituted gross negligence or willful misconduct of the Agent or any Bank.

                  Section 2.16 Sharing of Payments and Set-Off Among Banks.

                           (a) The Borrower  hereby  agrees that, in addition to
(and without limitation of) any right of set-off, banker's lien or counterclaim a Bank may otherwise have, each Bank shall be entitled, at its option, to offset balances held by it at any of its offices against any principal of or interest on any of the Obligations hereunder, or any Fee payable under this Agreement, that is not paid when due (regardless of whether such balances are then due to the Borrower), in which case it shall promptly notify the Borrower thereof, provided that its failure to give such notice shall not affect the validity thereof. Nothing contained herein shall require any Bank to exercise any such right or shall affect the right of any Bank to exercise and retain the benefits of exercising, any such right with respect to any other indebtedness or obligation of the Borrower.

                           (b) Each Bank:

                                (i) if it shall effect  payment of any principal
of or interest on any Obligations held by it under this Agreement through the exercise of any rights provided for in subsection (a) above, or

                               (ii) upon or following  any  acceleration  by the
Agent and the Banks of the Obligations, shall promptly purchase from the other Banks a participation in the Obligations held by the other Banks in such amounts, and make such other adjustments from time to time as shall be equitable, so that all the Banks shall share the benefit of such payment and the Obligations pro rata in accordance with their respective Commitments. To such end all the Banks shall make appropriate adjustments among themselves (by the resale of a participation sold or otherwise) if any payment received must be restored or any acceleration is rescinded by the Majority Banks. The Borrower agrees that any Bank so purchasing a participation in the Obligations held by the other Banks may exercise all rights of set-off, banker's lien, counterclaim or similar rights with respect to such participation as fully as if such Bank were a direct holder of Obligations in the amount of such participation. The failure of any Bank to purchase participations as provided hereunder shall not affect the validity of the set-off as between such Bank and the Borrower.

                  Section 2.17 Capital Requirements.

                           In the  event  that any  existing  or  future  law or
regulation, guideline or interpretation thereof, by any court or administrative or governmental authority charged with the administration thereof, or compliance by any Bank with any request or directive (whether or not having the force of law) of any such authority shall impose, modify or deem applicable or result in the application of, any capital maintenance, capital ratio or similar requirement against loan commitments made by any Bank hereunder, and the result of any event referred to above is to impose upon any Bank or increase any capital requirement applicable as a result of the making or maintenance of, such Bank's Commitment or the obligation of the Borrower hereunder with respect to such Commitment (which imposition of capital requirements may be determined by each Bank's reasonable allocation of the aggregate of such capital increases or impositions), then, upon demand made by such Bank as promptly as practicable after it obtains knowledge that such law, regulation, guideline, interpretation, request or directive exists and determines to make such demand, the Borrower shall immediately pay to such Bank from time to time as specified by such Bank additional commitment fees or interest or other amounts which shall be sufficient to compensate such Bank for such imposition of or increase in capital requirements together with interest on each such amount from the fifth day after the date of demand therefor until payment in full thereof at the Post-Default Rate. A certificate setting forth in reasonable detail the amount necessary to compensate such Bank as a result of an imposition of or increase in capital requirements submitted by such Bank to the Borrower shall be conclusive, absent manifest error, as to the amount thereof. For purposes of this Section 2.17, all references to any 'Bank' shall be deemed to include any participant in such Bank's Commitment.

                  Section 2.18 Additional L/C Provisions.

                           (a) Without  limiting the  generality of Section 2.17
hereof, if:

                                (i) any  change in any law or  regulation  or in
the interpretation thereof by any court or administrative or governmental authority charged or claiming to be charged with the administration thereof shall (1) impose, modify or deem applicable any reserve, special deposit, capital maintenance, deposit insurance premium or assessment, or similar requirement against letters of credit issued by or assets held by, or deposits with or for the account of, any Bank, (2) impose on any Bank any other condition regarding this Agreement or the L/Cs, or (3) subject any Bank to any tax, charge, fee, deduction or withholding of any kind whatsoever other than changes in the rate of tax on the over-all net income of such Bank; and

                               (ii) the  result  of any such  event  shall be to
increase the cost to any Bank of the issuance or maintenance of the L/Cs, or reduce the amount of principal, interest, or any fee or compensation receivable by any Bank in respect of the L/Cs or this Agreement;

then, upon demand of any Bank, the Borrower shall pay to the Banks, from time to time as specified by each of the Banks, respectively, all additional amounts which are necessary to compensate such Bank for such increased cost or reduction incurred by that Bank. All payments of compensation for such increased cost or reduction shall be accompanied by interest thereon from the date such increased cost or reduction is incurred by any Bank until payment in full thereof at the rate provided in Section 2.5(a) hereof and, in the event of non-payment by the Borrower following demand, thereafter at the Post-Default Rate. A certificate as to such increased cost incurred by any Bank showing the manner of calculation thereof shall be submitted by such Bank to the Borrower and shall be conclusive (absent manifest error) as to the amount thereof. In the event of any inconsistency between the terms of this Section 2.18 and Section 2.17, the provisions of Section 2.17 shall govern.


                           (b)  No  Bank  shall  be  responsible:  (i)  for  the
validity or insufficiency of any instrument transferring or assigning or purporting to transfer or assign the L/Cs or the rights or benefits thereunder or proceeds thereof in whole or in part, which may prove to be invalid or ineffective for any reason; (ii) for errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable telegraph, telex or otherwise, whether or not they be in cipher; (iii) for any loss or delay in the transmission or otherwise of any document or draft required in order to make a draw under the L/Cs or of proceeds thereof; or (iv) for any consequence arising from causes beyond the control of any Bank. None of the above shall affect, impair, or prevent the vesting of any Bank's rights or powers hereunder.

                           (c)  In   furtherance   and   extension  and  not  in
limitation of the specific provisions hereinabove set forth, any action taken or omitted by any Bank, under or in connection with the L/Cs or the related drafts or document(s), if taken or omitted in good faith, shall be binding upon the Borrower and shall not put any Bank under any resulting liability to the Borrower.

                           (d)  The  Borrower   shall  at  all  times   protect,
indemnify and save harmless each Bank from and against any and all claims, actions, suits and other legal proceedings, and from and against any and all loss, claims, demands, liabilities, damages, costs, charges, counsel fees and other expenses which any Bank may, at any time, sustain or incur by reason of or in consequence of or arising out of the issuance of the L/Cs; it being the intention of the parties that this Agreement shall be construed and applied to protect and indemnify any Bank against any and all risk involved in the issuance of the L/Cs, all of which risks are hereby assumed by the Borrower, including, without limitation, any and all risks of the acts or omissions, whether rightful or wrongful, of any present or future de jure or de facto government or governmental authority (all such acts and omissions, herein called the 'Governmental

Acts'); provided, however, that the Borrower shall not be required to indemnify any Bank for any claims, damages, losses, liabilities, costs or expenses to the extent, but only to the extent, caused by the willful misconduct or gross negligence of any Bank in not honoring any demand for payment under any L/C (after the presentation to it by the beneficiary of drawing documents strictly complying with the terms and conditions of such L/C) except if as a result of any Governmental Act or any other cause beyond the control of any Bank. Notwithstanding any other provision contained in this Agreement, the obligations of the Borrower under this Section 2.18 shall survive the termination of this Agreement.

                  Section 2.19 Pro Rata Treatment Among Banks.

                           (a) Except as  otherwise  provided  herein:  (i) each
Loan advanced by the Collateral Monitoring Agent hereunder, (ii) each other advance made by the Collateral Monitoring Agent, the Issuing Bank or the Agent hereunder (including but not limited to advances to protect or preserve Collateral), (iii) each payment of any Fee (other than Transactional Fees, Collateral Fees and Examination Fees) by the Borrower, and (iv) each payment of principal of or interest on Loans, in each case will be made by or to the Collateral Monitoring Agent, the Issuing Bank or the Agent, as the case may be, for the account of the Banks according to the respective Bank's Share.

                           (b)  On  a  monthly   basis,   after  the  Collateral
Monitoring Agent's receipt of monthly interest charges pursuant to Section 2.10 of this Agreement, and provided a Bank shall have made all payments to the Collateral Monitoring Agent required to be made hereunder, the Collateral
Monitoring Agent shall pay to such Bank an amount equivalent to such Bank's Share of such interest and any Fees received during the prior month.


                  Section 2.20 Non-Receipt of Funds by the Agent.

                           Unless the  Collateral  Monitoring  Agent  shall have
been notified by a Bank or the Borrower (the 'Payor') prior to the date notified on which such Bank is to make payment to the Collateral Monitoring Agent of the proceeds of a Loan to be made by it hereunder or the Borrower is to make a payment to the Collateral Monitoring Agent for the account of one or more of the Banks, as the case may be (such payment being herein called the 'Required Payment'), which notice shall be effective upon receipt, that the Payor does not intend to make the Required Payment to the Collateral Monitoring Agent, the Collateral Monitoring Agent may assume that the Required Payment has been made and may, in reliance upon such assumption (but shall not be required to), make the amount thereof available to the intended recipient on such date and, if the Payor has not in fact made the Required Payment to the Collateral Monitoring Agent, the recipient of such payment shall, on demand, repay to the Collateral Monitoring Agent the amount made available to it together with interest thereon in respect of each day during the period commencing on the date such amount was so made available by the Collateral Monitoring Agent until the date the Collateral Monitoring Agent recovers such amount at a rate per annum equal to the Federal Funds Rate for such day (when the recipient is a Bank) or equal to the rate of interest applicable to such Loan (when the recipient is the Borrower).

                  Section 2.21 Collections; Agent's Right to Notify Account Debtors and Endorse the Borrower's Name.

                           (a) The  Borrower  and all other  Loan  Parties  will
immediately upon receipt of all checks, drafts, cash or other remittances (i) in payment of any of its accounts, contract rights or general intangibles constituting part of the Collateral, or (ii) in payment of any Collateral sold, transferred, leased or otherwise disposed of, as permitted under Section 7.7 hereof, or (iii) in payment of, or on account of its Accounts, contracts, contract rights, notes, drafts, acceptances, general intangibles, choses in action and all other forms of obligations relating to any of the Collateral so sold, transferred, or leased or otherwise disposed of, deliver any such items to the Collateral Monitoring Agent at the Payment Office or to the Collection Account accompanied by a remittance report in form supplied or approved by the Collateral Monitoring Agent, such items to be delivered to the Collateral Monitoring Agent in the same form received, endorsed or otherwise assigned by the Borrower where necessary to permit collection of such items and, regardless of the form of such endorsement, the Borrower hereby waives presentment, demand, notice of dishonor, protest, notice of protest and all other notices with respect thereto.

                           (b) The  Borrower  and all other Loan  Parties  shall
direct all Account Debtors to make all payments due from them to the Borrower upon the Accounts directly to the Collateral Monitoring Agent, the Collection Account or to a Lockbox (each, a 'Lockbox') designated by the Collateral Monitoring Agent and maintained by the Collateral Monitoring Agent pursuant to one or more lockbox agreements in form and substance satisfactory to the Agent (each, a 'Lockbox Agreement'), which agreements shall be executed and delivered by the Borrower at the request of the Collateral Monitoring Agent.

                           (c) In the event that, notwithstanding the provisions
of subsections (a) and (b) of this Section 2.21, as applicable, the Borrower (or any of its affiliates, officers, employees, agent, or those Persons acting for or in concert with the Borrower) shall receive any monies, checks, notes, drafts, or any other payment relating to any Collateral or as proceeds of any Collateral, the Borrower shall receive such monies, checks, notes, drafts and other payments as agent for the Collateral Monitoring Agent and shall hold, or shall cause such Affiliate or Person to hold, all such items of payment in trust as trustee of an express trust for the Collateral Monitoring Agent and as property of the Collateral Monitoring Agent, separate and apart from the funds of the Borrower and such Affiliate and the Borrower (and all of its Affiliates, officers, employees, agents and other Persons acting for or in concert with the Borrower) shall: (i) on the first Business Day following receipt thereof, deposit such items of payment, or cause such items of payment to be deposited, in kind, in the Collection Account; and (ii) in addition to all reports required in Article 5 hereof, if, as, and when requested by the Collateral Monitoring Agent, forward to the Collateral Monitoring Agent, on a daily basis, copies of all items of payment and of all deposit slips related thereto, together with a collection report in form and substance satisfactory to the Collateral Monitoring Agent.

                           (d) The Borrower  hereby  authorizes  the  Collateral
Monitoring Agent at all times: (i) to open the Borrower's mail directed to the Lockbox and, following an Event of Default, all other mail; (ii) to collect, and to verify by mail, telephone, telegraph or otherwise, any and all amounts due to the Borrower from Account Debtors; and (iii) to notify any or all Account
Debtors that the Accounts have been assigned to the Agent and that the Collateral Monitoring Agent has a security interest therein. The Borrower hereby agrees that any such notice, in the Collateral Monitoring Agent's sole discretion, may be sent on the Borrower's stationery, in which event, if required by the Collateral Monitoring Agent (and all Persons designated by the Collateral Monitoring Agent for that purpose) as the Borrower's true and lawful attorney (and agent-in-fact) to endorse the Borrower's name on any checks, notes, drafts, or any other form of payment relating to Collateral or proceeds of Collateral that come in to the Collateral Monitoring Agent's possession or under the Collateral Monitoring Agent's control.

                           (e) Notwithstanding Subsection (d) above or any other
provision of this Agreement, nothing contained in this Section 2.21, this Agreement or any other Loan Document shall be deemed to limit or otherwise restrict the Collateral Monitoring Agent's normal verification procedures.

                  Section 2.22 Application of Payments and Collections.

                           (a) All amounts received by the Collateral Monitoring
Agent for the account of the Borrower pursuant to Section 2.21 or otherwise shall, on each Business Day, be

                                   (i)  applied  pro  rata  among  the  Banks to
reduce the amount of any outstanding Loans; then

                                  (ii)  applied  to  prepay,   in  the  case  of
liquidation only, with any applicable prepayment or 'breakage' fee, all Acceptances;

                                 (iii) held by the Collateral  Monitoring  Agent
as collateral to secure any outstanding L/Cs, Acceptances (other than in the case of a liquidation), Steamship Guaranties and Airway Releases; then

                                  (iv) only if all Loans have been  repaid,  all
Acceptances prepaid (in the case of a liquidation) and all L/Cs, Acceptances (other than in the case of a liquidation), Steamship Guaranties and Airway Releases are fully secured by amounts held by the Collateral Monitoring Agent pursuant to clause (iii) above, credited to the Borrower's demand deposit account maintained with the Agent.

                           (b)  Notwithstanding  anything  else in this  Section
2.22 or in this Agreement to the contrary, the Borrower irrevocably waives the right to direct the application of any and all payments and collections at any time or times hereafter received by the Collateral Monitoring Agent from or on behalf of the Borrower. The Borrower irrevocably agrees that the Collateral Monitoring Agent shall have the continuing exclusive right to apply and reapply any and all such payments and collections received at any time or times hereafter by the Collateral Monitoring Agent or its agents against the Obligations in such manner as the Collateral Monitoring Agent may deem advisable, notwithstanding any entry by the Collateral Monitoring Agent upon any of its books and records.

         Article 3.   Representations and Warranties.

                           Each of the  Borrower  and  the  other  Loan  Parties
(other than the Individual Guarantors) hereby represents and warrants to the Banks, the Collateral Monitoring Agent, the Issuing Bank and the Agent that:

                  Section 3.1 Organization.

                           (a) Each of the Borrower, the Parent, each Subsidiary
and each other Loan Party is duly organized and validly existing under the laws of its state or country of organization and has the power to own its assets and to transact the business in which it is presently engaged and in which it proposes to be engaged. Exhibit B hereto accurately and completely lists, as to each of the Borrower, the Parent, each Subsidiary and each other Loan Party: (i) the state of incorporation or organization of each such entity, and the type of legal entity that each of them is, (ii) as to each of them that is a corporation, the classes and number of authorized and outstanding shares of capital stock of each such corporation, and, except with respect to the Parent, the owners of such outstanding shares of capital stock, (iii) as to each of them that is a legal entity other than a corporation (but not a natural person), the type and amount of equity interests authorized and outstanding of each such entity, and, except with respect to the Parent, the owners of such equity interests, and (iv) the business in which each of such entities is engaged. All of the foregoing shares or other equity interests that are issued and outstanding have been duly and validly issued and are fully paid and non-assessable, and are owned by the Persons referred to on Exhibit B, free and clear of any Lien except as otherwise provided for herein. Except as set forth on Exhibit B, there are no outstanding warrants, options, contracts or commitments of any kind entitling any Person to purchase or otherwise acquire any shares of capital stock or other equity interests of the Borrower or any Subsidiary or any other Loan Party other than the Parent nor are there outstanding any securities that are convertible into or exchangeable for any shares of capital stock or other equity interests of the Borrower, any Subsidiary or any other Loan Party other than the Parent. Except as set forth on Exhibit B, neither the Borrower, the Parent, any Subsidiary nor any other Loan Party has any Subsidiary.

                           (b) Each of the Borrower, the Parent, each Subsidiary
and each other Loan Party is in good standing in its state of organization and in each state in which it is qualified to do business. There are no jurisdictions other than as set forth on Exhibit B hereto in which the character of the properties owned or proposed to be owned by the Borrower, the Parent, any Subsidiary or any other Loan Party or in which the transaction of the business of the Borrower, the Parent, any Subsidiary or any other Loan Party as now conducted requires the Borrower, the Parent, any Subsidiary or any other Loan Party to qualify to do business and as to which failure so to qualify could have a material adverse effect on the business, operations, financial condition or properties of the Borrower, the Parent, any Subsidiary and any other Loan Party taken as a whole.

                  Section 3.2 Power, Authority, Consents.

                           The  Borrower and each other Loan Party has the power
to execute, deliver and perform the Loan Documents to be executed by it. The Borrower has the power to borrow hereunder and has taken all necessary corporate action to authorize the borrowing hereunder on the terms and conditions of this Agreement. The Borrower and each other Loan Party has taken all necessary action, corporate or otherwise, to authorize the execution, delivery and performance of the Loan Documents to be executed by it. No consent or approval of any Person (including, without limitation, any stockholder of any corporate Loan Party or any partner in any partnership Loan Party), no consent or approval of any landlord or mortgagee, no waiver of any Lien or right of distraint or other similar right and no consent, license, certificate of need, approval, authorization or declaration of any governmental authority, bureau or agency, is or will be required in connection with the execution, delivery or performance by the Borrower or any other Loan Party, or the validity, enforcement or priority, of the Loan Documents or any Lien created and granted thereunder, except as set forth on Exhibit C hereto, each of which either has been duly and validly obtained on or prior to the date hereof and is now in full force and effect, or is designated on Exhibit C as waived by the Majority Banks.

                  Section 3.3 No Violation of Law or Agreements.

                           The  execution  and delivery by the Borrower and each
other Loan Party of each Loan Document to which it is a party and performance by it hereunder and thereunder, will not violate any provision of law and will not, except as set forth on Exhibit C hereto, conflict with or result in a breach of any order, writ, injunction, ordinance, resolution, decree, or other similar document or instrument of any court or governmental authority, bureau or agency, domestic or foreign, or any certificate of incorporation or by-laws of the Borrower or any other corporate Loan Party or partnership agreement or other organizational document or instrument of any Loan Party that is not a corporation, or create (with or without the giving of notice or lapse of time, or both) a default under or breach of any agreement, bond, note or indenture to which the Borrower or any other Loan Party is a party, or by which any of them is bound or any of their respective properties or assets is affected (which default or breach would have a material adverse affect on the business, financial conditions or operations of the Borrower, the Parent and the Subsidiaries taken as a whole), or result in the imposition of any Lien of any nature whatsoever upon any of the properties or assets owned by or used in connection with the business of the Borrower or any other Loan Party, except for the Liens created and granted pursuant to the Security Documents.

                  Section 3.4 Due Execution, Validity, Enforceability.

                           This  Agreement and each other Loan Document to which
any Loan Party is a party has been duly executed and delivered by the Loan Party that is a party thereto and each constitutes the valid and legally binding obligation of the Borrower or such other Loan Party that is a party thereto, enforceable in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other similar laws, now or hereafter in effect, relating to or affecting the enforcement of creditors' rights generally and except that the remedy of specific performance and other equitable remedies are subject to judicial discretion; provided, however, that such laws shall not materially interfere with the practical realization of the benefits of the Security Documents or the Liens created thereby, except for: (i) possible delay, (ii) situations that may arise under Chapters 11 and 7 of the Bankruptcy Code and applicable state bankruptcy laws, and (iii) equitable orders of the Bankruptcy Court.

                  Section 3.5 Properties, Priority of Liens.

                           All  of  the  properties  and  assets  owned  by  the
Borrower and each other Loan Party that is executing a Security Document are owned by each of them, respectively, free and clear of any Lien of any nature whatsoever, except as provided for in the Security Documents, and as permitted by Section 7.2 hereof. The Liens that, simultaneously with the execution and delivery of this Agreement and the consummation of the initial closing hereunder, have been created and granted by the Security Documents constitute valid perfected first Liens on the properties and assets covered by the Security Documents, subject to no prior or equal Lien except as permitted by Section 7.2 hereof.

                  Section 3.6 Judgments, Actions, Proceedings.

                           Except as set forth on Exhibit F hereto, there are no
outstanding judgments, actions or proceedings, including, without limitation, any Environmental Proceeding, pending before any court or governmental authority, bureau or agency, with respect to or, to the best of the Borrower's knowledge, threatened against or affecting the Borrower or any other Loan Party, involving, in the case of any court proceeding or threatened court proceeding, a claim in excess of $100,000, nor, to the best of the Borrower's knowledge, is there any reasonable basis for the institution of any such action or proceeding that is probable of assertion, nor are there any such actions or proceedings in which the Borrower or any other Loan Party is a plaintiff or complainant.

                  Section 3.7 No Default; Compliance With Laws.

                           Except as set forth on Exhibit G hereto, neither the
Borrower, the Parent, any Subsidiary nor any other Loan Party is in default under any agreement, ordinance, resolution, decree, bond, note, indenture, order or judgment to which it is a party or by which it is bound, or any other agreement or other instrument by which any of the properties or assets owned by it or used in the conduct of its business is affected, which default could have a material adverse effect on the business, operations, financial condition or properties of the Borrower, the Parent, any Subsidiary and any other Loan Party, taken as a whole, or on the ability of the Borrower or any other Loan Party to perform its obligations under the Loan Documents to which it is a party. The Borrower, the Parent, and each Subsidiary has complied and is in compliance in all respects with all applicable laws, ordinances and regulations, resolutions, ordinances, decrees and other similar documents and instruments of all courts and governmental authorities, bureaus and agencies, domestic and foreign, including, without limitation, all applicable Environmental Laws and Regulations, non-compliance with which could have a material adverse effect on the business, operations, financial condition or properties of the Borrower, the Parent, and any Subsidiary, taken as a whole, or on the ability of the Borrower, the Parent or any Subsidiary to perform its obligations under the Loan Documents to which it is a party.

                  Section 3.8 Burdensome Documents.

                           Except as set forth on Exhibit H hereto,  neither the
Borrower nor any of the other Loan Parties is a party to or bound by, nor are any of the properties or assets owned by the Borrower or any other Loan Party used in the conduct of their respective businesses affected by, any agreement, ordinance, resolution, decree, bond, note, indenture, order or judgment, including, without limitation, any of the foregoing relating to any Environmental Matter, that materially and adversely affects their respective businesses, assets or conditions, financial or otherwise.

                  Section 3.9 Financial Statements; Projections.

                           (a) Each of the  Financial  Statements  is materially
accurate and complete and presents fairly the financial position of the Borrower and the consolidated and consolidating financial position of the Parent and the Subsidiaries, as applicable, and each other entity to which it relates, as at its date, and has been prepared in accordance with generally accepted accounting principles. Neither the Borrower, the Parent, any of the Subsidiaries, nor any other entity to which any of the Financial Statements relates, has any material obligation, liability or commitment, direct or contingent (including, without limitation, any Environmental Liability), that is not reflected in the Financial Statements. There has been no material adverse change in the financial position or operations of the Borrower, the Parent or any of its Subsidiaries or any other entity to which any of the Financial Statements relates, taken as a whole, since the date of the latest balance sheet included in the Financial Statements (the 'Latest Balance Sheet'). The Borrower's fiscal year is the twelve-month period ending on January 31 in each year.

                           (b) The  Projections  have been prepared on the basis
of the assumptions accompanying them and reflect as of the date thereof the Borrower's good faith projections, after reasonable analysis, of the matters set forth therein, based on such assumptions; provided, however, that the Banks and the Agent acknowledge that projections as to future events are not statements of fact and that actual results during the period or periods covered by such Projections may differ from the projected results.

                  Section 3.10 Tax Returns.

                           Each of the Borrower, the Parent and the Subsidiaries
has filed all federal, state and local tax returns required to be filed by it and has not failed to pay any taxes, or interest and penalties relating thereto, on or before the due dates thereof including any extensions thereof. Except to the extent that reserves therefor are reflected in the Financial Statements: (i) there are no material federal, state or local tax liabilities of the Borrower, the Parent or any Subsidiary due or to become due for any tax year ended on or prior to the date of the Latest Balance Sheet relating to such entity, whether incurred in respect of or measured by the income of such entity, that are not properly reflected in the Latest Balance Sheet relating to such entity, and (ii) there are no material claims pending or, to the knowledge of the Borrower, proposed or threatened against any of the Borrower, the Parent or any Subsidiary for past federal, state or local taxes, except those, if any, as to which proper reserves are reflected in the Financial Statements. The Parent's consolidated federal income tax return for the year ended July 31, 1990, is presently being audited by the IRS.

                  Section 3.11 Intangible Assets.

                           Each   of  the   Borrower,   the   Parent,   and  the
Subsidiaries possesses all patents, trademarks, service marks, trade names, copyrights and trade-style names, and rights with respect to the foregoing, necessary to conduct its business as now conducted without any known conflict with the patents, trademarks, service marks, trade names, copyrights, trade-style names and rights with respect to the foregoing, of any other Person, and each of such patents, trademarks, service marks, trade names, copyrights, trade-style names and rights with respect thereto, together with any pending applications therefor, are listed on Exhibit I hereto. Exhibit I sets forth all patents, trademarks, service marks, trade names, copyrights and trade-style names owned and used by the Borrower, the Parent and the Subsidiaries.

                  Section 3.12 Regulation U.

                           No part of the proceeds received by the Borrower from
the Loans will be used directly or indirectly for: (a) any purpose other than as set forth in Section 2.8 hereof, or (b) the purpose of purchasing or carrying, or for payment in full or in part of Indebtedness that was incurred for the purposes of purchasing or carrying, any 'margin stock', as such term is defined in 'ss'221.3 of Regulation U of the Board of Governors of the Federal Reserve System, 12 C.F.R., Chapter II, Part 221.

                  Section 3.13 Name Changes, Mergers, Acquisitions; Location of
                               Collateral.

                           (a) Except as set forth on Exhibit J hereto,  neither
the Borrower nor any other Loan Party that is granting Liens on its assets pursuant to any Security Document has within the six-year period immediately preceding the date of this Agreement changed its name, been the surviving entity of a merger or consolidation, or acquired all or substantially all of the assets of any Person.

                           (b)  Neither  the  Borrower  nor any other Loan Party
that is granting liens on its assets pursuant to any Security Document has granted liens (other than statutory liens) to any person other than the Banks on Collateral constituting personal property which Collateral has, at any time during the four-month period immediately preceding the date hereof, been located anywhere other than at its location on the date hereof.

                  Section 3.14 Full Disclosure.

                           None of the Financial  Statements,  the  Projections,
nor any certificate, opinion, or any other statement made or furnished in writing to the Agent or any Bank by or on behalf of the Borrower, the Parent, any of the Subsidiaries or any other Loan Party in connection with this Agreement or the transactions contemplated herein, contains any untrue statement of a material fact, or omits to state a material fact necessary in order to make the statements contained therein or herein not misleading, as of the date such statement was made. There is no fact known to the Borrower or the Parent that has, or would in the now foreseeable future have, a material adverse effect on the business, prospects or condition, financial or otherwise, of the Borrower, the Parent, any of the Subsidiaries and any other Loan Party, taken as a whole, which fact has not been set forth herein, in the Financial Statements, the Projections, or any certificate or other written statement so made or furnished to the Agent or the Banks other than any statement with respect to matters affecting the economy as a whole.

                  Section 3.15 Licenses and Approvals.

                           The Borrower, the Parent and each of the Subsidiaries
has all necessary licenses, permits and governmental authorizations, the absence of which would have a material adverse affect on the business, financial condition or operations of the Borrower, the Parent and the Subsidiaries, taken as a whole, including, without limitation, licenses, permits and authorizations relating to Environmental Matters, to own and operate its properties and to carry on its business as now conducted.

                  Section 3.16 Labor Disputes; Collective Bargaining Agreements;
                               Employee Grievances.

                           (a) All  collective  bargaining  agreements  or other
labor contracts covering the Borrower, the Parent or any Subsidiary are set forth on Exhibit K hereto; (b) except as set forth on Exhibit K, no such collective bargaining agreement or other labor contract will expire during the term of this Agreement; (c) to the best of the Borrower's knowledge, also set forth on Exhibit K are those locations where a union or other labor organization is seeking to organize, or to be recognized as bargaining representative for, a bargaining unit of employees of the Borrower, the Parent or any Subsidiary; (d) to the best of the Borrower's knowledge, there is no pending or threatened strike, work stoppage, material unfair labor practice claim or charge, arbitration or other material labor dispute against or affecting the Borrower, the Parent or any Subsidiary or their representative employees; (e) there has not been, during the five (5) year period prior to the date hereof, a strike, work stoppage, material unfair labor practice claim or charge, arbitration or other material labor dispute against or affecting the Borrower, the Parent or any Subsidiary or any of their representative employees, and (f) there are no actions, suits, charges, demands, claims, counterclaims or proceedings pending or, to the best of the Borrower's knowledge, threatened against the Borrower, the Parent or any of the Subsidiaries, by or on behalf of, or with, its employees, other than employee grievances arising in the ordinary course of business that are not, in the aggregate, material.

                  Section 3.17 Condition of Assets.

                           All of the assets and properties of the Borrower, the
Parent and the Subsidiaries, that are reasonably necessary for the operation of its business, are in good working condition, ordinary wear and tear excepted, and are able to serve the function for which they are currently being used.

                  Section 3.18 ERISA.

                           (a) Except as described in Exhibit L annexed  hereto,
neither the Borrower nor the Parent has, and neither of them has ever had, any Pension Plan in connection with which there could arise a direct or contingent liability of the Borrower to the PBGC, the Department of Labor or the IRS. Except as described in Exhibit L annexed hereto, neither the Parent nor the Borrower is a participating employer in: (i) any Pension Plan under which more than one employer makes contributions as described in Sections 4063 and 4064 of ERISA, or (ii) a multiemployer plan as defined in Section 4001(a)(3) of ERISA. With respect to any Multiemployer Plan, both the Borrower and the Parent have paid or accrued all contributions pursuant to the terms of the applicable collective bargaining agreement required to be paid or accrued by it; neither the Borrower nor the Parent has had a complete withdrawal under Section 4203 of ERISA or partial withdrawal under Section 4205 of ERISA; and neither the Borrower nor the Parent had any mass withdrawal liability.

                           (b)  Neither  the  Borrower  nor the  Parent  has any
contingent liability with respect to any post-retirement benefit under any Employee Benefit Plan, other than liability for health plan continuation coverage under Code Section 4980 B.

                           (c) Each Employee Benefit Plan complies, in both form
and operation, in all material respects, with its terms, ERISA and the Code including, without limitation, Code Section 4980 B and to the best of the Borrower's knowledge, no condition exists or event has occurred with respect to any plan which would result in the incurrence by Borrower and Parent of any material liability, fine, or penalty. Each Employee Benefit Plan and related trust agreement is legally valid and binding and in full force and effect to the extent not heretofore terminated. To the best of the Borrower's knowledge, no Employee Benefit Plan is being audited or investigated by any government agency or subject to any pending or threatened claim or suit. Neither the Borrower nor the Parent has engaged in any transaction which would subject it to liability under Section 4212(c) of ERISA.

                           (d)  Neither  the  Parent  nor the  Borrower  nor any
fiduciary of any Employee Benefit Plan has engaged in any prohibited transaction under Section 406 of ERISA which would have a material adverse effect on the business, operations or condition, financial or otherwise, of the Borrower or the Parent. The execution, delivery and carrying out of the terms of any agreement that is related to this transaction will not constitute a prohibited transaction under such Section.

                           (e)  There  are  no  agreements  which  will  provide
payments to any officer, employer, shareholder or highly compensated individual which will be 'parachute payments' under Section 280G of the Code that are nondeductible to any Loan Party and which will be subject to the tax under
Section 4999 of the Code for which any Loan Party would have a material withholding liability.

                           (f) All  references to the Borrower and the Parent in
this Section 3.18 or in any other Section of this Agreement relating to ERISA, shall be deemed to refer to the Borrower, the Parent and all other entities which are considered ERISA Affiliates.

                  Section 3.19 Account Representations and Warranties.

                           Except as specifically disclosed on Exhibit O annexed
hereto, with respect to all present and future Eligible Accounts included in the determination of the Borrowing Base:

                           (a) Each Account included in each such Borrowing Base
satisfies the definition of Eligible Accounts.

                           (b) No such  Account has been  assigned or pledged to
any other Person.

                           (c) To the best of the  Borrower's  knowledge,  there
are no facts, events, or occurrences that in any way impair the validity or enforcement of any such Account of the Borrower or tend to reduce the amount payable thereunder from the amount of the invoice value shown on any schedule of accounts or on any contracts, invoices, and statements delivered to the Agent with respect thereto.

                  Section 3.20 Borrowing Base Certificates.

                           The  information  set  forth in each  Borrowing  Base
Certificate is or will be on the date delivered true, complete and correct, and each Account included in each such Borrowing Base satisfies or will satisfy on the date of the applicable Borrowing Base Certificate the requirements for Eligible Accounts set forth in this Agreement, including without limitation the definitions applicable thereto.

                  Section 3.21 Accounts Receivable Aging Reports; Key Item
                               Reports.

                           The information set forth in each Accounts Receivable
Aging Report and Key Item Report is or will be on the date thereof true, complete and correct with respect to the subject matter thereof.

                  Section 3.22 Inventory Representations and Warranties.

                           Except as specifically disclosed on Exhibit O annexed
hereto, with respect to all present and future Eligible Inventory included in the determination of the Borrowing Base:

                                    (a) All Inventory is located on the premises
listed on the schedules attached to the Borrower Security Agreement or is Eligible Inventory in transit for sale in the ordinary course of business;

                                    (b) No  Inventory  is subject to any Lien or
security interest whatsoever, except for the Liens and security interests of the Agent and the Banks and those Liens or security interests set forth in Section
7.2 hereof; and

                                    (c)  Except  as  specified  in the  Borrower
Security Agreement or otherwise permitted by this Agreement, no Eligible Inventory is now stored or shall at any time hereafter be stored with a bailee, warehouseman, or similar party.

                  Section 3.23 Forfeiture Proceeding.

                           Neither the Borrower nor any of its  Subsidiaries  or
Affiliates is engaged in or proposes to be engaged in the conduct of any business or activity which could result in a Forfeiture Proceeding and no Forfeiture Proceeding against any of them is pending or threatened.

                  Section 3.24 Americans with Disabilities Act.

                           The Borrower,  the Parent and its Subsidiaries are in
compliance with all applicable provisions of the Americans with Disabilities Act (42 U.S.C. 'ss' 12101-12213) and the regulations issued thereunder.

         Article 4. Conditions.

                  Section 4.1 Conditions to Closing.

                           The obligation of the Collateral  Monitoring Agent to
make Loans, and the obligation of the Issuing Bank to issue or amend Trade L/Cs, Standby L/Cs, Acceptances, Steamship Guaranties and Airway Releases hereunder, in each case for the account of the Banks, shall be subject to the fulfillment (to the satisfaction of the Agent, the Collateral Monitoring Agent, the Issuing Bank and the Banks) of the following conditions precedent:

                           (a) The Borrower shall have executed and delivered to
each Bank its Fourth Substituted Note;

                           (b) The Borrower shall have executed and delivered an
Application with respect to each L/C, if any, requested by it;

                           (c) The Borrower shall have executed and delivered to
the Agent the Borrower Security Interest Confirmation;

                           (d) Each of the  Guarantors  shall have  executed and
delivered to the Agent its Guaranty Confirmation;

                           (e) Each Corporate  Guarantor  (except for Hong Kong,
Global and Tatabuana) shall have executed and delivered to the Agent its Guarantor Security Interest Confirmation;

                           (f) Each  Corporate  Guarantor  shall have  delivered
such UCC Financing Statements or Amendments as the Agent may require to effect the granting of the Liens provided for in this Agreement.

                           (g) Tatabuana shall have delivered its Guaranty;

                           (h) The Parent shall have  executed and  delivered to
the Agent: (i) the Parent Security Interest Confirmation, (ii) the New Assignment of Life Insurance, (iii) the Assignment of Tax Refunds, and (iv) the Stock Pledge Agreement and the stock certificates, stock powers and proxies required by the terms thereof;

                           (i) The  Borrower,  the Parent  and Siena  shall have
executed  and  delivered  to  the  Agent  their  Trademark   Security   Interest
Confirmation;

                           (j) Morris Goldfarb shall have executed and delivered
the Goldfarb Pledge Agreement;

                           (k) The Borrower  shall have  delivered  the Lock Box
Agreement;

                           (l) The Borrower  shall have delivered the Continuing
Agreement for Issuance of Steamship Guaranty and Airway Releases;

                           (m) The Borrower or the Parent  shall have  delivered
the original Policy of Key Man Life Insurance required by the terms of Section 6.8(c) hereof;

                           (n) The  Borrower  shall have  delivered  evidence of
insurance coverage on the Inventory and as otherwise required by the terms hereof, with endorsements showing the Agent as co-insured and loss payee, for the ratable benefit of the Banks, and an undertaking by the insurance company or companies to give the Agent not less than 30 days notice of any proposed cancellation or non- renewal;

                           (o) Each of:

                                 (i) Fulbright & Jaworski L.L.P., counsel to the
Borrower, the Parent, Siena, Manufacturing, Retail, Holdings, Sources and the Individual Guarantors; and

                                (ii) Robertson Double, counsel to Hong Kong; and

                               (iii) Daesung Accounting Firm, counsel to Global;

shall have delivered their opinion to, and in form and substance satisfactory to, the Agent and the Banks;

                           (p) The Agent shall have  received  true and complete
copies of the Financial Statements and the Projections, each certified as such in a certificate executed by the president, vice president, or chief financial officer of the Borrower;

                           (q) The  Agent  shall  have  received  copies  of the
following:

                                  (i) All of the consents, approvals and waivers
referred to on Exhibit C hereto (except only those which, as stated on Exhibit C, shall not be delivered) including, without limitation, all landlord waivers of distraint or similar instruments of waiver or subordination with respect to all leased locations where Collateral is located;

                                 (ii) A certificate  of the Secretary of each of
the Borrower, the Parent and the Subsidiaries certifying that since October 29, 1992 or the date of delivery of the respective certificates of incorporation to the Agent there have been no amendments, modifications or supplements to the certificates of incorporation of each of the Borrower, the Parent and the Subsidiaries;

                                (iii) A certificate  of the Secretary of each of
the Borrower, the Parent and the Subsidiaries certifying that since October 29, 1992 or the date of delivery of the respective by-laws to the Agent there have been no amendments, modifications or supplements to the by-laws of each of the Borrower, the Parent and the Subsidiaries;

                                 (iv)  All   corporate   action   taken  by  the
Borrower, the Parent, and the Subsidiaries to authorize the execution, delivery and performance of each of the Loan Documents to which it is a party and the transactions contemplated thereby, certified by their respective secretaries;

                                  (v) Good standing certificates as of dates not
more than twenty days prior to the date of the closing, with respect to each of Holdings, Sources, Retail and Manufacturing, from the Secretary of State of their respective states of incorporation and each state in which each of them is qualified to do business; and

                                 (vi) An incumbency  certificate  (with specimen
signatures) with respect to the Borrower, the Parent and the Subsidiaries;

                           (r) (i) The  Borrower  shall have  complied and shall
then be in compliance with all of the terms, covenants and conditions of this Agreement;

                               (ii) After  giving  effect to the  execution  and
delivery of this Agreement, there shall exist no Default or Event of Default hereunder; and

                              (iii) The representations and warranties contained
in Article 3 hereof shall be true and correct on the date hereof;

and the Agent shall have received a Compliance Certificate dated the date hereof certifying, inter alia, that the conditions set forth in this subsection 4.1(r) are satisfied on such date; and

                           (s) All legal matters incident to the initial closing
shall be satisfactory to counsel to the Agent and the Banks.

                  Section 4.2 Conditions to Subsequent Loans and Issuance of
                              L/Cs.

                           The obligation of the Collateral  Monitoring Agent to
make any Loan and the obligation of the Issuing Bank to issue or amend a Trade L/C, Standby L/C, Acceptance, Steamship Guaranty or Airway Release, in each case for the account of the Banks, subsequent to the date hereof shall be subject to the fulfillment (to the reasonable satisfaction of the Collateral Monitoring Agent, the Issuing Bank, the Agent and the Banks) of the following conditions precedent:

                           (a)  The  Collateral   Monitoring  Agent  shall  have
received a Borrowing Base Certificate of current date; and

                           (b) All legal  matters  incident to such  transaction
shall be reasonably satisfactory to counsel for, the Collateral Monitoring Agent, the Issuing Bank, the Agent and the Banks;

provided, however, that the Borrower hereby acknowledges to the Collateral Monitoring Agent, the Issuing Bank, the Agent and each of the Banks that the delivery by it of each Borrowing Notice and/or Application shall be deemed to be a certification, representation and warranty by the Borrower as of the date thereof of the truth of those statements which would be included in a Compliance Certificate dated such date.

                  Section 4.3 Post-Closing Obligations.

                           (a)  Within  45  days  following  the  date  of  this
Agreement the Borrower and the Parent shall deliver the following with respect to Tatabuana:

                                 (i) Copies of all organizational documents;

                                (ii)  evidence  of  good   standing   reasonably
satisfactory to the Agent; and

                               (iii) an opinion of counsel to  Tatabuana in form
and substance satisfactory to the Agent and the Banks, opining as to (among other things) the Guaranty delivered by Tatabuana having been duly authorized and delivered and enforceable in accordance with its terms.

                           (b)  Within  10  days  following  the  date  of  this
Agreement the Borrower and the Parent shall deliver to the Banks a letter specifying in reasonable detail the existing defaults with respect to the Indebtedness owing to the IDA and JDA (as defined on Exhibit C).

                           (c)  Within  60  days  following  the  date  of  this
Agreement the Borrower and the Parent shall deliver to the Agent a stock certificate for Global and the Agent is hereby authorized to enter the number of shares, certificate number and other appropriate information with respect to such stock certificate on the schedule to the Stock Pledge Agreement and to possess such certificate on behalf of the Banks as collateral security for the timely payment of the Obligations.

         Article 5. Delivery of Financial Reports,
                    Documents and Other Information.

                           While the Commitments are outstanding, and so long as
the Borrower is indebted to any Bank, the Agent, the Collateral Monitoring Agent or the Issuing Bank and until payment in full of the Loans and Acceptances and the termination or expiration of all the L/Cs, Steamship Guaranties and Airway Releases, and full and complete performance of all of its other obligations arising hereunder, the Borrower shall deliver to the Collateral Monitoring Agent and each Bank the following, subject to the provisions of Section 5.11 hereof:

                  Section 5.1 Annual Financial Statements.

                           (a) Annually, as soon as available,  but in any event
within ninety days after the last day of each of its fiscal years, a consolidated and consolidating balance sheet of the Parent and the Subsidiaries (including the Borrower) as at such last day of the fiscal year, and consolidated and consolidating statements of income and retained earnings and statements of cash flow of the Parent and the Subsidiaries (including the Borrower), for such fiscal year, each prepared in accordance with generally accepted accounting principles consistently applied, in reasonable detail, and, as to the consolidated statements of the Parent, certified without qualification by Grant, Thornton or another firm of independent certified public accountants reasonably satisfactory to the Agent and the Banks, and certified, as to the consolidating statements, by the chief financial officer of the Parent, as fairly presenting the financial position and the results of operations of the Parent and the Subsidiaries (including the Borrower) as at and for the year ending on its date and as having been prepared in accordance with generally accepted accounting principles.

                           (b)  Annually,  at the same time that the  statements
referred to in paragraph (a) of this Section 5.1 are delivered, personal financial statements of the Individual Guarantors as of the most recent calendar year-end, certified as true and correct by each Individual Guarantor as to his own statement.

                  Section 5.2 Semi-Annual Financial Statements; Quarterly
                              Financial Statements.

                           (a) As soon as  available,  but in any  event  within
forty-five days after the end of the Parent's semi-annual fiscal periods, a consolidating balance sheet of the Parent and the Subsidiaries (including the Borrower) as of the last day of such semi-annual period and consolidating statements of income and retained earnings and statements of cash flow, for such semi-annual period, and on a comparative basis figures for the corresponding period of the immediately preceding fiscal year, all in reasonable detail, each such statement (i) to provide a specific certification with respect to compliance with the financial covenants set forth in Section 6.9 of this Agreement and (ii) to be certified in a certificate of the president or chief financial officer of the Parent as accurately presenting the financial position and the results of operations of the Parent and the Subsidiaries (including the Borrower), as applicable, as at its date and for such semi-annual period and as having been prepared in accordance with generally accepted accounting principles consistently applied (subject to year-end audit adjustments).

                           (b) As soon as  available,  but in any  event  within
forty-five days after the end of the Parent's first three fiscal quarterly periods, a consolidating and consolidated balance sheet of the Parent and the Subsidiaries (including the Borrower) as of the last day of such quarter and a statement of income and retained earnings and consolidating and consolidated statements of income and retained earnings and statements of cash flow, for such quarter, and on a comparative basis figures for the corresponding period of the immediately preceding fiscal year, all in reasonable detail, each such statement
(i) to provide a specific certification with respect to compliance with the financial covenants set forth in Section 6.9 of this Agreement and (ii) to be certified in a certificate of the president or chief financial officer of the Parent as accurately presenting the financial position and the results of operations of the Parent and the Subsidiaries (including the Borrower), as at its date and for such quarter and as having been prepared in accordance with generally accepted accounting principles consistently applied (subject to year-end audit adjustments).

                  Section 5.3 Compliance Information.

                           Promptly after a written request therefor, such other
financial data or information evidencing compliance with the requirements of this Agreement, the Notes and the other Loan Documents, as any Bank may reasonably request from time to time.

                  Section 5.4 No Default Certificate.

                           At  the  same  time  as  it  delivers  the  financial
statements required under the provisions of Section 5.1 and 5.2 hereof, a certificate of the president or chief financial officer of the Borrower and the Parent, respectively, to the effect that no default hereunder and that no default under any other material agreement to which the Borrower, the Parent or any of the Subsidiaries is a party or by which it is bound, or by which, to the best knowledge of the Borrower, the Parent or any Subsidiary, any of its properties or assets, taken as a whole, may be materially affected, and no event which, with the giving of notice or the lapse of time, or both, would constitute such an Event of Default or default, exists, or, if such cannot be so certified, specifying in reasonable detail the exceptions, if any, to such statement. Such certificate shall be accompanied by a detailed calculation indicating compliance with the covenants contained in Sections 6.9, 7.13 and 7.14 hereof.

                  Section 5.5 Rental Obligations; Capitalized Lease Obligations.

                           Within 15 days after the end of each of the  Parent's
fiscal quarters, a certificate of the president or chief financial officer of the Parent setting forth the dollar amount of expenditures made by the Borrower, the Parent and its Subsidiaries in respect of rental obligations and Capitalized Lease Obligations for the fiscal period ending on such date and a calculation indicating that the Borrower, the Parent and its Subsidiaries are in compliance with the provisions of Sections 7.14 and 7.18 hereof.

                  Section 5.6 Accountants' Reports.

                           Promptly  upon receipt  thereof,  copies of all other
reports submitted to the Borrower or the Parent by its independent accountants in connection with any annual or interim audit or review of the books of the Borrower or the Parent made by such accountants, including, without limitation, accountant's management letters.

                  Section 5.7 Copies of Documents.

                           Promptly  upon their  becoming  available,  copies of
any: (i) financial statements, projections, non-routine reports, notices (other than routine correspondence), requests for waivers and proxy statements, in each case, delivered by the Borrower, the Parent or any of the Subsidiaries to any lending institution other than the Banks; (ii) correspondence or notices received by the Borrower or the Parent from any federal, state or local governmental authority that regulates the operations of the Borrower, the Parent or any of its Subsidiaries, relating to an actual or threatened change or development that would be materially adverse to the Borrower, the Parent or any Subsidiary, taken as a whole; (iii) registration statements and any amendments and supplements thereto, and any regular and periodic reports, if any, filed by the Borrower or the Parent or any of its Subsidiaries with any securities exchange or with the Securities and Exchange Commission or any governmental authority succeeding to any or all of the functions of the said Commission; (iv) letters of comment or correspondence sent to the Borrower or the Parent or any of the Subsidiaries by any such securities exchange or such Commission in relation to the Borrower or the Parent or any of the Subsidiaries and its affairs; (v) written reports submitted by the Borrower or the Parent or any of the Subsidiaries by its independent accountants in connection with any annual or interim audit of the books of the Borrower or the Parent or the Subsidiaries made by such accountants; (vi) proxy statements, notices and other correspondence delivered by the Parent to its shareholders; (vii) any appraisals received by the Borrower or the Parent or any of the Subsidiaries with respect to the properties or assets of the Borrower or the Parent or the Subsidiaries; and (viii) any other information reasonably requested by the Agent or any Bank.

                  Section 5.8 Notices of Defaults.

                           Promptly,  notice of the occurrence of any Default or
Event of Default, any event that after any necessary notice and/or cure period may become a Default or Event of Default under Section 8.4(b) or any event that would constitute or cause a material adverse change in the condition, financial or otherwise, or the operations of the Borrower or the Parent or any of the Subsidiaries, including, without limitation, a default or a cancellation under any lease of property where inventory is stored.

                  Section 5.9 ERISA Notices.

                           (a)  Concurrently  with such  filing,  a copy of each
Form 5500 that is filed with respect to each Pension Plan with the IRS; and

                           (b) Promptly,  upon their becoming available,  copies
of: (i) all correspondence with the PBGC, the Secretary of Labor or any representative of the IRS with respect to any Pension Plan, relating to an actual or threatened change or development that would be materially adverse to the Borrower or the Parent or any Subsidiary; (ii) copies of all actuarial valuations received by the Borrower or the Parent with respect to any Pension Plan; and (iii) copies of any notices of Plan termination filed by any Pension Plan Administrator (as those terms are used in ERISA) with the PBGC and of any notices from the PBGC to the Borrower or the Parent with respect to the intent of the PBGC to institute involuntary termination proceedings; and

                           (c)  Promptly  upon  receipt by the  Borrower  or the
Parent of any correspondence from a Multiemployer Plan with respect to withdrawal liability.

                  Section 5.10 Additional Information and Reports

                           To  the  Collateral  Monitoring  Agent  only,  unless
requested by any Bank with respect to a specific delivery or deliveries and then only for such specific delivery or deliveries so requested (except in the case of the reports identified in clauses (c)(ii), (c)(iii) and (e) below, which Borrower shall at all times deliver to each Bank),

                           (a) Daily, a Borrowing  Base  Certificate in the form
attached hereto as Exhibit P, with ineligible Accounts and ineligible Inventory in Item 6 of such Borrowing Base Certificate being recalculated on a weekly basis only at the time the reports identified in paragraph (b) below are delivered.

                           (b) Weekly,  with respect to each week ending  Friday
delivered by Wednesday of the following week:

                                 (i) an Accounts Receivable Aging Report;

                                (ii) an Available to Sell Report  designated  in
Dollars in the form attached hereto as Exhibit D-1;

                               (iii) an Available to Sell Report  designated  in
units of Inventory in the form attached hereto as Exhibit D-2;

                                (iv) an Inventory Analysis Report on LDP Cost vs
LCM Cost in the form attached hereto as Exhibit D-3;

                                 (v) a Gross Margin Report in form  satisfactory
to the Collateral Monitoring Agent and the Banks; and

                                (vi) an accounts  payable  aging  report in form
satisfactory to the Collateral Monitoring Agent and the Banks.

                           (c)  Monthly,  delivered  not more than  fifteen days
after the end of each calendar month;

                                 (i)  all  the  reports  identified  in  clauses
(b)(i) through (b)(iv) above, prepared on a monthly basis as to the preceding calendar month;

                                (ii) a key item report ('Key Item  Report'),  as
of the last day of the immediately preceding month with respect to the Borrower and each Guarantor in the form attached hereto as Exhibit D-3;

                               (iii) a statement with respect to compliance with
the financial covenants set forth in Section 6.9 of this Agreement (other than the covenant in subsection 6.9(a)); provided, however, that such statement only may be delivered not more than 22 days after the end of each calendar month;

                                (iv) a reconciliation between the general ledger
and the Accounts Receivable Aging Report and the month-end Borrowing Base Certificate; and

                                 (v)  such  other   information   regarding  the
business, affairs and condition of the Borrower, the Parent and the Subsidiaries as the Agent may from time to time reasonably request;

each of which shall be certified as true and correct by the president or the chief financial officer of the Borrower or the Parent, as the case may be.

                           (d) By no later  than  January  31,  1996,  financial
projections for the Parent's ensuing fiscal year.

                           (e)  As  and  when  issued,  copies  of  all  reports
prepared by the Consultant within ten days after receipt.

                  Section 5.11 Confidentiality of Information.

                           The  Agent,  the  Collateral  Monitoring  Agent,  the
Issuing Bank and the Banks acknowledge that any information provided to any of them pursuant to this Article 5 which is marked 'confidential' shall be delivered to the recipient with the understanding that, subject to the provisions of Section 10.13(e) hereof, the recipient will hold all such information with respect to the Parent confidential and that the Parent, as a company whose shares are publicly traded, is relying on such understanding in delivering that information; provided, however, that, notwithstanding the foregoing, each of the Agent, the Collateral Monitoring Agent, the Issuing Bank and the Banks may disclose or disseminate such information to: (a) its directors, officers, employees, agents, attorneys, accountants and other professional advisors who would ordinarily have access to such information in the normal course of the performance of their duties or services with the understanding that each of such individuals will use its best efforts to hold all such information confidential; and (b)
such third parties as it may, in its discretion, deem reasonably necessary or desirable in connection with or in response to (i) compliance with any law, ordinance or governmental order, regulation, rule, policy, subpoena, investigation or request, or (ii) any order, decree, judgment, subpoena, notice of discovery or similar ruling or pleading issued, filed, served or purported on its face to be issued, filed or served (x) by or under authority of any court, tribunal, arbitration board of any governmental agency, commission, authority, board or similar entity, or (y) in connection with any proceeding, case or matter pending (or on its face purported to be pending) before any court, tribunal, arbitration board or any governmental agency, commission, authority, board or similar entity. The Agent, the Collateral Monitoring Agent, the Issuing Bank and the Banks shall have no continuing obligations with respect to confidentiality of information following an Event of Default.

         Article 6.   Affirmative Covenants.

                           While the Commitments are outstanding and, so long as
the Borrower is indebted to the Banks, the Agent, the Collateral Monitoring Agent or the Issuing Bank and until payment in full of the Loans and Acceptances and the termination or expiration of all L/Cs, Steamship Guaranties and Airway Releases, and full and complete performance of all of its other obligations arising hereunder, the Borrower and the Parent shall and the Parent shall cause each Subsidiary to:

                  Section 6.1 Books and Records.

                           Keep  proper  books of record and account in a manner
reasonably satisfactory to the Agent and the Banks in which full, true and correct entries shall be made of all dealings or transactions in relation to its business and activities.

                  Section 6.2 Inspections and Field Examinations;
                              Annual Accounts Receivable.

                           Permit the Collateral  Monitoring Agent and the Banks
(in the case of the Banks, only when accompanying the Collateral Monitoring Agent) to make or cause to be made, inspections and field examinations of any books, records and papers of the Borrower, the Parent and each of the Subsidiaries and to make extracts therefrom and copies thereof, or to make inspections and examinations of any properties and facilities of the Borrower, the Parent and the Subsidiaries, on reasonable notice, at all such reasonable times and as often as the Agent and the Banks may reasonably require, in order to assure that each the Borrower and the Parent is and will be in compliance with its obligations under the Loan Documents or to evaluate the Banks' investment in the then Outstanding Obligations.

                  Section 6.3 Maintenance and Repairs.

                           Maintain  in good  repair,  working  order and condi-
tion, subject to normal wear and tear, all material properties and assets from time to time owned by it and used in or necessary for the operation of its business, and make all reasonable repairs, replacements, additions and improvements thereto.

                  Section 6.4 Continuance of Business.

                           (a) Do,  or  cause  to be done  at its  expense,  all
things reasonably necessary to preserve and keep in full force and effect its corporate existence and all permits, rights and privileges necessary for the proper conduct of its business, except where the failure to keep any of the foregoing in effect will not have a material adverse effect on the business of the Borrower, and continue generally to engage in the same line of business and comply in all material respects with all applicable laws, regulations and orders.

                           (b) Do,  or  cause  to be done  at its  expense,  all
things reasonably necessary to preserve and maintain all patents, trademarks, service marks, trade names, copyrights and trade-style names which are of material value to the operation of its business.


                  Section 6.5 Copies of Corporate Documents.

                           Subject to the prohibitions set forth in Section 7.12
hereof, promptly deliver to the Agent and each Bank copies of any amendments or modifications to the Borrower's, the Parent's and any Subsidiary's certificate of incorporation and by-laws, certified with respect to the certificate of incorporation by the Secretary of State of its state of incorporation and, with respect to the by-laws, by the secretary or assistant secretary of such corporation.

                  Section 6.6 Perform Obligations.

                           Pay  and  discharge  all  of  its   obligations   and
liabilities, including, without limitation, all taxes, assessments and governmental charges upon its income and properties when due, unless and to the extent only that such obligations, liabilities, taxes, assessments and governmental charges shall be contested in good faith and by appropriate proceedings and that, to the extent required by generally accepted accounting principles then in effect, proper and adequate book reserves relating thereto are established by the Borrower, or, as the case may be, by the Parent or the appropriate Subsidiary, and then only to the extent that a bond is filed in cases where the filing of a bond is necessary to avoid the creation of a Lien against any of its properties.

                  Section 6.7 Notice of Litigation.

                           Promptly notify the Agent and the Banks in writing of
any litigation, legal proceeding or dispute, other than disputes in the ordinary course of business or, whether or not in the ordinary course of business, involving amounts in excess of One Hundred Thousand ($100,000) Dollars, affecting the Borrower, the Parent or any Subsidiary whether or not fully covered by insurance, and regardless of the subject matter thereof (excluding, however, any actions relating to workers' compensation claims or negligence claims relating to use of motor vehicles, if fully covered by insurance, subject to deductibles).

                  Section 6.8 Insurance.

                           (a) (i) Maintain with responsible insurance companies
acceptable  to the  Agent  such  insurance  on such of its  properties,  in such amounts and against such risks as is customarily maintained by similar businesses similarly situated, naming the Agent as loss payee for the ratable benefit of the Banks; (ii) file with the Agent upon its request a detailed list of the insurance then in effect, stating the names of the insurance companies, the amounts and rates of the insurance, the dates of the expiration thereof and the properties and risks covered thereby; (iii) within ten days after notice in writing from the Agent, obtain such additional insurance as the Agent may reasonably request; and (iv) provide for endorsements or certifications (1) scheduling the coverage under such insurance, (2) identifying the Agent as 'loss payee' for the ratable benefit of the Banks, and (3) specifying that such insurance shall be non-cancellable unless not less than 30 days' notice is given to the Agent;

                           (b) Carry all insurance available through the PBGC or
any private insurance companies covering its obligations to the PBGC; and

                           (c)  (i)  Maintain  with  one  or  more   responsible
insurance companies acceptable to the Agent and the Banks, term life insurance on the life of Morris Goldfarb, in the amount of not less than $20,000,000 naming the Agent for the ratable benefit of the Banks as assignee of such insurance and (ii) file with the Agent upon its request a detailed list of the insurance on the life of Morris Goldfarb, then in effect, stating the names of the insurance companies, the amounts and rates of insurance and the expiration dates thereof.

                  Section 6.9 Financial Covenants.

                           (a) Have or maintain, with respect to the Parent on a
consolidated basis, EBITDA on a cumulative basis from the first day of each fiscal year through the date set forth below at not less than, or, in the case of a loss, not more than, the respective amounts set forth below opposite each such last day of the fiscal quarter:


         Date                                      EBITDA
         ----                                      ------
         April 30, 1995                        ($4,800,000)
         July 31, 1995                         ($1,100,000)
         October 31, 1995                       $6,250,000
         January 31, 1996                       $5,000,000
         April 30, 1996                        ($4,200,000)


                           (b) Have or maintain, with respect to the Parent on a
consolidated basis, Tangible Net Worth at all times during the periods set forth below at not less than the respective amounts set forth opposite each such date:


                                                Minimum  Tangible
         Date                                      Net  Worth
         ----                                   -----------------
         April 30, 1995-July 30, 1995              $26,000,000
         July 31, 1995-October 30, 1995            $27,500,000
         October 31, 1995-January 30, 1996         $31,000,000
         January 31, 1996-April 29, 1996           $30,000,000
         April 30, 1996-May 31, 1996               $27,000,000


                           (c) Reduce Loans and  Acceptances  Outstanding  to an
amount equal to or less than $5,000,000 for thirty consecutive days during the period from December 1, 1995, through February 28, 1996.

                           (d)  Maintain  Loans,   Standby  L/Cs,   Acceptances,
Steamship Guaranties and Airway Releases Outstanding at an amount not to exceed 80% of Eligible Accounts Receivable for 60 consecutive days during the period from November 1, 1995 through February 28, 1996.

                  Section 6.10 Notice of Certain Events.

                           (a)  Promptly  notify  the  Agent in  writing  of the
occurrence of any Reportable Event, as defined in Section 4043 of ERISA, with respect to a Pension Plan maintained by the Borrower or an ERISA Affiliate, if a notice of such Reportable Event is required under ERISA to be delivered to the PBGC within 30 days after the occurrence thereof, together with a description of such Reportable Event and a statement of the action the Borrower or the Parent, as the case may be, intends to take with respect thereto, together with a copy of the notice thereof given to the PBGC.

                           (b)  Promptly  notify  the  Agent in  writing  of the
receipt by the Borrower or the Parent of an assessment of withdrawal liability in connection with a complete or partial withdrawal with respect to any Multiemployer Plan and the statement of the action that the Loan Party or ERISA Affiliate intends to take with respect thereto.

                           (c)  Promptly  notify  the  Agent in  writing  if the
Borrower or the Parent or any other Loan Party receives: (i) any notice of any violation or administrative or judicial complaint or order having been filed or about to be filed against the Borrower or the Parent or such other Loan Party alleging violations of any Environmental Law and Regulation, or (ii) any notice from any governmental body or any other Person alleging that the Borrower or the Parent or such other Loan Party is or may be subject to any Environmental Liability; and promptly upon receipt thereof, provide the Agent with a copy of such notice together with a statement of the action the Borrower or the Parent or such other Loan Party intends to take with respect thereto.

                  Section 6.11 Comply with ERISA.

                           Comply with all applicable provisions of ERISA now or
hereafter in effect unless the failure to so comply will not have a material effect on the business of the Borrower or any ERISA Affiliate.

                  Section 6.12 Environmental Compliance.

                           Operate all property  owned or leased by it such that
no obligation, including a clean-up obligation, shall arise under any Environmental Law and Regulation, which obligation would constitute a Lien on any property of the Borrower or the Parent or any other Loan Party; provided, however, that in the event that any such claim is made or any such obligation arises, the Borrower, the Parent or such other Loan Party shall, at its own cost and expense, immediately satisfy such claim or obligation.

                  Section 6.13 Management Letter.

                           If  the  Borrower,   the  Parent  or  any  Subsidiary
receives a management letter with respect to the Borrower, the Parent or any Subsidiary prepared by Grant Thornton or another firm of independent certified public accountants, provide a copy of such management letter to the Banks within five days following receipt.

                  Section 6.14 Engagement of Consultant.

                           Engage  the Carl Marks  Consulting  Group,  Co.  (the
'Consultant') to monitor the implementation of (i) the recommendations set forth in the Consultant's report, dated January 1995, and (ii) the Borrower's proposed implementation schedule previously submitted to the Banks (it being understood and agreed that the Borrower does not intend to implement all of the recommendations made in the Consultant's report). The Borrower will provide to the Banks copies of all retainer agreements between the Borrower and the Consultant promptly following the execution thereof.

                  Section 6.15 Tax Refunds.

                           Instruct,  or otherwise  arrange  with,  the Internal
Revenue Service, state tax authorities and other relevant authorities for all tax refunds payable to the Parent, the Borrower or any Subsidiaries to be paid as a cash refund, rather than as applied as a credit against their current or future tax liabilities. The Parent, the Borrower and all Subsidiaries will apply for all available tax refunds within 60 days following the date hereof and will thereafter diligently prosecute such applications to conclusion.

         Article 7.   Negative Covenants.

                           So long as the  Borrower  is indebted to the Banks or
the Agent, and until payment in full of the Loans and Acceptances and the termination or expiration of all the L/Cs, and Steamship Guaranties and Airway Releases, and full and complete performance of all of its other obligations arising hereunder, the Borrower shall not and the Parent shall not and shall not permit any of its Subsidiaries to do, agree to do, or permit to be done, any of the following:

                  Section 7.1 Indebtedness.

                           Create,  incur,  permit to exist or have  outstanding
any Indebtedness, except:

                           (a) Indebtedness of the Borrower and Hong Kong to the
Banks, the Agent, the Collateral Monitoring Agent and the Issuing Bank and other Obligations under this Agreement;

                           (b)  Taxes,  assessments  and  governmental  charges,
non-interest bearing accounts payable and accrued liabilities, in any case not more than 90 days past due from the original due date thereof, and non-interest bearing deferred liabilities other than for borrowed money (e.g., deferred compensation and deferred taxes), in each case incurred and continuing in the ordinary course of business;

                           (c)  Indebtedness  secured by the security  interests
referred to in subsection 7.2(c) hereof and Capitalized Lease Obligations, in each case incurred only if, after giving effect thereto, the limit on Capital Expenditures set forth in Section 7.13 hereof would not be breached;

                           (d)  Indebtedness  of the  Borrower to the Banks with
respect to the Korean L/C and the Hanil L/C; and

                           (e) As set  forth on  Exhibit  L hereto  which  shall
include, without limitation, with respect to each such item of Indebtedness, its terms, maturity, conditions, the collateral security therefor and the use of the proceeds thereof.

                  Section 7.2 Liens.

                           Create, or assume or permit to exist, any Lien on any
of the properties or assets of the Borrower or the Parent or any of its Subsidiaries, whether now owned or hereafter acquired, except:

                           (a)  Those   created  and  granted  by  the  Security
Documents;

                           (b) Permitted Liens;

                           (c) Purchase money  mortgages or security  interests,
conditional sale arrangements and other similar security interests, on motor vehicles and equipment acquired by the Borrower or the Parent or any Subsidiary (hereinafter referred to individually as a 'Purchase Money Security Interest') with the proceeds of the Indebtedness referred to in subsection 7.1(c) hereof; provided, however, that:

                                  (i) The  transaction  in  which  any  Purchase
Money Security Interest is proposed to be created is not then prohibited by this Agreement;

                                 (ii) Any Purchase Money Security Interest shall
attach only to the property or asset acquired in such transaction and shall not extend to or cover any other assets or properties of the Borrower, the Parent, or, as the case may be, any Subsidiary; and

                                (iii) The Indebtedness secured or covered by any
Purchase Money Security Interest shall not exceed the lesser of the cost or fair market value of the property or asset acquired and shall not be renewed, extended or prepaid from the proceeds of any borrowing by the Borrower, the Parent or any Subsidiary;

                           (d) The  interests  of the  lessor  under  any  Capi-
talized Lease permitted hereunder; and

                           (e) As set forth on Exhibit E hereto.

                  Section 7.3 Guaranties.

                           Except  as set forth on  Exhibit  M  hereto,  assume,
endorse, be or become liable for, or guarantee, the obligations of any Person, except by the endorsement of negotiable instruments for deposit or collection in the ordinary course of business; provided, however,  that the  Parent may  guaranty  (i) the  obligations  of Siena and the
Borrower in respect of trade accounts payable, rental obligations and Capitalized Lease Obligations permitted to be incurred in accordance with the provisions of Sections 7.1(b), 7.18 and 7.14, respectively and (ii) up to $500,000 in the aggregate of the obligations of Hong Kong and Global permitted to be incurred in accordance with the terms of this Agreement. For the purposes hereof, the term 'guarantee' shall include any agreement, whether such agreement is on a contingency or otherwise, to purchase, repurchase or otherwise acquire Indebtedness of any other Person, or to purchase, sell or lease, as lessee or lessor, property or services, in any such case primarily for the purpose of enabling another person to make payment of Indebtedness, or to make any payment (whether as an advance, capital contribution, purchase of an equity interest or otherwise) to assure a minimum equity, asset base, working capital or other balance sheet or financial condition, in connection with the Indebtedness of another Person, or to supply funds to or in any manner invest in another Person in connection with such Person's Indebtedness.

                  Section 7.4 Mergers, Acquisitions; Liquidations.

                           (a) Merge or consolidate  with any Person (whether or
not the Borrower or the Parent or any Subsidiary is the surviving entity), or acquire all or substantially all of the assets or any of the capital stock of any Person; or

                           (b) Create any new Subsidiary or Affiliate.

                  Section 7.5 Redemptions; Distributions.

                           (a) Except in connection  with existing  stock option
plans of the Parent, purchase, redeem, retire or otherwise acquire, directly or indirectly, or make any sinking fund payments with respect to, any shares of any class of stock of the Borrower, the Parent or any Subsidiary now or hereafter outstanding or set apart any sum for any such purpose; or

                           (b)  Declare  or  pay  any   dividends  or  make  any
distribution of any kind on the Borrower's or the Parent's outstanding stock, or set aside any sum for any such purpose, except that the Borrower or the Parent may declare or pay any dividend payable solely in shares of its respective common stock; provided, however, that if any such issuance would result in the issuance of fractional shares, the Borrower or the Parent, as the case may be, may pay dividends in cash in the amount of such fractional shares to the holders thereof in lieu of issuing fractional shares to such holders provided that the amount of such cash dividends in the aggregate shall not exceed $10,000.

                  Section 7.6 Stock Issuance.

                           Issue any additional shares or any right or option to
acquire any shares, or any security convertible into any shares, of the capital stock of the Borrower or any Subsidiary, except in connection with stock dividends as permitted under subsection 7.5(b) hereof.

                  Section 7.7 Changes in Business.

                           Make any material change in the business conducted by
the Borrower, the Parent or its Subsidiaries, as the case may be, or in the nature of its operation, or liquidate or dissolve the Borrower, the Parent or its Subsidiaries (or suffer any liquidation or dissolution), or convey, sell, lease, assign, transfer or otherwise dispose of any of its property, assets or business except in the ordinary course of business and for a fair consideration or dispose of any shares of stock (except by the Parent) or any Indebtedness, whether now owned or hereafter acquired, or discount, sell, pledge, hypothecate or otherwise dispose of accounts receivable.

                  Section 7.8 Prepayments.

                           Make any  voluntary  or  optional  prepayment  of any
Indebtedness (other than Indebtedness hereunder to the Banks) for borrowed money incurred or permitted to exist under the terms of this Agreement.

                  Section 7.9 Investments.

                           Except as otherwise  permitted  under this Agreement,
make, or suffer to exist, any Investment in any Person, including, without limitation, any Subsidiary, any joint venture or any shareholder, director, officer or employee of the Borrower, the Parent or any of the Subsidiaries, except:

                           (a) Investments in:

                                  (i)  obligations  issued or  guaranteed by the
United States of America;

                                 (ii)  certificates  of deposit,  bankers accep-
tances and other 'money market instruments' issued by any bank or trust company organized under the laws of the United States of America or any State thereof and having capital and surplus in an aggregate amount of not less than $100,000,000;

                                (iii) open market  commercial  paper bearing the
highest credit rating issued by Standard & Poor's Corporation or by another nationally recognized credit rating agency;

                                 (iv)  repurchase  agreements  entered into with
any bank or trust company organized under the laws of the United States of America or any State thereof and having capital and surplus in an aggregate amount of not less than $100,000,000 relating to United States of America government obligations; and

                                  (v)  shares  of  'money  market  funds',  each
having net assets of not less than $100,000,000;

in each case maturing or being due or payable in full not more than 180 days after the Borrower's, the Parent's or any Subsidiary's acquisition thereof;

                           (b)  Investments in the form of loans to employees of
the Borrower, the Parent or any Subsidiary, provided that the outstanding principal amount of all such loans to any one employee shall at no time exceed $50,000 and that the aggregate outstanding principal amount of all such loans shall at no time exceed $100,000;

                           (c)  Investments by (i) the Borrower or the Parent in
any Subsidiary and by the Parent or any Subsidiary in the Borrower as in effect on the date hereof and as set forth on Exhibit D-1 and (ii) an advance or advances to Holdings which shall not exceed $500,000 in the aggregate and which shall in each case be evidenced by a note repayable no later than January 31, 1996; and

                           (d) Investments in any factories,  ventures or retail
stores as in effect on the date hereof as set forth on Schedule 7.9 hereof.

                  Section 7.10 Fiscal Year.

                           Change its fiscal year.

                  Section 7.11 ERISA Obligations.

                           (a)  Be  or   become   obligated   (after   a   final
determination) to the PBGC in excess of $50,000 other than in respect of annual premium payments;

                           (b)  Be  or   become   obligated   (after   a   final
determination) to the IRS in excess of $50,000 with respect to excise or other penalty taxes provided for in Section 4975 of the Code;

                           (c) Incur a complete withdrawal or partial withdrawal
with respect to any Multiemployer Plan if such withdrawal would result in a material adverse change in the business, operations or condition, financial or otherwise, of the Borrower, the Parent or its Subsidiaries; or

                           (d) Fail to make any  contribution  or payment to any
Multiemployer Plan which the Borrower or the Parent is required to make under any agreement relating to such Multiemployer Plan, or any law pertaining thereto if such failure would result in a material adverse change in the business, operations or condition, financial or otherwise, of the Borrower, the Parent or its Subsidiaries.

                  Section 7.12 Amendments of Documents.

                           Modify, amend,  supplement or terminate,  or agree to
modify, amend, supplement or terminate, its certificate of incorporation or by-laws.

                  Section 7.13 Capital Expenditures.

                           Make  or be  or  become  obligated  to  make  Capital
Expenditures in an amount in excess of $800,000 (net of reimbursements by landlords up to $250,000) in the aggregate for the Parent, Borrower and the Subsidiaries, during the period commencing on the date hereof and ending on May 31, 1996.

                  Section 7.14 Capitalized Lease Obligations.

                           Become  obligated to make  expenditures in respect of
Capitalized Lease Obligations in excess of the amount outstanding on the date hereof with respect to Capitalized Lease Obligations plus (a) aggregate annual payments of $200,000 for expenditures in respect of Capitalized Lease Obligations with respect to all Leases entered into during the period from the date of this Agreement through January 31, 1996, and (b) aggregate annual payments of $80,000 for expenditures in respect of Capitalized Lease Obligations with respect to all Leases entered into during the period from February 1, 1996 through May 31, 1996, provided, however, that the amounts permitted in (a) and
(b) above shall apply only to Leases relating to Capital Expenditures permitted under Section 7.13.

                  Section 7.15 Management Fees.

                           Pay, or be or become  obligated  to pay,  any Manage-
ment Fees to any Person, or any interest on any deferred obligation therefor, including, without limitation, to any shareholder, director, officer or employee of the Borrower other than in usual and customary amounts with respect to the services rendered or management supervision provided.

                  Section 7.16 Transactions with Affiliates.

                           Except  as  expressly  permitted  by this  Agreement,
directly or indirectly: (a) make any Investment in an Affiliate; (b) transfer, sell, lease, assign or otherwise dispose of any assets to an Affiliate; (c) merge into or consolidate with or purchase or acquire assets from an Affiliate; (d) enter into any other transaction directly or indirectly with or for the benefit of any Affiliate (including, without limitation, guarantees and assumptions of obligations of an Affiliate); or (e) enter into any agreement providing for above-market prices for goods or services to or from an Affiliate; provided, however, that: (i) payments on Investments expressly permitted by Section 7.9 hereof may be made, (ii) any Affiliate who is a natural person may serve as an employee or director of the Borrower or any Subsidiary and receive reasonable compensation for his services in such capacity, and (iii) the Borrower, the Parent or any Subsidiary may enter into any transaction with an Affiliate providing for the leasing of property, the rendering or receipt of services or the purchase or sale of product, inventory and other assets in the ordinary course of business if the monetary or business consideration arising therefrom would be substantially as advantageous to the Borrower, the Parent or a Subsidiary as the monetary or business consideration that it would obtain in a comparable arm's length transaction with a Person not an Affiliate.

                  Section 7.17 Activities Leading to Forfeiture Proceeding.

                           Neither the Borrower nor any of its  Subsidiaries  or
Affiliates shall engage in or propose to be engaged in the conduct of any business or activity which could result in a Forfeiture Proceeding.

                  Section 7.18 Rental Obligations.

                           Enter into any Lease (other than  Capitalized  Leases
that are governed by Section 7.14 hereof), other than Leases which require the Borrower, the Parent or any Subsidiary to pay in the aggregate not in excess of $150,000; provided, however, that such limitation shall not apply to the portion of any lease payment due which is determined as a percentage of the revenues of the applicable retail store of the Borrower, the Parent or any Subsidiary.

                  Section 7.19 Retail Store.

                           Open any  additional  retail stores during the period
from the date hereof through May 31, 1996; provided, however, that the Borrower may open seasonal, outlet-type stores so long as (i) not more than six such stores are open at any time, (ii) the occupancy of each such store shall not exceed five months, (iii) the Borrower shall not make any capital expenditures in connection with such stores, and (iv) rent payable to the lessors of such stores shall be determined on a 'percentage of sales' basis only (i.e., no fixed minimum rent) and the Borrower shall not guarantee to the lessor any minimum sales.

                  Section 7.20 License Agreements.

                           Enter  into  any  licensing   agreement  which  would
prohibit or limit the Agent's exercise of rights to liquidate Collateral.

         Article 8. Events of Default.

                           If any one or more of the following  events  ('Events
of Default') shall occur and be continuing, the Commitments shall terminate and the entire unpaid balance of the principal of and interest on the Notes outstanding and all other Obligations and Indebtedness of the Borrower to the Banks and the Agent arising hereunder and under the other Loan Documents, shall immediately become due and payable upon written notice to that effect given to the Borrower by the Agent (except that in the case of the occurrence of any Event of Default described in Section 8.6 no such notice shall be required), without presentment or demand for payment, notice of non-payment, protest or further notice or demand of any kind, all of which are expressly waived by the
Borrower:

                  Section 8.1 Payments.

                           Failure by the  Borrower  to (i) make any  payment or
mandatory prepayment of principal or interest upon any Note when due, (ii) make any payment of any Fee when due, (iii) make any payment arising under any Application, L/C, Acceptance, Steamship Guarantee or Airway Release, or (iv) make any required payment under Section 2.7, 2.17, 2.18 and 10.1 of this Agreement; or

                  Section 8.2 Certain Covenants.

                           Failure to perform or observe  any of the  agreements
of the  Borrower,  the Parent or any  Subsidiary  contained  in  Section  6.9 or
Article 7 hereof; or

                  Section 8.3 Other Covenants.

                           (a) Failure by the Borrower to perform or observe any
other term, condition or covenant of this Agreement or of any of the other Loan Documents to which it is a party, which shall remain unremedied for a period of 15 days after the earlier of (i) when the Borrower becomes aware of such failure and (ii) notice thereof shall have been given to the Borrower by the Agent; or

                           (b) Failure by any Loan Party other than the Borrower
to perform or observe any term, condition or covenant of any of the Loan Documents to which it or he is a party, which shall remain unremedied for a period of 15 days after the earlier of (i) when such Loan Party becomes aware of such failure and (ii) notice thereof shall have been given to the Borrower by the Agent; or

                  Section 8.4 Other Defaults.

                           (a) Other  than the  defaults  set forth on Exhibit G
hereto, failure to perform or observe any term, condition or covenant of any bond, note, debenture, loan agreement, indenture, guaranty, trust agreement, mortgage or similar instrument to which the Borrower, the Parent or any Subsidiary is a party or by which it is bound, or by which any of its properties or assets may be affected (a 'Debt Instrument'), so that, as a result of any such failure to perform, the Indebtedness included therein or secured or covered thereby may be declared due and payable prior to the date on which such Indebtedness would otherwise become due and payable; or

                           (b) Any event or  condition  referred  to in any Debt
Instrument shall occur or fail to occur, so that, as a result thereof, the Indebtedness included therein or secured or covered thereby may be declared due and payable prior to the date on which such Indebtedness would otherwise become due and payable; or

                           (c)  Failure  to pay any  Indebtedness  for  borrowed
money due at final maturity or pursuant to demand under any Debt Instrument;

provided, however, that if any creditor or beneficiary under any bond, note, debenture, loan agreement, indenture, guaranty, trust agreement, mortgage or similar instrument shall assert a default (including, without limitation, those set forth on Exhibit G hereto) and shall either (i) declare due and payable the Indebtedness evidenced or secured thereby or (ii) shall commence the exercise of remedies on the basis of such default, such declaration or exercise shall constitute an Event of Default hereunder, upon the happening of which the Banks may take action notwithstanding Section 10.15 hereof; and provided, further, that the provisions of this Section 8.4 shall not be applicable to any Debt Instrument that on the date this Section 8.4 would otherwise be applicable thereto, relates to or evidences Indebtedness in a principal amount of less than $50,000; or

                  Section 8.5 Representations and Warranties.

                           Any representation or warranty made in writing to the
Banks or the Agent in any of the Loan Documents or in connection with the making of the Loans or the issuance of any L/Cs, Acceptances, Steamship Guaranties or Airway Releases, or any certificate, statement or report made or delivered in compliance with this Agreement, shall have been false or misleading in any material respect when made or delivered or deemed made or deemed delivered; or

                  Section 8.6 Bankruptcy.

                           (a) The Borrower,  the Parent or any Subsidiary shall
make an assignment for the benefit of creditors, file a petition in bankruptcy, be adjudicated insolvent, petition or apply to any tribunal for the appointment of a receiver, custodian, or any trustee for it or him or a substantial part of its or his assets, or shall commence any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect, or the Borrower, the Parent or any Subsidiary shall take any corporate action to authorize any of the foregoing actions; or there shall have been filed any such petition or application, or any such proceeding shall have been commenced against it or him, that remains unstayed or undismissed for a period of sixty days or more; or any order for relief shall be entered in any such proceeding; or the Borrower, the Parent or any Subsidiary by any act or omission shall indicate its or his consent to, approval of or acquiescence in any such petition, application or proceeding or the appointment of a custodian, receiver or any trustee for it or him or any substantial part of any of its or his properties, or shall suffer any custodianship, receivership or trusteeship to continue unstayed or undischarged for a period of sixty days or more; or

                           (b) The Borrower,  the Parent or any Subsidiary shall
generally not pay its or his debts as such debts become due; or

                           (c) The Borrower,  the Parent or any Subsidiary shall
have concealed, removed, or permitted to be concealed or removed, any part of its or his property, with intent to hinder, delay or defraud its or his creditors or any of them or made or suffered a transfer of any of its or his property that may be fraudulent under any bankruptcy, fraudulent conveyance or similar law; or shall have made any transfer of its or his property to or for the benefit of a creditor at a time when other creditors similarly situated have not been paid; or shall have suffered or permitted, while insolvent, any creditor to obtain a Lien upon any of its or his property through legal proceedings or distraint that is not stayed or vacated within sixty days from the date thereof; or

                  Section 8.7 Judgments.

                           Any judgment against the Borrower,  the Parent or any
Subsidiary or any attachment, levy or execution against any of its properties for any amount in excess of $200,000 in respect of any judgment after deducting from such judgment the amount of any insurance proceeds payable to the judgment debtor with respect thereto, shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of thirty days or more; or

                  Section 8.8 ERISA.

                           (a) The  institution by the PBGC of  proceedings  for
the involuntary termination of any Pension Plan by reason of, or that could result in, an 'accumulated funding deficiency' under Section 412 of the Code which would have a material adverse effect on the business, operations or condition, financial or otherwise, of the Borrower, the Parent or its Subsidiaries; or

                           (b)  Failure  by the  Borrower  or the Parent to make
required contributions, in accordance with the applicable provisions of ERISA, to each of the Employee Benefit Plans or Plans hereafter established or assumed by it including any Plan which is a Multiemployer Plan, if such failure would result in the imposition of a Lien, which would have a material adverse effect on the business, financial condition or properties of the Borrower, the Parent and its Subsidiaries, on the assets of the Borrower or the Parent or an ERISA Affiliate or would otherwise have a material adverse effect on the business, financial condition or properties of the Borrower, the Parent and the Subsidiaries, taken as a whole; or

                  Section 8.9 Ownership of Stock.

                           Morris  and/or Aron Goldfarb (or, in the event of the
death of either of them, his estate, legal representative or heirs) shall at any time own, beneficially and of record, less than 33 1/3% in the aggregate of all of the issued and outstanding shares of capital stock of the Parent having ordinary voting rights for the election of directors; or

                  Section 8.10 Management.

                           Morris   Goldfarb   shall   cease   for  any   reason
whatsoever, including, without limitation, death or disability (as such disability shall be determined in the sole and absolute judgment of the Majority Banks) to be and continuously perform the duties of chief executive officer of the Borrower or, if such cessation shall occur as a result of the death or such disability, no successor satisfactory to the Agent and the Banks, in their sole discretion, shall have become and shall have commenced to perform the duties of chief executive officer of the Borrower within thirty (30) days after such cessation; provided, however, that if any satisfactory successor or interim management shall have been so elected and shall have commenced performance of such duties within such period, the name of such successor or successors shall be deemed to have been inserted in place of Morris Goldfarb in this Section 8.10; or

                  Section 8.11 Liens.

                           Any of the Liens created and granted to the Agent for
the ratable benefit of the Banks under the Security Documents shall fail to be valid, first, perfected Liens, subject to no prior or equal Lien, except as permitted by Section 7.2 hereof; or

                  Section 8.12 Amount of Obligations.

                           On the last day of any month, the Obligations  exceed
the Borrowing Base whether or not such excess is repaid pursuant to subsection 2.7(c) hereof at any time; or

                  Section 8.13 Forfeiture Proceedings.

                           Any Forfeiture  Proceeding  shall have been commenced
or the Borrower shall have given any Bank written notice of the commencement of any Forfeiture Proceeding as provided in Section 5.11 or any Bank has a good faith basis to believe that a Forfeiture Proceeding has been threatened or commenced.

                  Section 8.14 Material Adverse Change.

                           There shall have occurred a material  adverse  change
in the financial condition or business prospects of the Borrower, the Parent and the Subsidiaries, taken as a whole, since the date of this Agreement.

         Article 9. Agency Provisions.

                  Section 9.1 Appointment, Powers and Immunities.

                           Each Bank hereby irrevocably  appoints and authorizes
each of the Collateral Monitoring Agent, the Issuing Bank and the Agent to act as its agent hereunder, under the Security Documents and the other Loan Documents with such powers as are specifically delegated to such parties, respectively, by the terms of this Agreement, the Security Documents and the other Loan Documents together with such other powers as are reasonably incidental thereto. Each of the Collateral Monitoring Agent, the Issuing Bank and the Agent shall have no duties or responsibilities except those expressly set forth in this Agreement, the Security Documents and the other Loan Documents and shall be a trustee for any Bank. None of the Collateral Monitoring Agent, the Issuing Bank or the Agent shall be responsible to the Banks for any recitals, statements, representations or warranties contained in this Agreement, the Security Documents, or the other Loan Documents, in any Application, certificate or other document referred to or provided for in, or received by any of them under, this Agreement, the Security Documents or the other Loan Documents, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement, the Security Documents or the other Loan

Documents or any other document referred to or provided for herein or therein or for the collectibility of the Loans or for the validity, effectiveness or value of any interest or security covered by the Security Documents or for the value of any Collateral or for the validity or effectiveness of any assignment, mortgage, pledge, security agreement, financing statement, document or instrument, or for the filing, recording, re-filing, continuing or re-recording of any thereof or for any failure by the Borrower or any of the other Loan Parties to perform any of its obligations hereunder or under the other Loan Documents. Each of the Collateral Monitoring Agent, the Issuing Bank and the Agent may employ agents and attorneys-in-fact and shall not be answerable, except as to money or securities received by it or its authorized agents, for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. None of the Collateral Monitoring Agent, the Issuing Bank or the Agent nor any of their directors, officers, employees or agents shall be liable or responsible for any action taken or omitted to be taken by it or them hereunder, under the Security Documents or the other Loan Documents or in connection herewith or therewith, except for its or their own gross negligence or willful misconduct.

                  Section 9.2 Reliance.

                           Each of the Collateral  Monitoring Agent, the Issuing
Bank and the Agent shall be entitled to rely upon any certification, notice or other communication (including any thereof by telephone, telex, telegram or cable) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper person or persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by them. As to any matters not expressly provided for by this Agreement, the Security Documents or the other Loan Documents, each of the Collateral Monitoring Agent, the Issuing Bank or the Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder, under the Security Documents or the other Loan Documents in accordance with instructions signed by the Majority Banks, and such instructions of the Majority Banks and any action taken or failure to act pursuant thereto shall be binding on all of the Banks.

                  Section 9.3 Events of Default.

                           Neither the Collateral  Monitoring Agent or the Agent
shall be deemed to have knowledge of the occurrence of a Default unless the such party has received notice from a Bank or the Borrower specifying such Default and stating that such notice is a 'Notice of Default'. In the event that either the Agent or the Collateral Monitoring Agent receives such a notice of the occurrence of a Default, the Agent or the Collateral Monitoring shall promptly give notice thereof to the Banks. The Agent shall

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



(subject to Section 9.7 hereof) take such action with respect to such Default as shall be directed by the Majority Banks.

                  Section 9.4 Rights as a Bank.

                           Each of the Collateral  Monitoring Agent, the Issuing
Bank and the Agent in its capacity as a Bank hereunder, shall have the same rights and powers hereunder as any other Bank and may exercise the same as though it were not acting as an agent hereunder, and the term 'Bank' or 'Banks' shall, unless the context otherwise indicates, include each of the Collateral Monitoring Agent, the Issuing Bank and the Agent in its individual capacity. Each of the Collateral Monitoring Agent, the Issuing Bank and Agent and their Affiliates may (without having to account therefor to any Bank) accept deposits from, lend money to and generally engage in any kind of banking, trust or other business with the Borrower or its Affiliates, as if it were not acting as an agent of the Banks hereunder, and may accept fees and other consideration from the Borrower or its Affiliates, for services in connection with this Agreement, the Security Documents or any of the other Loan Documents or otherwise without having to account for the same to the Banks.

                  Section 9.5 Indemnification.

                           The  Banks  shall  indemnify  each of the  Collateral
Monitoring Agent, the Issuing Bank and the Agent (to the extent not reimbursed by the Borrower under Sections 10.1 and 10.2 hereof), ratably in accordance with their respective Commitments, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever that may be imposed on, incurred by or asserted against any of the Collateral Monitoring Agent, the Issuing Bank or the Agent in any way relating to or arising out of this Agreement, the Security Documents or any of the other Loan Documents or any other documents contemplated by or referred to herein or therein or the transactions contemplated by or referred to herein or therein or the transactions contemplated hereby and thereby (including, without limitation, the costs and expenses that the Borrower is obligated to pay under Sections 10.1 and 10.2 hereof, but excluding, unless a default has occurred and is continuing, normal administrative costs and expenses incident to the performance of their agency duties hereunder or under the Security Documents) or the enforcement of any of the terms hereof or of the Security Documents, or of any such other documents, provided that no Bank shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the party to be indemnified.

                  Section 9.6 Non-Reliance.

                           Each  Bank  agrees  that  it has,  independently  and
without reliance on the Collateral Monitoring Agent, the Issuing Bank or the Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Borrower and decision to enter into this Agreement and that it will, independently and without reliance upon the Collateral Monitoring Agent, the Issuing Bank or the Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement, the Security Documents or the other Loan Documents. None of the Collateral Monitoring Agent, the Issuing Bank or the Agent shall be required to keep itself informed as to the performance or observance by the Borrower of this Agreement, the Security Documents or the other Loan Documents or any other document referred to or provided for herein or therein or to inspect the properties or books of the Borrower. Except for notices, reports and other documents and information expressly required to be furnished to the Banks by the Collateral Monitoring Agent, the Issuing Bank or the Agent hereunder or under the Security Documents, or the other Loan
Documents, none of the Collateral Monitoring Agent, the Issuing Bank or the Agent shall have any duty or responsibility to provide any Bank with any credit or other information concerning the affairs, financial condition or business of the Borrower, that may come into the possession of the Collateral Monitoring Agent, the Issuing Bank or the Agent or any of its Affiliates.

                  Section 9.7 Failure to Act.

                           Except  for   action   expressly   required   of  the
Collateral Monitoring Agent, the Issuing Bank or the Agent hereunder, or under the Security Documents, each of the Collateral Monitoring Agent, the Issuing Bank or the Agent shall in all cases be fully justified in failing or refusing to act hereunder or thereunder unless it shall be indemnified to its satisfaction by the Banks against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action.

                  Section 9.8 Resignation or Removal.

                           Subject  to  the  appointment  and  acceptance  of  a
successor as provided below, each of the Collateral Monitoring Agent, the Issuing Bank or the Agent (i) may resign at any time by giving not less than 10 days' prior written notice thereof to the Banks and the Borrower and (ii) may be removed at any time with or without cause by the Majority Banks. Upon any such resignation or removal, the Majority Banks shall have the right to appoint a successor. If no successor Collateral Monitoring Agent, Issuing

Bank or Agent shall have been so appointed by the Majority Banks and shall have accepted such appointment within 30 days after the retiring party's giving of notice of resignation or the Majority Banks' removal of the retiring party, then the retiring Collateral Monitoring Agent, the Issuing Bank or Agent, as the case may be, may, on behalf of the Banks, after consultation with the Borrower, appoint a successor which shall be one of the Banks. Upon the acceptance of any appointment as successor hereunder or under the Security Documents, such successor Collateral Monitoring Agent, Issuing Bank or Agent, as the case may be, shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring party, and the retiring party shall be discharged from its duties and obligations hereunder and under the Security
Documents. After any retiring party's resignation or removal hereunder as Collateral Monitoring Agent, Issuing Bank or Agent, as the case may be, the provisions of this Article 9 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Collateral Monitoring Agent, the Issuing Bank or Agent hereunder.

                  Section 9.9 Sharing of Collateral and Payments.

                           Upon or following any  acceleration  by the Agent and
the Banks of the Obligations, and following the purchase by each Bank of its proportional share of the Obligations pursuant to subsection 2.16(b) hereof, in the event that any Bank shall obtain payment in respect of any such Obligation, or interest thereon, or receive any Collateral or proceeds thereof with respect to any such Obligation, whether voluntarily or involuntarily, and whether through the exercise of a right of banker's lien, set-off or counterclaim against the Borrower or any other Loan Party or otherwise, in a greater proportion than any such payment obtained by any other Bank in respect of the aggregate amount of the corresponding Obligation held by such Bank, then the Bank so receiving such greater proportionate payment or such greater proportionate amount of Collateral, shall purchase for cash from the other Bank or Banks such portion of each such other Bank's or Banks' Loan, or shall provide the other Banks with the benefits of any such Collateral, or the proceeds thereof, as shall be necessary to cause such Bank receiving the proportionate overpayment to share the excess payment or benefits of such Collateral or proceeds ratably with each Bank. For the purposes of this Section, payments on Obligations received by each Bank and receipt of Collateral by each Bank shall be in the same proportion as the proportion of: (A) the Obligations owing to such Bank in respect of the Obligations held by such Bank to (B) the Obligations owing to all of the Banks in respect of all of the Obligations; provided, however, that, with respect to the foregoing, if all or any portion of such excess payment or benefits is thereafter recovered from the Bank that received the proportionate overpayment, such purchase of Obligations or payment of benefits, as the case may be, shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest.

                  Section 9.10 Additional Provisions as to the
                               Collateral Monitoring Agent

                           (a) The Collateral Monitoring Agent shall prepare and
submit to the Banks, monthly on or before the 20th day of the following month, reports as to:

                                 (i) a  summary  of  projected  Availability  vs
actual Availability;

                                (ii) an accounts receivable aging analysis;

                               (iii)  an   accounts   receivable   concentration
summary;

                                (iv) ineligible  calculations  for both Accounts
and Inventory; and

                                 (v) accounts receivable  statistics  (including
sales, turnover and dilution) on both a monthly and cumulative basis.

                           (b) Whenever the Collateral Monitoring Agent conducts
a field examination, the Collateral Monitoring Agent will deliver to the Banks a report prepared by the Collateral Monitoring Agent as to the results of such field examination as promptly as possible, but in any event no later than 30 days following the Collateral Monitoring Agent's receipt of the field examination reports. The Collateral Monitoring Agent agrees to conduct such field examinations at least once during each fiscal quarter during the term of this Agreement. Upon reasonable advance request of the Collateral Monitoring Agent, the Banks shall have the right to examine at the Collateral Monitoring Agent's offices, or to request copies (prepared at the requesting Bank's cost) of, all field reports, resulting correspondence with the Borrower and other work product relating to such field examination. The Collateral Monitoring Agent agrees to respond to, and to refer to the Borrower when appropriate and then to respond to, reasonable inquiries made by the Banks arising with respect to field examinations or reports.

                           (c)  The  Collateral  Monitoring  Agent  may  include
Inventory labeled as 'Season X' in Eligible Inventory if the Borrower establishes to the satisfaction of the Collateral Monitoring Agent that existing orders for such Inventory exceed such Inventory currently on hand; provided, however, that prior to including such Inventory in Eligible Inventory (x) the Collateral Monitoring Agent has given the Banks at least 24 hours notice that the Agent intends to include such Inventory in Eligible Inventory, and (y) the Collateral Monitoring Agent has not been notified of objections by the Majority Banks to the inclusion of such Inventory in Eligible Inventory within the 24-hour period following the giving of such notice.

                           (d)  Without  limiting  the  generality  of any other
provision hereof, the Collateral Monitoring Agent shall specifically not have authority to:

                                 (i)  increase or decrease  the  percentages  of
Eligible Accounts or Eligible Inventory to be included in the Borrowing Base, other than by adjustment of the reserves provided for in the definition of 'Borrowing Base'; provided, however, that the Collateral Monitoring Agent may establish additional reserves if (x) the Collateral Monitoring Agent has given the Banks at least 24 hours notice that the Agent intends to establish such additional reserves and (y) the Collateral Monitoring Agent has not been notified of objections by the Majority Banks to the establishing of such additional reserves within the 24-hour period following the giving of such notice; and provided, further, that once an additional reserve has been established the Collateral Monitoring Agent may adjust that reserve in its discretion.

                                (ii) release Collateral; or

                               (iii) waive any  violation or default  under this
Agreement, the Security Documents, the Loan Documents or otherwise on behalf of the Banks.

         Article 10. Miscellaneous Provisions.

                  Section 10.1 Fees and Expenses; Indemnity.

                           The  Borrower  will  promptly  pay all  costs  of the
Collateral Monitoring Agent, the Issuing Bank, the Agent and each of the Banks in preparing the Loan Documents and all costs and expenses of the Collateral Monitoring Agent and the Banks of the issuance of the Notes, L/Cs, Applications, Acceptances, Steamship Guaranties and Airway Releases and of the Borrower's and the other Loan Parties' performance of and compliance with all agreements and conditions contained herein on its part to be performed or complied with
(including, without limitation, all costs of filing or recording any assignments, mortgages, financing statements and other documents except any such costs incurred in connection with an assignment or participation pursuant to
Section 10.13 hereof), and the reasonable fees and expenses and disbursements of counsel to the Collateral Monitoring Agent the Issuing Bank, the Agent and the Banks in connection with the preparation, execution and delivery, administration, interpretation and enforcement of this Agreement, the other Loan Documents, the L/Cs, Applications, Acceptances, Steamship Guaranties and Airway Releases and all other agreements, instruments and documents relating to this transaction, the consummation of the transactions contemplated by all such documents, the preservation of all rights of the Banks and the Collateral Monitoring Agent, the Issuing Bank, and the Agent the negotiation, preparation, execution and delivery of any amendment, modification or supplement of or to, or any consent or waiver under, any such document (or any such instrument that is proposed but not executed and delivered) and with any claim or action threatened, made or brought against any of the Banks or the Collateral Monitoring Agent, the Issuing Bank and the Agent arising out of or relating to any extent to this Agreement, the other Loan Documents or the transactions contemplated hereby or thereby and including, without limitation, the allocated costs of internal counsel to the Banks with respect to the amending and restating of the Existing Loan Agreement. In addition, the Borrower will promptly pay all costs and expenses (including, without limitation, reasonable fees, costs and disbursements of counsel) suffered or incurred by each Bank in connection with its enforcement of this Agreement, the Loan Documents and the Notes held by it, the L/Cs, Applications, Acceptances, Steamship Guaranties and Airway Releases or any other sum due to it under this Agreement or any of the other Loan Documents or any of its other rights hereunder or thereunder. In addition to the foregoing, the Borrower shall indemnify each Bank and the Collateral Monitoring Agent, the Issuing Bank and the Agent and each of their respective directors, officers, employees, attorneys, agents and Affiliates against, and hold each of them harmless from, any loss, liabilities, damages, claims, costs and expenses (including reasonable attorneys' fees and disbursements, including cost allocated by in-house counsel to any Bank) suffered or incurred by any of them arising out of, resulting from or in any manner connected with, the execution, delivery and performance of each of the Loan Documents, the Loans and any and all transactions related to or consummated in connection with the Loans, L/Cs, Applications, Acceptances, Steamship Guaranties and Airway Releases, including, without limitation, losses, liabilities, damages, claims, costs and expenses suffered or incurred by any Bank or the Collateral Monitoring Agent, the Issuing Bank and the Agent or any of their respective directors, officers, employees, attorneys, agents or Affiliates arising out of or related to any Environmental Matter, Environmental Liability or Environmental Proceeding, or in investigating, preparing for, defending against, or providing evidence, producing documents or taking any other action in respect of any commenced or threatened litigation, administrative proceeding or investigation under any federal securities law or any other statute of any jurisdiction, or any regulation, or at common law or otherwise. The indemnity set forth herein shall be in addition to any other obligations or liabilities of the Borrower to the Agent and the Banks hereunder or at common law or otherwise. The provisions of this Section 10.1 shall survive the payment of the Notes, L/Cs, Acceptances, Steamship Guaranties and Airway Releases and the termination of this Agreement.

                  Section 10.2 Taxes.

                           If,  under  any  law in  effect  on the  date  of the
closing of any Loan hereunder, or under any retroactive provision of any law subsequently enacted, it shall be determined that any Federal, state or local tax is payable in respect of the issuance of any Note, L/C, Acceptance, Steamship Guarantee and Airway Release, or in connection with the filing or recording of any assignments, mortgages, financing statements, or other documents (whether measured by the amount of Indebtedness secured or otherwise) as contemplated by this Agreement, then the Borrower will pay any such tax and all interest and penalties, if any, and will indemnify the Banks and the Collateral Monitoring Agent, the Issuing Bank and the Agent against and save each of them harmless from any loss or damage resulting from or arising out of the nonpayment or delay in payment of any such tax. If any such tax or taxes shall be assessed or levied against any Bank or any other holder of a Note, or issuer of an L/C, Acceptance, Steamship Guarantee or Airway Release, such Bank, or such other holder or issuer, as the case may be, may notify the Borrower and make immediate payment thereof, together with interest or penalties in connection therewith, and shall thereupon be entitled to and shall receive immediate reimbursement therefor from the Borrower. Notwithstanding any other provision contained in this Agreement, the covenants and agreements of the Borrower in this Section 10.2 shall survive payment of the Notes, L/Cs, Acceptances, Steamship Guaranties and Airway Releases and the termination of this Agreement.

                  Section 10.3 Payments.

                           As set forth in Article 2 hereof, all payments by the
Borrower on account of principal, interest, fees and other charges (including any indemnities) shall be made to the Collateral Monitoring Agent at its Payment Office, in lawful money of the United States of America in immediately available funds, by wire transfer or otherwise, not later than 1:00 P.M. New York City time on the date such payment is due. Any such payment made on such date but after such time shall, if the amount paid bears interest, be deemed to have been made on, and interest shall continue to accrue and be payable thereon until, the next succeeding Business Day. If any payment of principal or interest becomes due on a day other than a Business Day, such payment may be made on the next succeeding Business Day and such extension shall be included in computing interest in connection with such payment. All payments hereunder and under the Notes, L/Cs, Acceptances, Steamship Guaranties and Airway Releases shall be made without set-off or counterclaim and in such amounts as may be necessary in order that all such payments shall not be less than the amounts otherwise specified to be paid under this Agreement and the Notes, L/Cs, Acceptances, Steamship Guaranties and Airway Releases (after withholding for or on account of: (i) any present or future taxes, levies, imposts, duties or other similar charges of whatever nature imposed by any government or any political subdivision or taxing authority thereof, other than any tax (except those referred to in clause (ii) below) on or measured by the net income of the Bank to which any such payment is due pursuant to applicable federal, state and local income tax laws, and (ii) deduction of amounts equal to the taxes on or measured by the net income of such Bank payable by such Bank with respect to the amount by which the payments required to be made under this sentence exceed the amounts otherwise specified to be paid in this Agreement and the Notes, L/Cs, Acceptances, Steamship Guaranties and Airway Releases). Upon payment in full of any Note, the Bank holding such Note shall mark the Note 'Paid' and return it to the Borrower.

                  Section 10.4 Survival of Agreements and Representations;
                               Construction.

                           All agreements,  representations  and warranties made
herein shall survive the delivery of this Agreement, the Notes and any other instruments evidencing Obligations. The headings used in this Agreement and the table of contents are for convenience only and shall not be deemed to constitute a part hereof. All uses herein of the masculine gender or of singular or plural terms shall be deemed to include uses of the feminine or neuter gender, or plural or singular terms, as the context may require.

                  Section 10.5 Lien on and Set-off of Deposits.

                           As security  for the due payment and  performance  of
all the Obligations, the Borrower hereby grants to Agent for the ratable benefit of the Banks a Lien on any and all deposits or other sums at any time credited by or due from the Agent or any Bank to the Borrower, whether in regular or special depository accounts or otherwise, and any and all monies, securities and other property of the Borrower, and the proceeds thereof, now or hereafter held or received by or in transit to any Bank, the Collateral Monitoring Agent, the Issuing Bank or the Agent from or for the Borrower, whether for safekeeping, custody, pledge, transmission, collection or otherwise, and any such deposits, sums, monies, securities and other property, may at any time after the occurrence and during the continuance of any Event of Default be set-off, appropriated and applied by any Bank or the Agent against any of the Obligations, whether or not any of such Obligations is then due or is secured by any collateral, or, if it is so secured, whether or not the collateral held by the Agent is considered to be adequate, all as set forth in and pursuant to
Section 2.17 hereof.

                  Section 10.6 Modifications, Consents and Waivers; Entire
                               Agreement.

                           No  modification,  amendment  or  waiver  of or  with
respect to any provision of this Agreement, any Notes, the Security Documents, or any of the other Loan Documents and all other agreements, instruments and documents delivered pursuant hereto or thereto, nor consent to any departure by the Borrower from any of the terms or conditions thereof, shall in any event be effective unless it shall be in writing and signed by the Agent and each Bank and the Borrower except that: (i) any modification or amendment of, or waiver or consent with respect to, Article 4 may be signed only by the Agent and the Majority Banks and the Borrower (provided, however, that the consummation of a transaction by a Bank shall be deemed, with respect to such Loan only, to have the effect of the execution by such Bank of a waiver of, or consent to a departure from, any term or provision of Article 4 that has not been satisfied as of the date of the consummation of such transaction); and (ii) any modification or amendment of, or waiver or consent with respect to, Articles 1, 5, 6, 7, 8 and 10 (other than this Section 10.6) may be signed only by the Agent and the Majority Banks and the Borrower. Any such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No consent to or demand on the Borrower in any case shall, of itself, entitle it to any other or further notice or demand in similar or other circumstances. This Agreement and the other Loan Documents embody the entire agreement and understanding among the Banks, the Collateral Monitoring Agent, the Issuing Bank, the Agent and the Borrower and supersede all prior agreements and understandings relating to the subject matter hereof.

                  Section 10.7 Remedies Cumulative.

                           Each  and  every  right  granted  to  the  Collateral
Monitoring Agent, the Issuing Bank, the Agent and the Banks hereunder or under any other document delivered hereunder or in connection herewith, or allowed it by law or equity, shall be cumulative and may be exercised from time to time. No failure on the part of the Collateral Monitoring Agent, the Issuing Bank, the Agent or any Bank or the holder of any Note or the issuer of any L/C, Acceptance, Steamship Guarantee or Airway Release to exercise, and no delay in exercising, any right shall operate as a waiver thereof, nor shall any single or partial exercise of any right preclude any other or future exercise thereof or the exercise of any other right. The due payment and performance of the Obligations shall be without regard to any counterclaim, right of offset or any other claim whatsoever that the Borrower may have against any Bank, the Collateral Monitoring Agent, the Issuing Bank or the Agent and without regard to any other obligation of any nature whatsoever that any Bank, the Collateral Monitoring Agent, the Issuing Bank or the Agent may have to the Borrower, and no such counterclaim or offset shall be asserted by the Borrower in any action, suit or proceeding instituted by any Bank, the Collateral Monitoring Agent, the Issuing Bank or the Agent for payment or performance of the Obligations.

                  Section 10.8 Further Assurances.

                           At any time and from time to time,  upon the  request
of the Agent, the Borrower shall execute, deliver and acknowledge or cause to be executed, delivered and acknowledged, such further documents and instruments and do such other acts and things as the Agent may reasonably request in order to fully effect the purposes of this Agreement, the other Loan Documents and any other agreements, instruments and documents delivered pursuant hereto or in connection with the Loans, including, without limitation, the execution and delivery to the Agent of mortgages in form and substance reasonably satisfactory to the Agent and the Banks covering all real property or interests therein acquired by the Borrower, and all leases of real property entered into by the Borrower as tenant or lessee, after the date of this Agreement, promptly after such acquisition or the entering into of any such lease.

                  Section 10.9 Notices.

                           All    notices,    requests,    reports   and   other
communications pursuant to this Agreement shall be in writing, either by letter (delivered by hand or commercial messenger service or sent by certified mail, return receipt requested, except for routine reports delivered in compliance with Article 5 hereof which may be sent by ordinary first-class mail) or telegram or telecopy, addressed as follows:

                           (a)  If to the Borrower or any other Loan Party:

                                G-III Leather Fashions, Inc.
                                345 West 37th Street
                                New York, NY 10018
                                Attention: Chief Financial Officer
                                Telecopier No.: (212) 967-1487

                                with a copy to:

                                Fulbright & Jaworski L.L.P.
                                666 Fifth Avenue
                                New York, New York  10103
                                Attention: Sheldon Nussbaum, Esq.
                                Telecopier No.: (212) 752-5958

                           (b)  If to any Bank:

                                To its address set forth below its
                                name on the signature pages hereof,
                                with a copy to the Agent; and

                           (c)  If to the Collateral Monitoring Agent:

                                NatWest Bank N.A., as Agent
                                51 Cragwood Road
                                South Plainfield, New Jersey 07080
                                Attention: Mr. Murray Markowitz,
                                           Vice President
                                Telecopier No.: (908) 226-6102

                                with a copy (other than in the case of Borrowing Notices and reports and other documents delivered in compliance with Article 5 hereof) to:

                                Winston & Strawn
                                175 Water Street
                                New York, New York 10038
                                Attention:  John C. Phelan
                                Telecopier No.: (212) 952-1474

                           (d)  If to the Issuing Bank:

                                NatWest Bank N.A., as Agent
                                51 Cragwood Road
                                South Plainfield, New Jersey 07080
                                Attention: Mr. Murray Markowitz,
                                           Vice President
                                Telecopier No.: (908) 226-6102

                                with a copy (other than in the case of Borrowing Notices and reports and other documents delivered in compliance with Article 5 hereof) to:

                                Winston & Strawn
                                175 Water Street
                                New York, New York 10038
                                Attention:  John C. Phelan
                                Telecopier No.: (212) 952-1474

                           (e)  If to the Agent:

                                NatWest Bank N.A., as Agent
                                51 Cragwood Road
                                South Plainfield, New Jersey 07080
                                Attention: Mr. Murray Markowitz,
                                           Vice President
                                Telecopier No.: (908) 226-6102

                                with a copy (other than in the case of Borrowing Notices and reports and other documents delivered in compliance with Article 5 hereof) to:

                                Winston & Strawn
                                175 Water Street
                                New York, New York 10038
                                Attention:  John C. Phelan
                                Telecopier No.: (212) 952-1474

Any notice, request or communication hereunder shall be deemed to have been given on the day on which it is telecopied to such party at the telecopier number specified above or delivered by hand or such commercial messenger service to such party at its address specified above, or, if sent by mail, on the third Business Day after the day deposited in the mail, postage prepaid, or in the case of telegraphic notice, when delivered to the telegraph company, addressed as aforesaid. Any party may change the person, address or telecopier number to whom or which notices are to be given hereunder, by notice duly given hereunder; provided, however, that any such notice shall be deemed to have been given hereunder only when actually received by the party to which it is addressed.

                  Section 10.10 Counterparts.

                           This  Agreement  may  be  signed  in  any  number  of
counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

                  Section 10.11 Severability.

                           The provisions of this  Agreement are severable,  and
if any clause or provision hereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision in this Agreement in any jurisdiction. Each of the covenants, agreements and conditions contained in this Agreement is independent and compliance by the Borrower with any of them shall not excuse non-compliance by the Borrower with any other. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists.

                  Section 10.12 Binding Effect; No Assignment or Delegation by
                                Borrower.

                           This Agreement shall be binding upon and inure to the
benefit of the Borrower and its successors and to the benefit of the Banks, the Collateral Monitoring Agent, the Issuing Bank and the Agent and their respective successors and assigns. The rights and obligations of the Borrower under this Agreement shall not be assigned or delegated without the prior written consent of the Agent, the Collateral Monitoring Agent, the Issuing Bank and the Banks, and any purported assignment or delegation without such consent shall be void.

                  Section 10.13 Assignments and Participation by Banks; Issuance
                                of L/Cs by Bank Affiliates.

                           (a) Each  Bank  may  assign  to one or more  banks or
other entities all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment, the Loans owing to it or the other Obligations or L/Cs issued by it, amounts outstanding in respect of outstanding Obligations, and the Note or Notes held by
it); provided, however, that: (i) each such assignment shall be of a constant, and not a varying, percentage of all of the assigning Bank's rights and obligations under this Agreement, (ii) the amount of the Commitment of the assigning Bank being assigned pursuant to each such assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall in no event be less than $5,000,000 (unless such lesser amount is equal to the then outstanding Commitment) and shall be an integral multiple of $2,500,000, and (iii) each such assignment shall be to an Eligible Assignee. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least 5 Business Days after the execution thereof: (x) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Bank hereunder, and (y) the Bank assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Bank's rights and obligations under this Agreement, such Bank shall cease to be a party hereto).

                           (b) By executing and  delivering  an  Assignment  and
Acceptance, the Bank assignor thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Bank makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto; (ii) such assigning Bank makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or the performance or observance by the Borrower of any of its obligations under this Agreement or any other instrument or document furnished pursuant hereto; (iii) such assignee confirms that it has received a copy of this Agreement, together with copies of such financial statements and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon the Agent, such assigning Bank or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such assignee confirms that it is an Eligible Assignee; (vi) such assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Agent by the terms hereof, together with such powers as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Bank.

                           (c) Upon its receipt of an Assignment  and Acceptance
executed by an assigning Bank and an assignee representing that it is an Eligible Assignee, together with any Note, Application or other instrument evidencing an Obligation subject to such assignment, the Agent shall: (i) accept such Assignment and Acceptance, and (ii) give prompt notice thereof to the Borrower. Within five Business Days after its receipt of such notice, the Borrower, at its own expense, shall execute and deliver to the Agent in exchange for the surrendered Note, Application or other instrument evidencing an Obligation a new such instrument to the order of such Eligible Assignee in an amount equal to the Commitment assumed by it pursuant to such Assignment and Acceptance and, if the assigning Bank has retained a Bank's Commitment hereunder, a new such instrument to the order of the assigning Bank in an amount equal to the Bank's Commitment retained by it hereunder. Such new instrument shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered instrument, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of Exhibit A hereto.

                           (d)  (i) Each Bank may sell participations  to one or
more banks or other entities in all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Bank's Commitment, the Loans owing to it, amounts outstanding in respect of outstanding Obligations, and the Note held by it; and

                               (ii) NatWest may arrange for the issuance of L/Cs
which it is obligated to issue hereunder by an Affiliate of such Bank;

provided, however, that: (x) such Bank's obligations under this Agreement (including, without limitation, its Bank's Commitment hereunder) shall remain unchanged, (y) such Bank shall remain solely responsible to the other parties hereto for the performance of such obligations, (z) such Bank shall remain the holder of any such Note and the issuer of the L/C or other Direct Obligation (whenever issued) for all purposes of this Agreement, and the Borrower, the Agent and the other Banks shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement.

                           (e) Any Bank may, in connection  with any  assignment
or  participation  or  proposed  assignment  or  participation  pursuant to this
Section 10.13, disclose to the assignee or participant or proposed assignee or participant, any information relating to the Borrower furnished to such Bank by or on behalf of the Borrower; provided that, prior to any such disclosure, the assignee or participant or proposed assignee or participant shall agree to preserve the confidentiality of any confidential information relating to the Borrower received by it from such Bank.

                           (f) In addition to the assignments and participations
permitted under subsections (a) through (d) hereof, any Bank may assign and pledge all or any portion of its Loans and Note to (i) any Affiliate of such Bank or (ii) any Federal Reserve Bank as collateral security pursuant to Regulation A of the Board of Governors of the Federal Reserve System and any Operating Circular issued by such Federal Reserve Bank. Any such assignment shall not release the assigning Bank from its obligations hereunder.

                  Section 10.14 GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER
                                OF TRIAL BY JURY.

                           (a) THIS AGREEMENT,  THE OTHER LOAN DOCUMENTS AND ALL
OTHER DOCUMENTS AND INSTRUMENTS EXECUTED AND DELIVERED IN CONNECTION HEREWITH AND THEREWITH, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS RULES PERTAINING TO CONFLICTS OF LAWS.

                           (b) EACH OF THE  BORROWER  AND HONG KONG  IRREVOCABLY
CONSENTS THAT ANY LEGAL ACTION OR PROCEEDING AGAINST IT UNDER, ARISING OUT OF OR IN ANY MANNER RELATING TO THIS AGREEMENT, AND EACH OTHER LOAN DOCUMENT MAY BE BROUGHT IN ANY COURT OF THE STATE OF NEW YORK, COUNTY OF NEW YORK, OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK. EACH OF THE BORROWER, AND HONG KONG, BY THE EXECUTION AND DELIVERY OF THIS AGREEMENT, EXPRESSLY AND IRREVOCABLY ASSENTS AND SUBMITS TO THE PERSONAL JURISDICTION OF ANY OF SUCH COURTS IN ANY SUCH ACTION OR PROCEEDING. EACH OF THE BORROWER, AND HONG KONG FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF ANY COMPLAINT, SUMMONS, NOTICE OR OTHER PROCESS RELATING TO ANY SUCH ACTION OR PROCEEDING BY DELIVERY THEREOF TO IT BY HAND OR BY MAIL IN THE MANNER PROVIDED FOR IN SECTION 10.9 HEREOF. EACH OF THE BORROWER, AND HONG KONG HEREBY EXPRESSLY AND IRREVOCABLY WAIVES ANY CLAIM OR DEFENSE IN ANY SUCH ACTION OR PROCEEDING BASED ON ANY ALLEGED LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS OR ANY SIMILAR BASIS. EACH OF THE BORROWER, AND HONG KONG SHALL NOT BE ENTITLED IN ANY SUCH ACTION OR PROCEEDING TO ASSERT ANY DEFENSE GIVEN OR ALLOWED UNDER THE LAWS OF ANY STATE OTHER THAN THE STATE OF NEW YORK UNLESS SUCH DEFENSE IS ALSO GIVEN OR ALLOWED BY THE LAWS OF THE STATE OF NEW YORK. NOTHING IN THIS SECTION
10.14 SHALL AFFECT OR IMPAIR IN ANY MANNER OR TO ANY EXTENT THE RIGHT OF ANY BANK TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY OF THE BORROWER, OR HONG KONG IN ANY JURISDICTION OR TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW.

                           (c) EACH OF THE BORROWER,  HONG KONG, THE BANKS,  THE
COLLATERAL MONITORING AGENT, THE ISSUING BANK AND THE AGENT WAIVES TRIAL BY JURY IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF, THIS AGREEMENT, ANY OF THE OTHER LOAN DOCUMENTS, OR ANY INSTRUMENT OR DOCUMENT DELIVERED PURSUANT TO THIS AGREEMENT, OR THE VALIDITY, PROTECTION, INTERPRETATION, COLLECTION OR ENFORCEMENT THEREOF.

                  Section 10.15. Waiver of Existing Events of Defaults.

                           The  Agent and the Banks  hereby  waive the  Existing
Events of Default as of the date hereof.

                  Section 10.16. Additional Agreements by Borrower and Loan
                                 Parties.

                           Each of the Borrower and the Loan Parties agrees that
in the event that the Borrower or any Loan Party is the subject of any insolvency, bankruptcy, receivership, dissolution, reorganization or similar proceeding, federal or state, voluntary or involuntary, under any present or future law or act, the Collateral Monitoring Agent, the Issuing Bank, the Agent and the Banks shall be entitled to the automatic and absolute lifting of any automatic stay as to the enforcement of their rights and remedies under this Agreement and the Security Documents, including specifically, but not limited to the stay imposed by Section 362 of the United States Bankruptcy Code, as amended, and each of the Borrower and the Loan Parties hereby consents to the immediate lifting of any such automatic stay, and will not contest any motion by the Collateral Monitoring Agent, the Issuing Bank, the Agent or the Banks to lift such stay.

                  Section 10.17. Release by Borrower and Loan Parties.

                           Each of the Borrower and the Loan Parties agrees that
the Borrower and the Loan Parties on behalf of themselves and their respective Subsidiaries, Affiliates, successors and assigns hereby release and forever discharge the Collateral Monitoring Agent, the Issuing Bank, the Agent and the Banks, their respective parents, subsidiaries and affiliates, and the officers, directors, employees, agents and attorneys of each of them from any and all liability, actions, claims, causes of action, suits, debts, damages, executions and demands whatsoever, in law or in equity which the Borrower or the Loan Parties or any of their respective Subsidiaries, Affiliates, successors or assigns might have, arising out of, based upon, in connection with or otherwise relating to any matter whatsoever, including without limitation, the Obligations, from the beginning of time to the date hereof.

                           IN WITNESS  WHEREOF,  the parties  hereto have caused
this Agreement to be duly executed on the date first above written.

                                        G-III LEATHER FASHIONS, INC.


                                        By:_____________________________________
                                                                           Title

Agreed:

G-III HONG KONG LTD.


By:______________________________
                            Title


Agreed as to Articles 2, 3, 4, 6, 7 and 10:

G-III APPAREL GROUP, LTD.


By:______________________________
                            Title


Agreed as to Article 2, 4 and 10:

SIENA LEATHER LTD.


By:_______________________________
                             Title


GLOBAL INTERNATIONAL TRADING
 COMPANY


By:_______________________________
                             Title


INDAWA HOLDING CORP.


By:_______________________________
                             Title


                      [SIGNATURES CONTINUED ON NEXT PAGE]

GLOBAL APPAREL SOURCING, LTD.


By:________________________________
                              Title


G-III RETAIL OUTLETS INC.


By:________________________________
                              Title


P.T. TATABUANA RAYA


By:_________________________________
                               Title



Agreed as to Section 2.13(e),  2.13(f),
4.1(d), 4.1(j), 10.16 and 10.17
(solely as such Sections relate to the
Individual Guarantors):


-----------------------------------
Morris Goldfarb, by Alan Feller,
his attorney-in-fact


-----------------------------------
Aron Goldfarb







                   [SIGNATURES CONTINUED FROM PREVIOUS PAGE]

                                            NATWEST BANK N.A.,
                                            as Collateral Monitoring Agent


                                            By:_________________________________
                                                                           Title



                                            Lending Office:

                                            51 Cragwood Road
                                            South Plainfield, New Jersey 07080
                                            Attention:  Murray Markowitz,
                                                        Vice President


                                            Address for Notices:

                                            NatWest Bank N.A.
                                            51 Cragwood Road
                                            South Plainfield, New Jersey 07080
                                            Attention:  Murray Markowitz,
                                                        Vice President

                                            Telex:
                                            Answer-Back Code:
                                            Telecopier: (908) 226-6102


                                            Wire Transfer Instructions:

                                            ---------------------------

                                            ---------------------------

                                            ---------------------------

                                            NATWEST BANK N.A.,
                                            as Agent


                                            By:_________________________________
                                                                           Title



                                            Lending Office:

                                            51 Cragwood Road
                                            South Plainfield, New Jersey 07080
                                            Attention:  Murray Markowitz,
                                                        Vice President


                                            Address for Notices:

                                            NatWest Bank N.A.
                                            51 Cragwood Road
                                            South Plainfield, New Jersey 07080
                                            Attention:  Murray Markowitz,
                                                        Vice President

                                            Telex:
                                            Answer-Back Code:
                                            Telecopier: (908) 226-6102


                                            Wire Transfer Instructions:

                                            ---------------------------

                                            ---------------------------

                                            ---------------------------

                                            NATWEST BANK N.A.,
                                            as Issuing Bank


                                            By:_________________________________
                                                                           Title



                                            Lending Office:

                                            51 Cragwood Road
                                            South Plainfield, New Jersey 07080
                                            Attention:  Murray Markowitz,
                                                        Vice President


                                            Address for Notices:

                                            NatWest Bank N.A.
                                            51 Cragwood Road
                                            South Plainfield, New Jersey 07080
                                            Attention:  Murray Markowitz,
                                                        Vice President

                                            Telex:
                                            Answer-Back Code:
                                            Telecopier: (908) 226-6102


                                            Wire Transfer Instructions:

                                            ---------------------------

                                            ---------------------------

                                            ---------------------------

         Commitment:
         ----------
         $18,461,538.46                     NATWEST BANK N.A.,
                                            as a Bank
         (as a percentage:
         38.461538462%)
                                            By:_________________________________
                                                                           Title


                                            Lending Office:

                                            1133 Avenue of the Americas
                                            New York, New York 10036
                                            Attention:  Thomas M. Fasano,
                                                         Vice President

                                            Address for Notices:

                                            1133 Avenue of the Americas
                                            New York, New York 10036
                                            Attention:  Thomas M. Fasano,
                                                        Vice President


                                            Telex No.:  232369
                                            Answer-Back Code:  NBNA UR
                                            Telecopier:  (212) 290-1704

                                            Wire Transfer Instructions:

                                            ---------------------------

                                            ---------------------------

                                            ---------------------------

         Commitment:
         ----------
         $18,461,538.46                     CHEMICAL BANK

         (as a percentage:
         38.461538462%)

                                            By:_________________________________
                                                                           Title


                                            Lending Office:

                                            111 West 40th Street
                                            New York, New York 10018
                                            Attention:  Kristina Kohl,
                                                        Vice President


                                            Address for Notices:

                                            111 West 40th Street
                                            New York, New York 10018
                                            Attention:  Kristina Kohl,
                                                        Vice President

                                            Telex No.:  175666
                                            Answer-Back Code:  CBC.UT
                                            Telecopier:  (212) 403-5112


                                            Wire Transfer Instructions:

                                            ---------------------------

                                            ---------------------------

                                            ---------------------------

         Commitment:
         ----------
         $11,076,923.08                     THE CHASE MANHATTAN BANK, N.A.

         (as a percentage:
         23.076923076%)
                                            By:_________________________________
                                                                           Title



                                            Lending Office:

                                            Textile & Apparel Division
                                            1411 Broadway - 5th Floor
                                            New York, New York 10018
                                            Attention:  Roberta Weissenberg


                                            Address for Notices:

                                            Textile & Apparel Division
                                            1411 Broadway - 5th Floor
                                            New York, New York 10018
                                            Attention:  Roberta Weissenberg

                                            Telex No.: 62910CMBUW
                                            Answer-Back Code:
                                            Telecopier: (212) 768-9514

                                            Wire Transfer Instructions:

                                            ---------------------------

                                            ---------------------------

                                            ---------------------------

                             EXHIBITS AND SCHEDULES

EXHIBITS

A.       Form of Fourth Substituted Note

B. States of Incorporation and Qualification, and Capitalization and Ownership of Stock, of Borrower and Subsidiaries

C.       Consents, Waivers, Approvals; Violation of Agreements

D-1      Form of Available to Sell Report ($)

D-2      Form of Available to Sell Report (Units)

D-3      Form of Inventory Analysis Report

D-4      Form of Key Item Report

E.       Permitted Security Interests, Liens and Encumbrances

F.       Judgments, Actions, Proceedings

G.       Defaults; Compliance with Laws, Regulations, Agreements

H.       Burdensome Documents

I.       Patents, Trademarks, Trade Names, Service Marks, Copyrights

J.       Name Changes, Mergers, Acquisitions; Location of Collateral

K.       Labor Disputes; Collective Bargaining Agreements; Employee
         Grievances

L.       Pension Plans

M.       Permitted Indebtedness and Guaranties

N.       Form of Assignment and Acceptance

O.       Accounts and Inventory

P.       Borrowing Base Certificate

Q.       Form of Continuing Agreement for Issuance of Steamship
         Guaranties and Airway Releases


SCHEDULE
1        Existing Events of Default

7.9      Investments

                                   EXHIBIT A
                 TO SECOND AMENDED AND RESTATED LOAN AGREEMENT
                                  BY AND AMONG
                         G-III LEATHER FASHIONS, INC.,
                           THE BANKS SIGNATORY HERETO
                                      AND
                               NATWEST BANK N.A.,
             AS AGENT, COLLATERAL MONITORING AGENT AND ISSUING BANK



                        FORM OF FOURTH SUBSTITUTED NOTE


$____________________                            New York, New York
                                                 June __, 1995


                           FOR VALUE  RECEIVED,  the  undersigned  G-III LEATHER
FASHIONS, INC., a New York corporation (the 'Borrower'),  hereby promises to pay
to the order of                  (the 'Bank') on May 31, 1996 or on such earlier
date as is provided for in the Second Amended and Restated Loan Agreement (as such Loan Agreement may be amended, modified or supplemented, the 'Loan Agreement') dated the date hereof between the Borrower, the banks signatory thereto and NatWest Bank N.A., as Collateral Monitoring Agent, Issuing Bank and Agent (in its capacity as Collateral Monitoring Agent, together with its successors and assigns, the 'Collateral Monitoring Agent'), the lesser of (i)
the principal sum of ($         )  Dollars, or (ii) the portion of the aggregate
unpaid principal amount of the Loans (as defined in the Loan Agreement) made by the Bank to the Borrower pursuant to the Loan Agreement, and to pay interest on the unpaid principal amount of each Loan from the date thereof at the rates per annum and for the periods set forth in or established by the Loan Agreement and calculated as provided therein.

         All indebtedness outstanding under this Note shall bear interest (computed in the same manner as interest on this Note prior to maturity) after maturity, whether at stated maturity, by acceleration or otherwise, at the Post-Default Rate (as defined in the Loan Agreement), and all such interest shall be payable on demand.

         Anything herein to the contrary notwithstanding, the obligation of the Borrower to make payments of interest shall be subject to the limitation that payments of interest shall not be required to be made to the Bank to the extent that the Bank's receipt thereof would not be permissible under the law or laws applicable to the Bank limiting rates of interest which may be charged or collected by the Bank. Any such payments of interest which are not made as a result of the limitation referred to in the preceding sentence shall be made by the Borrower to the Bank on the earliest interest payment date or dates on which the receipt thereof would be permissible under the laws applicable to the Bank limiting rates of interest which may be charged or collected by the Bank.

         Payment of both principal and interest on this Note are to be made at the office of the Collateral Monitoring Agent at 51 Cragwood Road, South
Plainfield, New Jersey 07080 or such other place as the holder hereof shall designate to the Borrower in writing, in lawful money of the United States of America in immediately available funds.

         This Note is one of the Fourth Substituted Notes referred to in the Loan Agreement, is secured in the manner provided therein, may be prepaid upon and subject to terms and conditions thereof and is entitled to the benefits thereof.

         This Note shall be deemed to be in substitution for and replacement of, and not a repayment of the Note dated November 22, 1994 made by the Borrower payable to the Lender (the 'Prior Note') and all interest accrued and unpaid under such Prior Note shall be deemed evidenced by this Note and payable hereunder from and after the date of accrual thereof. The execution and delivery of this Note shall not be construed (i) to have constituted repayment of any amount of principal or interest on the Prior Note, or (ii) to release, cancel, terminate or otherwise impair all or an part of any lien or security interest granted to the Banks party to the Loan Agreement or their agents as collateral security for the Prior Note.

         Upon the occurrence of any Event of Default, as defined in the Loan Agreement, the principal amount of and accrued interest on this Note may be declared due and payable in the manner and with the effect provided in the Loan Agreement.

         The Borrower shall pay costs and expenses of collection, including, without limitation, attorneys' fees and disbursements in the event that any action, suit or proceeding is brought by the holder hereof to collect this Note.

         THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS RULES PERTAINING TO CONFLICTS OF LAWS.


                                                 G-III LEATHER FASHIONS, INC.



                                                 By_____________________________
                                                                           Title

                                   EXHIBIT B
                 TO SECOND AMENDED AND RESTATED LOAN AGREEMENT
                                  BY AND AMONG
                         G-III LEATHER FASHIONS, INC.,
                           THE BANKS SIGNATORY HERETO
                                      AND
                               NATWEST BANK N.A.,
             AS AGENT, COLLATERAL MONITORING AGENT AND ISSUING BANK



                   STATES OF INCORPORATION AND QUALIFICATION,
                        AND CAPITALIZATION AND OWNERSHIP
                     OF STOCK, OF BORROWER AND SUBSIDIARIES

                                   EXHIBIT C
                 TO SECOND AMENDED AND RESTATED LOAN AGREEMENT
                                  BY AND AMONG
                         G-III LEATHER FASHIONS, INC.,
                           THE BANKS SIGNATORY HERETO
                                      AND
                               NATWEST BANK N.A.,
             AS AGENT, COLLATERAL MONITORING AGENT AND ISSUING BANK


                         CONSENTS, WAIVERS, APPROVALS;
                            VIOLATION OF AGREEMENTS

                                  EXHIBIT D-1
                 TO SECOND AMENDED AND RESTATED LOAN AGREEMENT
                                  BY AND AMONG
                         G-III LEATHER FASHIONS, INC.,
                           THE BANKS SIGNATORY HERETO
                                      AND
                               NATWEST BANK N.A.,
             AS AGENT, COLLATERAL MONITORING AGENT AND ISSUING BANK



                      FORM OF AVAILABLE TO SELL REPORT ($)


                           [FORM FOLLOWS THIS PAGE.]

                                  EXHIBIT D-2
                 TO SECOND AMENDED AND RESTATED LOAN AGREEMENT
                                  BY AND AMONG
                         G-III LEATHER FASHIONS, INC.,
                           THE BANKS SIGNATORY HERETO
                                      AND
                               NATWEST BANK N.A.,
             AS AGENT, COLLATERAL MONITORING AGENT AND ISSUING BANK



                    FORM OF AVAILABLE TO SELL REPORT (UNITS)


                           [FORM FOLLOWS THIS PAGE.]

                                  EXHIBIT D-3
                 TO SECOND AMENDED AND RESTATED LOAN AGREEMENT
                                  BY AND AMONG
                         G-III LEATHER FASHIONS, INC.,
                           THE BANKS SIGNATORY HERETO
                                      AND
                               NATWEST BANK N.A.,
             AS AGENT, COLLATERAL MONITORING AGENT AND ISSUING BANK



                       FORM OF INVENTORY ANALYSIS REPORT



                           [FORM FOLLOWS THIS PAGE.]

                                  EXHIBIT D-4
                 TO SECOND AMENDED AND RESTATED LOAN AGREEMENT
                                  BY AND AMONG
                         G-III LEATHER FASHIONS, INC.,
                           THE BANKS SIGNATORY HERETO
                                      AND
                               NATWEST BANK N.A.,
             AS AGENT, COLLATERAL MONITORING AGENT AND ISSUING BANK


                            FORM OF KEY ITEM REPORT



                           [FORM FOLLOWS THIS PAGE.]

         The key item report will contain the following information presented in a form satisfactory to the Collateral Monitoring Agent:

         1. accounts receivable by subsidiary compared to such accounts receivable for the corresponding period of the immediately preceding fiscal year;

         2.       month-end Inventory balance by location;

         3.       month-end accounts payable balance by subsidiary;

         4. month-end unshipped orders by division, aged by the shipping month, compared to such unshipped orders for the corresponding period of the immediately preceding fiscal year;

         5. shipped orders by division for such preceding month compared to same month of the immediately preceding fiscal year and projection;

         6. the balances, if any, in intercompany accounts among the Loan Parties (other than the Individual Guarantors);

         7. divisional sales and gross profit for the preceding calendar month, compared to such amounts for the corresponding period of the immediately preceding fiscal year and to the amount that had been projected for such preceding month, including, without limitation, a reasonably detailed description of deviations from the amounts for the preceding year and projected for such preceding month, together with cumulative sales and gross profit for the fiscal year to-date compared with such amount for the immediately preceding fiscal year;

         8. sales by warehouse, foreign letters of credit and transfer letters of credit for such month compared to same month of the immediately preceding fiscal year and projection;

         9. in the month immediately following the last month of each fiscal quarter, a restatement of such fiscal quarter's profit and loss statement to reclassify commission income from sales;

         10. in the month immediately following the end of each fiscal year, an aging report of inventory by season, division and style;

         11. in the month immediately following the last month of each fiscal quarter, a gross profit report by style;

         12.      receivables from Mexico.

                                   EXHIBIT E
                     TO AMENDED AND RESTATED LOAN AGREEMENT
                                  BY AND AMONG
                         G-III LEATHER FASHIONS, INC.,
                           THE BANKS SIGNATORY HERETO
                                      AND
                               NATWEST BANK N.A.,
             AS AGENT, COLLATERAL MONITORING AGENT AND ISSUING BANK



                          PERMITTED SECURITY INTERESTS
                             LIENS AND ENCUMBRANCES

                                   EXHIBIT F
                 TO SECOND AMENDED AND RESTATED LOAN AGREEMENT
                                  BY AND AMONG
                         G-III LEATHER FASHIONS, INC.,
                           THE BANKS SIGNATORY HERETO
                                      AND
                               NATWEST BANK N.A.,
             AS AGENT, COLLATERAL MONITORING AGENT AND ISSUING BANK



                        JUDGMENTS, ACTIONS, PROCEEDINGS

                                   EXHIBIT G
                     TO AMENDED AND RESTATED LOAN AGREEMENT
                                  BY AND AMONG
                         G-III LEATHER FASHIONS, INC.,
                           THE BANKS SIGNATORY HERETO
                                      AND
                               NATWEST BANK N.A.,
             AS AGENT, COLLATERAL MONITORING AGENT AND ISSUING BANK



                        DEFAULTS; COMPLIANCE WITH LAWS,
                            REGULATIONS, AGREEMENTS

                                   EXHIBIT H
                 TO SECOND AMENDED AND RESTATED LOAN AGREEMENT
                                  BY AND AMONG
                         G-III LEATHER FASHIONS, INC.,
                           THE BANKS SIGNATORY HERETO
                                      AND
                               NATWEST BANK N.A.,
             AS AGENT, COLLATERAL MONITORING AGENT AND ISSUING BANK



                              BURDENSOME DOCUMENTS

                                   EXHIBIT I
                 TO SECOND AMENDED AND RESTATED LOAN AGREEMENT
                                  BY AND AMONG
                         G-III LEATHER FASHIONS, INC.,
                           THE BANKS SIGNATORY HERETO
                                      AND
                               NATWEST BANK N.A.,
             AS AGENT, COLLATERAL MONITORING AGENT AND ISSUING BANK



                           PATENTS, TRADEMARKS, TRADE
                        NAMES, SERVICE MARKS, COPYRIGHTS

                                   EXHIBIT J
                 TO SECOND AMENDED AND RESTATED LOAN AGREEMENT
                                  BY AND AMONG
                         G-III LEATHER FASHIONS, INC.,
                           THE BANKS SIGNATORY HERETO
                                      AND
                               NATWEST BANK N.A.,
             AS AGENT, COLLATERAL MONITORING AGENT AND ISSUING BANK



          NAME CHANGES, MERGERS, ACQUISITIONS; LOCATION OF COLLATERAL

                                   EXHIBIT K
                 TO SECOND AMENDED AND RESTATED LOAN AGREEMENT
                                  BY AND AMONG
                         G-III LEATHER FASHIONS, INC.,
                           THE BANKS SIGNATORY HERETO
                                      AND
                               NATWEST BANK N.A.,
             AS AGENT, COLLATERAL MONITORING AGENT AND ISSUING BANK


                     LABOR DISPUTES, COLLECTIVE BARGAINING
                        AGREEMENTS; EMPLOYEE GRIEVANCES

                                   EXHIBIT L
                 TO SECOND AMENDED AND RESTATED LOAN AGREEMENT
                                  BY AND AMONG
                         G-III LEATHER FASHIONS, INC.,
                           THE BANKS SIGNATORY HERETO
                                      AND
                               NATWEST BANK N.A.,
             AS AGENT, COLLATERAL MONITORING AGENT AND ISSUING BANK



                                 PENSION PLANS

                                   EXHIBIT M
                 TO SECOND AMENDED AND RESTATED LOAN AGREEMENT
                                  BY AND AMONG
                         G-III LEATHER FASHIONS, INC.,
                           THE BANKS SIGNATORY HERETO
                                      AND
                               NATWEST BANK N.A.,
             AS AGENT, COLLATERAL MONITORING AGENT AND ISSUING BANK



                     PERMITTED INDEBTEDNESS AND GUARANTIES

                                   EXHIBIT N
                 TO SECOND AMENDED AND RESTATED LOAN AGREEMENT
                                  BY AND AMONG
                         G-III LEATHER FASHIONS, INC.,
                           THE BANKS SIGNATORY HERETO
                                      AND
                               NATWEST BANK N.A.,
             AS AGENT, COLLATERAL MONITORING AGENT AND ISSUING BANK



                       FORM OF ASSIGNMENT AND ACCEPTANCE



                               Dated

                  Reference  is hereby  made to the Amended  and  Restated  Loan
Agreement dated                       (the 'Loan  Agreement') by and among G-III
Leather Fashions, Inc., a New York corporation (the 'Borrower'), the Banks signatory thereto (collectively, the 'Banks') and National Westminster Bank USA in its capacity as agent for the Banks (in such capacity, the 'Agent'). Capitalized terms used herein that are defined in the Loan Agreement that are not otherwise defined herein shall have the respective meanings ascribed thereto in the Loan Agreement.

                                                 ,   a                      (the
'Assignor')  and                                         ,  a                  ,
(the 'Assignee') agree as follows:

                  1. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, a % interest in and to all of the Assignor's rights and obligations under the Loan Agreement as of the Effective Date (as defined below) (including, without limitation, such percentage interest in the Assignor's Commitment as in effect on the Effective Date, and the Loans owing to the Assignor on the Effective Date, and the Note held by the Assignor).

                  2. The Assignor: (i) represents and warrants that as of the date hereof its Commitment (without giving effect to assignments thereof that
have not yet become  effective) is  $            and the  aggregate  outstanding
principal  amount of Loans owing to it  (without  giving  effect to  assignments
thereof that have not yet become effective) is $          ;  (ii) represents and
warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder, and that such interest is free and clear of any adverse claim; (iii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Agreement or any other instrument or document furnished pursuant thereto; and (iv) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any other Loan Party or the performance or observance by the Borrower or any other Loan Party of any of its obligations under the Loan Agreement or any other instrument or document furnished pursuant thereto; and (v) attaches the Note referred to in paragraph 1 above and requests that the Agent exchange such Note for new Notes as follows: a Note dated the Effective Date (as such term is defined below) in the principal amount of
$           payable to the order of the Assignee, and a Note dated the Effective
Date in the principal amount of $         payable to the order of the Assignor.

                  3. The Assignee: (i) confirms that it has received a copy of the Loan Agreement, together with copies of such financial statements and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (ii) agrees that it will, independently and without reliance upon the Agent, the Assignor or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Agreement; (iii) confirms that it is an Eligible Assignee; (iv) appoints and authorizes the Agent to take such action as its agent on its behalf and to exercise such powers under the Loan Agreement as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Agreement are required to be performed by it as a Bank; and (vi) specifies as its addresses for Loans (and address for notices) the office set forth beneath its name on the signature pages hereof.

                  4. The effective date for this Assignment and Acceptance shall
be                    (the  'Effective  Date').  Following the execution of this
Assignment and Acceptance, it will be delivered to the Agent for acceptance by the Agent.

                  5. Upon such acceptance, as of the Effective Date: (i) the Assignee shall be a party to the Loan Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Bank thereunder and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Loan Agreement.

                  6. Upon such acceptance, from and after the Effective Date, the Agent shall make all payments under the Loan Agreement and the Note in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and commitment fees with respect thereto) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Loan Agreement and the Note for periods prior to the Effective Date directly between themselves.

                  7. This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of New York.

                                       [NAME OF ASSIGNOR]


                                       By_______________________________________
                                                                           Title

                                       [NAME OF ASSIGNEE]


                                       By_______________________________________
                                                                           Title

                                       Lending Office for Prime Rate Loans:


                                       Attention:


                                       Address for Notices:


                                       Attention:


                                       Telephone No.:


                                       Telex No.:

Accepted this     day

of               , 199

NATWEST BANK N.A.,
   as Agent


By_____________________________________
                                  Title

                                   EXHIBIT O
                 TO SECOND AMENDED AND RESTATED LOAN AGREEMENT
                                  BY AND AMONG
                         G-III LEATHER FASHIONS, INC.,
                           THE BANKS SIGNATORY HERETO
                                      AND
                               NATWEST BANK N.A.,
             AS AGENT, COLLATERAL MONITORING AGENT AND ISSUING BANK


                             ACCOUNTS AND INVENTORY


                                      NONE

                                   EXHIBIT P
                 TO SECOND AMENDED AND RESTATED LOAN AGREEMENT
                                  BY AND AMONG
                         G-III LEATHER FASHIONS, INC.,
                           THE BANKS SIGNATORY HERETO
                                      AND
                               NATWEST BANK N.A.,
             AS AGENT, COLLATERAL MONITORING AGENT AND ISSUING BANK



                           BORROWING BASE CERTIFICATE

                             As of


             [FORM OF BORROWING BASE CERTIFICATE FOLLOWS THIS PAGE]

                                   EXHIBIT Q
                 TO SECOND AMENDED AND RESTATED LOAN AGREEMENT
                                  BY AND AMONG
                         G-III LEATHER FASHIONS, INC.,
                           THE BANKS SIGNATORY HERETO
                                      AND
                               NATWEST BANK N.A.,
                               ------------------
             AS AGENT, COLLATERAL MONITORING AGENT AND ISSUING BANK
             -------------------------------------------------------




                   FORM OF CONTINUING AGREEMENT FOR ISSUANCE
                  OF STEAMSHIP GUARANTIES AND AIRWAY RELEASES
                  -------------------------------------------




                           [FORM FOLLOWS THIS PAGE.]

                                   SCHEDULE 1
                 TO SECOND AMENDED AND RESTATED LOAN AGREEMENT
                                  BY AND AMONG
                         G-III LEATHER FASHIONS, INC.,
                           THE BANKS SIGNATORY HERETO
                                      AND
                               NATWEST BANK N.A.,
                               ------------------
             AS AGENT, COLLATERAL MONITORING AGENT AND ISSUING BANK
             ------------------------------------------------------



                           EXISTING EVENTS OF DEFAULT
                           --------------------------

                                  SCHEDULE 7.9
                 TO SECOND AMENDED AND RESTATED LOAN AGREEMENT
                                  BY AND AMONG
                         G-III LEATHER FASHIONS, INC.,
                           THE BANKS SIGNATORY HERETO
                                      AND
                               NATWEST BANK N.A.,
                               ------------------
             AS AGENT, COLLATERAL MONITORING AGENT AND ISSUING BANK
             ------------------------------------------------------



                                  INVESTMENTS
                                  -----------